CIGNA Funds Group

                                                                       [GRAPHIC]

                            Balanced Fund (sub-advised by Wellington Management)
                                            Large Cap Growth/Morgan Stanley Fund
                                        Large Cap Value/John A. Levin & Co. Fund
                                                       S&P 500[RegTM] Index Fund
                                               Small Cap Growth/TimesSquare Fund
                                              Small Cap Value/Berger[RegTM] Fund
                                        International Blend/Bank of Ireland Fund
                                                 TimesSquare Core Plus Bond Fund

                                                                   Annual Report
[LOGO] CIGNA Financial Services                                December 31, 2002

Dear Shareholders,

Our report for the year ended December 31, 2002 follows.

Summary and Major Conclusions

o Underlying business conditions are gradually improving and financial pressures are abating. Both monetary and fiscal policies are expected to remain at full throttle for most of the year. We expect real GDP (Gross Domestic Product) growth in 2003 to exceed the 3% growth of 2002.

o The economic expansion in 2003 should become more broadly based and self-sustaining as the year progresses, fueled by a cyclical rebound in the depressed manufacturing sector and a solid expansion in business capital investment.

o The inflation rate is likely to stabilize in the 1% to 2% range during 2003. The probability of an outbreak of deflation is low, particularly in view of the announced shift in Federal Reserve (Fed) policy away from inflation fighting and toward fighting deflation.

o Corporate profits are expected to grow by 12% to 15% during the four quarters of 2003. The combination of improving corporate profitability and cash flow along with balance sheet deleveraging should contribute to a gradual reduction in corporate credit risk.

o The financial markets appear to be on the threshold of a major cyclical reversal, with market leadership during the 2003-2004 period shifting from Government bonds to equity markets. Corporate bonds should also perform better than Government securities. However, this shift in leadership could unfold in a painfully slow manner in view of escalating geopolitical uncertainties at the present time.

The Economy
The U.S. economy made a successful transition from recession during 2001 to economic recovery in 2002. Although the economic recovery was moderate by historical standards, the rate of economic growth was respectable nonetheless, with real GDP expanding at a 3% rate during the year. Despite the satisfactory growth in overall GDP, the performance of our economy was unsatisfactory in several important respects, including employment, corporate credit quality, and corporate revenue and profit growth. Corporate earnings increased during the year, but the rate of increase was disappointing, and was heavily dependent upon cost cutting rather than top-line revenue growth.

Robust Consumer Spending, Business Sector Retrenchment: The major economic negative of 2002 was the heightened level of credit risk, as business failures and bankruptcies rose to record levels, particularly among high-profile companies. Seven of the dozen largest corporate bankruptcies in American history occurred during 2002, including the single largest (WorldCom), as well as bankruptcies of the largest retailer (Kmart) and airline (United Airlines).

Economic growth during the year was also extremely imbalanced, with strong growth in consumer spending and housing offset by profound weakness in corporate investment spending and manufacturing activity. While the household sector benefited enormously from the Fed's aggressive monetary easing and record mortgage refinancing activity, the business sector remained in a retrenchment mode for the entire year. The result of this retrenchment was persistent weakness in employment, capital goods markets, and nonresidential construction. Weakness in most foreign economies, combined with an overvalued dollar, contributed to a decline in net exports.

Financial Market Review
The year 2002 was one of extraordinary turbulence and volatility in the global money and capital markets, reflecting a variety of economic uncertainties, including growing investor fears that the U.S. economy was on the verge of Japanese-style deflation. Markets were also impacted by a nearly unprecedented wave of corporate scandals and corruption, rising geopolitical tensions, and the most severe corporate credit cycle in several decades. The result was predictable - a massive "flight to safety" and an extreme aversion to risk. Not surprisingly, the highest quality, low-risk investments performed best and high-risk assets performed the worst. U.S. Treasury securities, the safest and most liquid instruments in the world, provided investors with a total return of 11.8%, outperforming equities for the third consecutive year. Ultra-high quality corporate bonds rated AAA also performed very well, with returns of 11.6%. The price of gold rose steadily during the year, reaching a five-year high of $350 an ounce, up 25% for the year - the most vivid sign of investor nervousness over escalating geopolitical uncertainty.

The decline in the equity market during 2002 was extraordinary in several respects. The negative return on equities during the initial recovery phase of a business cycle was unprecedented. In all 18 previous business cycle recoveries dating back to 1912, equity markets had registered positive 12-month rates of return. In addition, 2002 marked the third consecutive year of equity market declines, an event that had not occurred since the 1939-41 period. The losses in the equity market were extremely widespread. For the first calendar year ever, all 10 sectors within the S&P 500 Index suffered a negative return, as did small cap, mid cap, value and growth managers. Daily market volatility was the highest since 1938. The S&P 500 Index declined by 22.10% for the year and is currently 42% below its all-time high in early 2000. Finally, reflecting the massive divergence between stock and bond performance, the magnitude of cumulative outperformance of Government bonds versus the S&P 500 Index during the past three years was nearly 80% - its highest level since the early 1930s. Over the past decade, the annualized total return on long-term Government bonds of 9.5% slightly exceeded the total return from equity markets.

Outlook for the Economy
Despite persistent doubts to the contrary, the business cycle recovery, which began around year-end 2001, remains intact and appears to be sustainable. Underlying business conditions are improving, while stress within the financial system is gradually abating. Leading economic indicators suggest that the rate of economic growth during calendar 2003 will likely accelerate as the year unfolds, and that real GDP growth for the year will likely exceed the approximate 3% growth of calendar 2002. An economic boom is unlikely; we expect instead a period of steady economic growth in the 3.5% to 4% range. Investor fears of a "double-dip" recession should gradually diminish as the year progresses.

Economic Policy at Full Throttle: The most important support to a continued economic expansion during 2003 is the aggressive monetary easing by the Fed combined with the most expansionary fiscal policy in more than two decades. The Fed reduced official interest rates to 1.25% in November, their lowest level in more than 40 years, and has made it clear through various communication channels that it is determined to promote sustained economic growth and avert an outbreak of deflation.

At the same time, Government expenditures for military programs, homeland security and domestic programs will continue to grow at a rapid rate, while households and businesses are expected to benefit from continued tax reduction at the federal level - more than offsetting tax increases at the state and local levels. An important early 2003 initiative of the Bush Administration will be to capitalize on the Republican control of the U.S. Congress and propose sweeping pro-growth, pro-investment tax incentives, including a partial elimination of the double taxation of dividends, along with accelerated depreciation for investment in plant and equipment.

Improving Corporate Sector Fundamentals Positive for Capital Investment:
Whereas consumers' spending and housing were the undisputed economic sector leaders during 2002, an expansion of the depressed business sector will likely lead the economy in 2003 and 2004. Business investment in inventories and capital goods was extremely depressed, contributing to the weakness in the economy during 2001 and 2002. Both areas are poised for a solid recovery over the next 12 to 18 months. Business inventories in relation to sales are near all-time record lows, while business net investment as a percent of GDP is near its lows of the past 50 years. As a result of the recent severe cutbacks in capital spending, the real capital stock of business equipment is currently declining for the first time since World War II.

In addition to the growing pent-up demand for capital goods, key fundamental factors are becoming increasingly supportive of a sustained recovery in business investment spending. These include improving corporate balance sheets, rising profits and cash flow, and the availability of new technologies necessary to achieve continued productivity improvements. The primary missing ingredient to a strong rebound in capital investment is business confidence, as corporate executives remain in a highly risk-averse mode, the result of economic and geopolitical uncertainties.

Financial Market Outlook
At year-end 2002, investors faced a number of worrisome uncertainties, the most significant being geopolitical in nature such as a probable war with Iraq, a foreign policy showdown with North Korea, and the short- and long-term risk of future terrorist attacks. Nonetheless, in a strictly economic context, fundamental factors are likely to be favorable for equity markets relative to Government bonds during the 2003-2004 period. These include an anticipated acceleration in the rate of economic growth; rising corporate profits, cash flow and dividends; continued powerful monetary and fiscal policy stimulus; an abatement of deflationary forces; and continued steady deleveraging in corporate balance sheets.

Traditional valuation measures also favor the equity market over Government bonds. Equity prices relative to sales, operating earnings, cash flow, and replacement cost book value are quite reasonable, considering the very low level of inflation and interest rates. The median stock within the broad domestic equity market is valued at a P/E ratio of approximately 16 times estimated EPS (Earnings Per Share) for 2003. While the dividend yield of only 1.8% on the S&P 500 Index is quite low in an absolute sense, it is at present comfortably above the yield on Treasury bills for the first time in more than 40 years. Conversely, the 3.8% yield on the 10-year U.S. Treasury note is at an unsustainable low in a longer-term context, and would appear to provide an inadequate cushion against the potential future rise in inflation.

Major Shift in Financial Market Leadership: All available evidence suggests that financial markets are in the early stage of a transition of leadership between low-risk Government bonds and higher-risk equity securities. Traditional market indicators suggest that the nearly three-year cyclical bear market in equities formed a double bottom in the July-October period, and that a grinding market recovery is underway, which should persist throughout 2003 and 2004, albeit with considerable volatility. Conversely, the powerful cyclical bull market in Government bonds, which began in the first quarter of 2000, likely ended in the fourth quarter of 2002. From a longer-term perspective, it also seems likely that the two-decade secular bull market in Government bonds, which began in 1982 with market yields exceeding 15%, has also ended.

Assuming global economic trends unfold as we expect and geopolitical risks are contained, higher-risk asset classes that are most heavily leveraged to economic growth should provide the best absolute rates of return. These include high-yield (junk) bonds, and emerging market equities and debt. Emerging market equities perform best during global economic recoveries, when world central bank policies are expansionary and when market valuations are depressed. The emerging markets of Asia are most likely to benefit from these conditions. Within the domestic equity market, industrial and cyclical stock groups should perform best.

Geopolitical Risks Dominate: As previously stated, the principal risks to the forecast are geopolitical in nature, not economic. In general, a persistently heightened level of geopolitical risks will tend to undermine consumer, business, and investor confidence, and contribute to an elevated level of risk aversion on the part of households, business executives and investors.

The short-term economic implications are that both consumers and businesses may tend to increase savings and postpone spending decisions. With respect to financial markets, both equities and Government bonds are likely to remain in a turbulent trading range until the escalating uncertainties with respect to Iraq and North Korea are resolved. A resolution to both the Iraqi and North Korean situations seems likely during the first half of the year.

The longer-term economic consequences of these geopolitical factors will be evident in consumer and business confidence, resulting in periodic, temporary spending pullbacks. Moreover, the increase in Government expenditures for domestic security, insurance costs, and the defense budget will also increase costs in the economy. As a consequence, these expenditure increases should have a moderate negative impact on productivity and overall economic efficiency. Investors will demand higher risk premiums to compensate for the ongoing risk of unpredictable terrorist attacks. The likely financial market result will be that price-earnings ratios on stocks could remain lower than if equity valuations were based on purely economic factors, and that risk spreads on corporate bonds could remain higher than historical norms.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President

CIGNA Funds Group Funds Table of Contents

To assist you in using this report to shareholders, listed below is a table of contents and description of the various sections.

                                                Fund         Schedule of
Fund                                           Summary       Investments
------------------------------------------------------------------------
Balanced Fund (sub-advised by
Wellington Management)                            6               23
------------------------------------------------------------------------
Large Cap Growth/Morgan Stanley Fund              8               26
------------------------------------------------------------------------
Large Cap Value/John A. Levin & Co. Fund         10               28
------------------------------------------------------------------------
S&P 500[RegTM] Index Fund                        12               30
------------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                14               37
------------------------------------------------------------------------
Small Cap Value/Berger[RegTM] Fund               16               39
------------------------------------------------------------------------
International Blend/Bank of Ireland Fund         18               41
------------------------------------------------------------------------
TimesSquare Core Plus Bond Fund                  21               43
------------------------------------------------------------------------

FUND SUMMARIES                                                               6
A summary of each Fund's performance record and portfolio composition, and commentary from the Fund's investment manager.

SCHEDULES OF INVESTMENTS                                                    23
A listing of securities in each Fund's portfolio as of December 31, 2002.

STATEMENTS OF ASSETS AND LIABILITIES                                        47
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class-level Net Asset Values (NAVs) per share by dividing the Fund's Class-level net assets (assets minus liabilities) by the number of Class-level shares outstanding.

STATEMENTS OF OPERATIONS                                                    48
These statements list each Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

STATEMENTS OF CHANGES IN NET ASSETS                                         49
These statements report the increase or decrease in each Fund's net assets during the reporting period. Changes in net assets may be due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

FINANCIAL HIGHLIGHTS                                                        51
For each Fund's share class outstanding, a table showing a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition, total return, asset size, expense and income ratios and portfolio turnover rate are shown for each Fund class.

NOTES TO FINANCIAL STATEMENTS                                               57
The notes to financial statements include a description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

Balanced Fund (sub-advised by Wellington Management)
DECEMBER 31, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY

Seeks a high total return through capital appreciation and current income by investing principally in equity and fixed income securities.

FUND INCEPTION DATE                                           01/20/2000

TOTAL NET ASSETS                                           $13.1 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                     162

INVESTMENT MANAGER                             Wellington Management LLP

FUND PROFILE
DECEMBER 31, 2002 (Unaudited)

Ten Largest Positions                                           % of Net Assets
-------------------------------------------------------------------------------
  Ginnie Mae                                                               10.4%
-------------------------------------------------------------------------------
  Fannie Mae                                                                3.6
-------------------------------------------------------------------------------
  Exxon Mobil Corp.                                                         3.1
-------------------------------------------------------------------------------
  Freddie Mac                                                               3.0
-------------------------------------------------------------------------------
  U.S. Treasury                                                             2.3
-------------------------------------------------------------------------------
  Citigroup, Inc.                                                           2.3
-------------------------------------------------------------------------------
  Washington Mutual                                                         2.0
-------------------------------------------------------------------------------
  SBC Communications, Inc.                                                  2.0
-------------------------------------------------------------------------------
  Comcast Corp.                                                             1.8
-------------------------------------------------------------------------------
  National City Corp.                                                       1.7
-------------------------------------------------------------------------------
Ten Largest Sectors                                             % of Net Assets
-------------------------------------------------------------------------------
  Financial                                                                24.3%
-------------------------------------------------------------------------------
  U.S. Government & Agencies                                               19.3
-------------------------------------------------------------------------------
  Communications & Media                                                    9.7
-------------------------------------------------------------------------------
  Oil & Gas                                                                 8.7
-------------------------------------------------------------------------------
  Manufacturing                                                             6.0
-------------------------------------------------------------------------------
  Retail                                                                    5.2
-------------------------------------------------------------------------------
  Utilities                                                                 4.4
-------------------------------------------------------------------------------
  Consumer Products                                                         4.0
-------------------------------------------------------------------------------
  Medical                                                                   3.8
-------------------------------------------------------------------------------
  Insurance                                                                 2.4
-------------------------------------------------------------------------------
Fund Composition                                                % of Net Assets
-------------------------------------------------------------------------------
  Bonds                                                                      38%
-------------------------------------------------------------------------------
  Common stocks                                                              58
-------------------------------------------------------------------------------
  Short-term investments                                                      4
-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

For the year, the Lehman Brothers Aggregate Bond Index significantly outperformed equity markets as it gained 10.25%, while the S&P 500 shed 22.10% of its value. This marked the third year in row in which bonds rose in the face of falling equity markets, a phenomenon that has not occurred since 1939-1941.

In the first quarter, we continued to be underweight Treasury and Agency securities, with overweights in higher yielding, non-Treasury sectors, such as mortgage-backed securities and out-of-favor corporate issuers, especially those where our credit research analysts have both strong conviction and comfort. In addition, we were reducing our holdings of higher quality corporate bonds, some whose "defensive" benefits provided little additional yield advantage, if any at all, over AAA-rated agency and commercial mortgage-backed securities.

During the first quarter, we did not believe the equity market had fully priced in the coming recovery. Therefore, we were trimming or eliminating some of the "safer," stable demand companies that were achieving or approaching fuller valuations, in order to increase or establish positions in companies with more sensitivity to the economic recovery. Examples of companies that reflected a bias toward such a recovery include Weyerhauser, Dow Chemical, and du Pont, and special situations, such as Tyco International. These purchases were funded by the sale of shares in companies with more stable demand characteristics, such as Tenet Healthcare, Southern Company, and Pinnacle West.

The Fund's equity purchases and sales for the second quarter reflected individual situations more than a shift in strategic thinking or overall themes. We sold shares in companies whose prices had reached their targets or whose fundamentals had worsened materially. We used those proceeds to purchase shares of companies that we believe will benefit from a global economic recovery or a weaker dollar. These names included McDonald's, Micron Technology, AutoNation, AT&T, AOL Time Warner, and Southwest Airlines.

The third quarter of 2002 proved to be another very difficult period for U.S. equity investors, with all major indexes posting negative returns. Heightened concerns of a double-dip recession drove U.S. Treasury yields to 44-year lows. The Fund returned -10.80% (Institutional Class) for the third quarter, compared with -8.63% for the Balanced Index (consisting of 60% of the Russell 1000 Index return and 40% of the Lehman Brothers Aggregate Bond Index return).

During the third quarter, our stock transactions reflected no general theme. In terms of contributions, two of the Fund's best equity performers on a relative basis were Pharmacia, which traded up on news of a takeover bid from Pfizer, and

Abbott Laboratories, which had been unduly punished because of investor concerns that operational difficulties in its diagnostic business would spill over into its pharmaceutical business. Two stocks that had the greatest negative impact on performance were Alcoa, which was hurt by erosion in aluminum prices, and Teradyne, which traded down on expectations of a continuation in weak semiconductor shipments.

We think that equity returns for the remainder of the decade will more closely resemble the average experience over the past century, and that investors are underestimating equity returns now to the same extent that they had overestimated them three years ago. The equity bear market has begun to feed on itself, and we are finding a number of companies with excellent valuations. We believe that there is sufficient stimulus in the pipeline and the consumer should remain healthy, although we do expect some moderation in consumer spending.

For the fourth quarter, the Fund returned 4.57% (Institutional Class) compared to the Balanced Index return of 5.68%.

In the equity portion of the portfolio, the management team seeks to identify companies with good fundamentals that are temporarily out of favor and may be selling at attractive multiples, due to shorter-term business risk issues. Unfortunately, this type of approach was out of favor with investors during the fourth quarter. Due to the heightened and ongoing uncertainties associated with the current market environment, investors have become increasingly more risk averse, with shorter investment horizons, and are gravitating toward relatively safe, lower growth and above-average dividend-paying stocks.

Positive stock selection results in industrials, utilities and materials did not offset weakness in information technology and health care stocks. Holdings that contributed the most to relative results during the quarter were Hewlett-Packard (information technology) and semi-cap equipment manufacturer Teradyne. Stocks that detracted the most from results were Kimberly-Clark (consumer products manufacturer) and health care service provider Beckman Coulter.

For the fixed income portion of the portfolio, the mortgage-backed sector, a continuous overweight throughout the fourth quarter and year, performed well as long-term interest rates rose, dampening prepayment risk, while market volatility decreased. The corporate bond sector, another overweight segment, also performed strongly in the fourth quarter, as the economy began to stabilize and investors saw signs of improvement in corporate profits. Finally, in the asset-backed sector, most segments provided excess return above Treasuries, but the sector underperformed as a whole because of the manufactured housing segment, which significantly underperformed due to lingering credit quality concerns.

As we look into 2003, the Fund is positioned for a continued gradual improvement in economic conditions. The U.S. GDP (Gross Domestic Product) still appears to be growing at about 3%, despite an expected slowing in consumer spending, and business productivity remains strong. However, a cautious business mentality prevails, resulting in depressed capital spending, careful inventory management and close attention to balance sheet repair and management. On the positive side, we think earnings quality has improved and should continue to do so in the year ahead. We are assuming that stocks and investor expectations are at or near their lows. In light of this, the equity portion is well diversified across all sectors, with overweight positions in health care and materials and underweight positions in financials and consumer staples. The fixed income portion maintains a neutral to short duration stance and continues to underweight Treasuries in favor of both high quality corporate and mortgage-backed securities, which continue to offer a better risk/reward tradeoff.

PERFORMANCE

Returns for the year ended December 31, 2002 were:

Institutional Class                                                   -10.77%
Premier Class                                                         -10.97
Retail Class                                                          -11.17
S&P 500[RegTM] Index                                                  -22.10
Balanced Composite
 (60% Russell 1000/40% Lehman Aggregate)                               -9.53
Lipper Balanced Funds Average                                         -11.71

             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/20/00 - 12/31/02

         --------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS

                                 1-Year   Life of Fund   Inception Date
         Institutional Class    -10.77%      -3.17%         1/20/00
         --------------------------------------------------------------

   [The following table was depicted as a line graph in the printed material.]

Plot Points  Institutional Class   Balanced Composite Index  S&P 500 Index
-----------  -------------------   ------------------------  -------------

01/20/2000        $10,000                  $10,000              $10,000
12/31/2000        $10,366                  $10,017               $9,264
12/31/2001        $10,193                   $9,633               $8,163
12/31/2002         $9,095                   $8,715               $6,359

Balanced Fund (sub-advised by Wellington Management) (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Balanced Composite Index, which is weighted 60% and 40% by the performance of the Russell 1000 Index and the Lehman Brothers Aggregate Bond Index, respectively. These indices are groups of unmanaged securities widely regarded by investors to be representative of the stock and bond markets in general. An investment cannot be made in the indices. Index results do not reflect brokerage charges or other investment expenses.

Large Cap Growth/Morgan Stanley Fund
DECEMBER 31, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $10.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO                                         96

INVESTMENT MANAGER                                     Morgan Stanley Investment
                                                                 Management Inc.

FUND PROFILE
DECEMBER 31, 2002 (Unaudited)

Ten Largest Positions                                           % of Net Assets
-------------------------------------------------------------------------------
  Microsoft Corp.                                                           6.2%
-------------------------------------------------------------------------------
  General Electric Co.                                                      4.9
-------------------------------------------------------------------------------
  Pfizer, Inc.                                                              4.4
-------------------------------------------------------------------------------
  Freddie Mac                                                               4.0
-------------------------------------------------------------------------------
  Johnson & Johnson                                                         3.9
-------------------------------------------------------------------------------
  Wal-Mart Stores, Inc.                                                     3.4
-------------------------------------------------------------------------------
  Citigroup, Inc.                                                           2.8
-------------------------------------------------------------------------------
  American International Group, Inc.                                        2.7
-------------------------------------------------------------------------------
  Procter & Gamble Co.                                                      2.6
-------------------------------------------------------------------------------
  Exxon Mobil Corp.                                                         2.5
-------------------------------------------------------------------------------
Ten Largest Sectors                                             % of Net Assets
-------------------------------------------------------------------------------
  Pharmaceuticals                                                          12.9%
-------------------------------------------------------------------------------
  Retail                                                                    9.2
-------------------------------------------------------------------------------
  Software                                                                  9.1
-------------------------------------------------------------------------------
  Financial                                                                   9
-------------------------------------------------------------------------------
  Health Care                                                               7.9
-------------------------------------------------------------------------------
  Manufacturing                                                             6.1
-------------------------------------------------------------------------------
  Food & Beverages                                                            6
-------------------------------------------------------------------------------
  Semiconductors                                                            4.9
-------------------------------------------------------------------------------
  Oil & Gas                                                                 4.6
-------------------------------------------------------------------------------
  Computers                                                                 4.3
-------------------------------------------------------------------------------
Fund Composition                                                % of Net Assets
-------------------------------------------------------------------------------
  Common stocks                                                              96%
-------------------------------------------------------------------------------
  Short-term investments                                                      4
-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

During 2002, domestic equities declined for a third straight year. Despite a rally during the fourth quarter, the S&P 500 Index finished the year down more than 22.10%, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunication services.

The 2002 year began on a strong note, as investors were hopeful about the prospects for economic recovery, but that optimism quickly dissipated amid a growing number of headline-making accounting and corporate governance scandals. The viability of many companies and even entire industry groups also came into question in 2002, as seven of the 12 largest U.S. bankruptcies ever occurred, including WorldCom, the biggest of all time. Weak corporate profits, a slew of earnings warnings and misses, and a lack of encouraging forward guidance also contributed to market pessimism, as did investor concerns about geopolitical issues overseas, particularly in the Middle East.

The macroeconomic picture did show some signs of improvement, as evidenced by four consecutive quarters of GDP (Gross Domestic Product) growth, and interest rates fell to their lowest levels in 40 years. However, concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of 6%, and a sharp rise in energy prices. In addition, investors continued to wait for an uptick in business spending that will likely be necessary for a sustainable recovery. Against this backdrop, the Fund's benchmark, the S&P 500 Index, returned -22.10%, the Russell 1000 Growth Index returned -27.88% and the Lipper Large Cap Growth Funds Average returned -28.63%.

The Fund underperformed the S&P 500 for the year, but outpaced the Russell 1000 Growth and the Lipper peer group median. Security selection and sector allocation both detracted from performance relative to the benchmark. Of particular note, security selection was weak in consumer discretionary and industrials, as retailers Home Depot, Wal-Mart, and BJ's Wholesale Club turned in disappointing years - and industrial performance was dragged down by Tyco and General Electric.

In terms of allocation, three sectors figured prominently in the Fund's underperformance: (1) Our underweight to energy detracted, although we found growth opportunities in exploration and production companies, which we view as a hedge given the possibility of war; (2) Our underweight to financials had an adverse impact on performance, as we favored diversified financial companies which demonstrate growth opportunities; and (3) Our overweight to information technology detracted from relative performance, but was based on a widely held view that technology companies were poised for a second-half recovery. Unfortunately businesses chose to hold on to their capital and postponed technology spending.

Health care represented the heaviest weight in the portfolio and largest bet relative to the benchmark. In our view, pharmaceutical and biotechnology companies have compelling growth prospects. In pharmaceuticals, we monitor the effectiveness of drug therapies and their market share and focus on these companies' product pipelines in order to assess future growth potential. In biotechnology, we evaluate each drug's probability of success. Our overweight to health care proved positive; however, security selection detracted from relative performance.

During the year, we sold AOL Time Warner and Liberty Media since both companies lacked financial statement transparency. In retail, warehouse club exposure was trimmed and we added to discounters via purchases of Dollar General, Kohl's and Target. We find the consumer to be trading down from department stores to discounters. Consumer staples exposure was increased by adding to the Procter & Gamble position. This company is a solid, steady growth story with an impressive product lineup. We added to Eli Lilly and Johnson & Johnson positions, thus increasing our pharmaceutical exposure. The liquidation of Tyco significantly reduced our industrial weight in the portfolio.

We see signs of stabilization and are cautiously optimistic that the economic recovery will continue. Recent data on purchasing activity are encouraging and we see early stage positives in areas such as advertising. The consumer has slowed somewhat but has not rolled, and in our view what needs to unfold to sustain the recovery is a pick-up in corporate spending. At this point there is not a great deal of visibility for the vast number of companies we follow. Geopolitical concerns around oil and the possibility of war continue to cast a cloud for individual companies and the market in general. We continue to invest in a mix of stable and cyclical growth companies.

PERFORMANCE

Returns for the year ended December 31, 2002 were:

Institutional Class                                                   -27.55%
Premier Class                                                         -27.67
Retail Class                                                          -27.82
S&P 500[RegTM] Index                                                  -22.10
Russell 1000 Growth Index                                             -27.88
Lipper Large-Cap Growth Funds Average                                 -28.63

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/20/00 - 12/31/02

         --------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS

                                 1-Year   Life of Fund   Inception Date
         Institutional Class    -27.55%      -18.92%        1/20/00
         --------------------------------------------------------------

   [The following table was depicted as a line graph in the printed material.]

Plot Points   Institutional Class     S&P 500 Index    Russell 1000 Growth Index
-----------   -------------------     -------------    -------------------------

01/20/2000          $10,000              $10,000                $10,000
12/31/2000           $8,720               $9,264                 $7,725
12/31/2001           $7,440               $8,163                 $6,148
12/31/2002           $5,390               $6,359                 $4,433

Large Cap Growth/Morgan Stanley Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500[RegTM] Index and the Russell 1000 Growth Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the stock market and the growth segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

Large Cap Value/John A. Levin & Co. Fund
DECEMBER 31, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of large U.S. companies with a market capitalization above $5 billion deemed, at the time of purchase, to be undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $16.0 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              53

INVESTMENT MANAGER                                     John A. Levin & Co., Inc.

FUND PROFILE
DECEMBER 31, 2002 (Unaudited)

Ten Largest Positions                                           % of Net Assets
-------------------------------------------------------------------------------
  Aon Corp.                                                                 4.4%
-------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.                                                  3.8
-------------------------------------------------------------------------------
  Burlington Resources, Inc.                                                3.1
-------------------------------------------------------------------------------
  Constellation Energy Group, Inc.                                          2.9
-------------------------------------------------------------------------------
  Accenture Ltd.                                                            2.8
-------------------------------------------------------------------------------
  UnumProvident Corp.                                                       2.7
-------------------------------------------------------------------------------
  Pharmacia Corp.                                                           2.6
-------------------------------------------------------------------------------
  CSX Corp.                                                                 2.5
-------------------------------------------------------------------------------
  Raytheon Co.                                                              2.4
-------------------------------------------------------------------------------
  CIT Group, Inc.                                                           2.3
-------------------------------------------------------------------------------
Ten Largest Sectors                                             % of Net Assets
-------------------------------------------------------------------------------
  Insurance                                                                11.5%
-------------------------------------------------------------------------------
  Pharmaceuticals                                                           8.6
-------------------------------------------------------------------------------
  Oil & Gas                                                                 8.5
-------------------------------------------------------------------------------
  Banks                                                                     6.6
-------------------------------------------------------------------------------
  Food & Beverages                                                          6.5
-------------------------------------------------------------------------------
  Manufacturing                                                             6.1
-------------------------------------------------------------------------------
  Telecommunications                                                        4.2
-------------------------------------------------------------------------------
  Electronics                                                               3.9
-------------------------------------------------------------------------------
  Financial                                                                 3.8
-------------------------------------------------------------------------------
  Commercial Services                                                       3.8
-------------------------------------------------------------------------------
Fund Composition                                                % of Net Assets
-------------------------------------------------------------------------------
  Common stocks                                                              92%
-------------------------------------------------------------------------------
  Short-term investments                                                     11
-------------------------------------------------------------------------------
  Liabilities in excess of cash and other assets                             (3)
-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

As the first quarter of 2002 began, negative sentiment accelerated a vicious cycle of value erosion. This was particularly true of situations involving accounting questions, legal and regulatory uncertainties and companies with higher levels of debt.

Market volatility created a challenging investment environment. A source of volatility was ongoing investor concern about corporate accounting practices. Several companies were drawn into what we termed the "Enron vortex," as that company's accounting and management problems spread from a single-company issue to a kind of broad market backdrop.

Many energy companies with energy trading operations suffered immediately by association, and then over the course of the quarter a broader range of companies began facing accounting questions of their own. Several companies already owned were among those affected. Where questions were raised, price dislocations often followed. Though this had an impact on short-term performance, it also provided attractive entry points for us to invest in or add to existing positions in stocks we believed to be fundamentally sound. Utilities, independent power producers, and energy stocks were among the sectors where opportunity emerged during the first quarter.

The Fund returned 0.68% (Institutional Class) for the first quarter, compared with 4.09% for the Russell 1000 Value Index.

Coming into the second quarter, the overall market environment continued to be extremely volatile and challenging. The U.S. economy remained weak, even as we saw some signs of renewed growth.

Historically, we have tried to take advantage of price dislocations. The challenge lies in finding catalysts that will reverse the tide of current investor psychology and drive value realization. Those catalysts lie primarily in the resolution of political, economic and corporate uncertainties.

One catalyst that we were looking for was renewed merger activity, as industries with overcapacity consolidate. While depressed stock prices hindered the ability of many companies to engage in M&A activity, those with sound balance sheets and available cash should be able to seize opportunities to acquire strategic assets at attractive, potentially accretive, valuations.

In the second quarter, we were encouraged by the combination of Pfizer and Pharmacia, which we believe might be the first of several mergers in the pharmaceutical industry, as companies seek to rationalize cost structures and add depth to product pipelines. The purchase by Warren Buffett's Berkshire Hathaway of several natural gas pipeline assets from troubled energy companies further validated our belief that tangible assets have value and that credible business people are acting on those values.

The Fund returned -17.17% (Institutional Class) for the second quarter, compared with -8.52% for the Russell 1000 Value Index.

The third quarter witnessed the worst equity market performance since the stock market crash in the fourth quarter of 1987. It was marked by major price dislocations and broad-based declines. In the bull market, dislocations and declines occurred in individual stocks and particular sectors, but in the third quarter they were more pervasive, having spread across many companies and many industries.

While institutional entities that buy and sell equities are highly professional, psychological panic repeatedly has gripped the investment community, causing these dislocations. What optimism might have been present earlier in the year and during the brief market rally in August evaporated, and investors concluded it was likely that the market was headed for its third straight year of significant negative returns.

The Fund returned -19.79% (Institutional Class) for the third quarter, compared with -18.77% for the Russell 1000 Value Index.

In the fourth quarter, BellSouth, Verizon and Sprint, three of our top ten performers, benefited from the positive news reports which caused a significant rebound in the telecommunications sector. Technology stocks also rallied in the quarter, providing the highest sector return in the Index. Hewlett-Packard, Oracle, and IBM were among our top contributors, each exceeding third quarter's forecasted earnings. Accenture, a technology consulting firm in the consumer discretionary sector, also traded up after it reported strong earnings for the last quarter and offered positive guidance for next quarter. In the consumer staples sector, Sara Lee showed a notable gain, primarily due to the continued restructuring in the apparel line and raised guidance estimates.

Conversely, the financial services sector included three of the five leading detractors from the portfolio (UnumProvident, Aon, Bank of New York), all of which lowered guidance estimates for 2003. UnumProvident came under pressure due to negative publicity on its claims practices, lowered credit ratings, and rumors that it will raise equity-linked capital in 2003. AON was forced to raise equity capital instead of selling assets as planned. This, along with increased pension expense for next year, diluted earnings. The Bank of New York's price fell due to continued concerns about charge-offs in its corporate loan portfolio. In other sectors, El Paso was adversely affected by the Federal Energy Regulatory Commission's (FERC) decision and Moody's downgrade. Also, McDonald's lowered the portfolio return when weak sales caused it to lower guidance.

The Fund returned 9.35% (Institutional Class) for the fourth quarter, compared with 9.22% for the Russell 1000 Value Index.

We think that both the unbroken bull market of the 1990s and the severe market correction of the past three years are behind us. We now envision an extended period during which the markets navigate through broad trading ranges and stock selection is central to achieving good performance. This should be an ideal environment for our style.

Many complex elements are likely to influence the market: the domestic economy, business fundamentals and interest rates. Geopolitical issues that heavily influenced investor sentiment last year, most significantly the ongoing threat of terrorism, continue to be important concerns. One positive aspect is the domestic political agenda. President Bush has signaled his intention to pursue stimulative fiscal policies in 2003, and expectations are that the Federal Reserve ("Fed") will continue its stimulative monetary policy. Also, companies now face easier year-over-year revenue and earnings comparisons, and early indications are for modest growth. On the whole, we generally expect improved business conditions in the year ahead.

PERFORMANCE

Returns for the year ended December 31, 2002 were:

Institutional Class                                                   -26.85%
Premier Class                                                         -26.97
Retail Class                                                          -27.17
S&P 500[RegTM] Index                                                  -22.10
Russell 1000 Value Index                                              -15.52
Lipper Large-Cap Value Funds Average                                  -19.95

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/20/00 - 12/31/02

         --------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS

                                 1-Year   Life of Fund   Inception Date
         Institutional Class    -26.85%      -7.34%         1/20/00
         --------------------------------------------------------------

   [The following table was depicted as a line graph in the printed material.]

Plot Points   Institutional Class     S&P 500 Index    Russell 1000 Value Index
-----------   -------------------     -------------    ------------------------

01/20/2000           $10,000             $10,000                $10,000
12/31/2000           $11,403              $9,264                $10,919
12/31/2001           $10,923              $8,163                $10,308
12/31/2002            $7,990              $6,359                 $8,708

Large Cap Value Fund/John A. Levin & Co. (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500[RegTM] Index and the Russell 1000 Value Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the stock market and the value segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

S&P 500[RegTM] Index Fund
DECEMBER 31, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500[RegTM] Composite Stock Price Index.

FUND INCEPTION DATE                                                 07/01/1997 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                  $147.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO                                        533

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

FUND PROFILE
DECEMBER 31, 2002 (Unaudited)

Ten Largest Positions                                           % of Net Assets
-------------------------------------------------------------------------------
  Microsoft Corp. (a)                                                       3.1%
-------------------------------------------------------------------------------
  General Electric Co.                                                      2.6
-------------------------------------------------------------------------------
  Exxon Mobil Corp.                                                         2.6
-------------------------------------------------------------------------------
  Wal-Mart Stores, Inc.                                                     2.4
-------------------------------------------------------------------------------
  Pfizer, Inc.                                                              2.1
-------------------------------------------------------------------------------
  Citigroup, Inc.                                                           1.9
-------------------------------------------------------------------------------
  Johnson & Johnson                                                         1.7
-------------------------------------------------------------------------------
  American International Group, Inc.                                        1.6
-------------------------------------------------------------------------------
  International Business Machines Corp.                                     1.4
-------------------------------------------------------------------------------
  Merck & Co., Inc.                                                         1.4
-------------------------------------------------------------------------------
Fund Composition                                                % of Net Assets
-------------------------------------------------------------------------------
  Common stocks                                                              88%
-------------------------------------------------------------------------------
  Short-term investments*                                                    12
-------------------------------------------------------------------------------

*At December 31, 2002, the Fund was long 76 S&P[RegTM] 500 futures contracts.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Despite improving economic fundamentals, the markets spent much of the first quarter of 2002 enduring a crisis of confidence, an overhang from the Enron bankruptcy. Questionable accounting practices by telecommunications companies involving the use of capacity swaps received new scrutiny, reinforced by Global Crossing's bankruptcy in January.

The crisis of confidence grew worse in the second quarter. Angered by revelations of high-level corporate improprieties and news of suspect accounting practices at a growing number of major firms, equity investors chose to ignore the economic backdrop of expansionary forces in place. Foreign appetite for U.S. assets slowed measurably, increasing fears of large redeployment of capital abroad, with the euro appreciating nearly 14% against the dollar in response during the period. Continuing violence between Palestinians and Israelis, new threats of biological terrorism, and a slowing in economic growth from first quarter levels added further roadblocks for equity investors.

The third quarter opened with early positive economic news on housing, manufacturing and the labor market fronts. More than 60% of second quarter corporate earnings announcements beat analysts' expectations. The dollar stabilized after prior slippage and investment inflows from troubled Japanese investors more than compensated for European withdrawals. These beneficial market effects were offset by a number of high-profile earnings misses, cautious forecast guidance by CEOs and questions on earnings quality. Analysts continued to revise estimates lower. The unresolved conflict between the U.S. and Iraq added to uncertainties and heightened risk aversion for both institutional and individual investors.

Fourth quarter evidence suggested that the U.S. economy achieved a mild recovery from last year's recession, founded primarily on continued strength in the consumer and housing sectors and sponsored by the lowest interest rate environment in 40 years. However, double-dip recession forecasts and the potential for deflation persisted throughout the year. The weakness in manufacturing activity led to further erosion in unemployment and held the lid on any increase in corporate investments. For most of the year, dollar strength and the failure of foreign central banks to act to improve the economies of trading partners led to further deterioration in net exports. Record bankruptcies, both in number and magnitude, and geopolitical tensions drove perceived credit risks to unprecedented levels.

Gradual improvement in year-over-year corporate earnings, European endorsement of our position on Iraq and movement on legislation to rectify accounting and corporate governance issues encouraged equity markets early in the fourth quarter and led the S&P 500[RegTM] Index to an 8.8% return in October.

Eventually, however, the tepid nature of growth achieved and lack of resolution on geopolitical ills put the equity markets in a trading range throughout the remainder of the year. The S&P 500[RegTM] Index finished the fourth quarter up 8.43%.

The average U.S. stock fund returned -22.41% for 2002, according to Lipper Analytics. Morningstar noted that only 3.8% of U.S. equity managers made money last year, the lowest since 1974. Gold, housewares and specialty chemicals all posted double-digit gains for the year, while most technology groups, despite some fourth quarter improvements, registered greater than 50% declines for 2002. Equity funds showed the first yearly net outflows since 1988.

Corporate results continued mixed, and improved earnings supported by layoffs and cost-cutting have done little to instill business confidence and inspire individual investors thus far. The Iraq/U.S. stalemate, new rumblings from North Korea, the recurring Israeli-Palestinian conflict and ongoing terrorist acts have maintained uncertainties and weighed heavily on investor psychology, smothering market rallies. It is difficult to imagine an improved market without significant perceived reduction in geopolitical risks.

However, newly issued corporate governance directives, movement on accounting standards, and the lack of new scandals should reduce investors' skepticism and work to produce increased quality of earnings. Continued high levels of U.S. productivity in combination with current expansionary fiscal and monetary policies will likely continue to render a slow, sustainable recovery. The speed with which various geopolitical uncertainties are resolved will have a substantial impact on the pace, strength and endurance of the unfolding recovery.

PERFORMANCE

Returns for the year ended December 31, 2002 were:

Institutional Class                                                   -22.21%
Premier Class                                                         -22.24
Retail Class                                                          -22.59
S&P 500[RegTM] Index                                                  -22.10

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               7/1/97 - 12/31/02

      --------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS

                              1-Year  5-Year  Life of Fund  Inception Date
      Institutional          -22.21%  -0.80%      1.05%         7/1/97
      --------------------------------------------------------------------

   [The following table was depicted as a line graph in the printed material.]

Plot Points                  Institutional Class              S&P 500 Index
-----------                  -------------------              -------------

07/01/1997                        $10,000                        $10,000
12/31/1997                        $11,023                        $11,033
12/31/1998                        $14,140                        $14,186
12/31/1999                        $17,061                        $17,170
12/31/2000                        $15,484                        $15,607
12/31/2001                        $13,614                        $13,752
12/31/2002                        $10,590                        $10,712

S&P 500[RegTM] Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500[RegTM] Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

Small Cap Growth/TimesSquare Fund
DECEMBER 31, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $50 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs.

FUND INCEPTION DATE                                                   01/21/2000

TOTAL NET ASSETS                                                   $63.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              96

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

FUND PROFILE
DECEMBER 31, 2002 (Unaudited)

  Ten Largest Positions                                         % of Net Assets
-------------------------------------------------------------------------------
    DaVita, Inc.                                                            2.7%
-------------------------------------------------------------------------------
    SCP Pool Corp.                                                          2.2
-------------------------------------------------------------------------------
    Getty Images, Inc.                                                      2.2
-------------------------------------------------------------------------------
    Corporate Executive Board Co.                                           2.0
-------------------------------------------------------------------------------
    Omnicare, Inc.                                                          1.9
-------------------------------------------------------------------------------
    Investors Financial Services Co.                                        1.8
-------------------------------------------------------------------------------
    Lincare Holdings, Inc.                                                  1.8
-------------------------------------------------------------------------------
    Markel Corp.                                                            1.8
-------------------------------------------------------------------------------
    Education Management Corp.                                              1.8
-------------------------------------------------------------------------------
    Respironics, Inc.                                                       1.7
-------------------------------------------------------------------------------
  Ten Largest Sectors                                           % of Net Assets
-------------------------------------------------------------------------------
    Services                                                               13.7%
-------------------------------------------------------------------------------
    Software                                                               10.1
-------------------------------------------------------------------------------
    Health Care                                                             8.6
-------------------------------------------------------------------------------
    Financial                                                               8.5
-------------------------------------------------------------------------------
    Pharmaceuticals                                                         7.6
-------------------------------------------------------------------------------
    Biotechnology                                                           5.0
-------------------------------------------------------------------------------
    Oil & Gas                                                               4.4
-------------------------------------------------------------------------------
    Electronics                                                             3.6
-------------------------------------------------------------------------------
    Media                                                                   3.0
-------------------------------------------------------------------------------
    Advertising                                                             3.0
-------------------------------------------------------------------------------
  Fund Composition                                              % of Net Assets
-------------------------------------------------------------------------------
    Common stocks                                                            92%
-------------------------------------------------------------------------------
    Short-term investments                                                   11
-------------------------------------------------------------------------------
    Liabilities in excess of Cash and Other Assets                           (3)
-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

Investors slammed the door on 2002 with a sigh of relief. It was a year in which the technology blood bath persisted. It was a year dominated by accounting scandals, economic uncertainty and geopolitical tensions. It was a year that tested investor confidence in corporate America and the equity markets, rocked by controversy from Tyco to WorldCom to Wall Street. Every market segment performed poorly as volatility spiked to record levels. In general, small capitalization companies outperformed large capitalization companies by a small margin, but most stocks were down. In 2002, 66% of all stocks in the Russell 3000 Index finished with negative performance for the year; 19% of them lost more than 50% of their value. For the Russell 2000 Growth Index, 63% of its stocks finished down and about 24% were down more than 50%. Technology and health care stocks were battered, but every sector suffered. Value stocks once again led growth by a wide but decreasing margin.

Following a brief bounce in March, the market declined throughout the second quarter, developing a resistance to the usual doses of medicine for its ailments. Stocks usually rebound when the economy begins to recover. Not so this time. Decent economic news was overwhelmed by the unfolding crisis in confidence in corporate America. Fear of terrorism, threat of nuclear war between India and Pakistan, and revelations of corporate fraud all contributed to the downturn.

In the second quarter, growth stocks were severely impacted by the accounting scandals and downward revisions to third quarter earnings estimates, particularly in the capital spending-related sectors of the economy. Value outperformed growth across all capitalization spectrums, but small cap value was down the least.

The third quarter of 2002 was the stock market's worst single quarter since the fourth quarter of 1987 - the one that included a stock market crash - coming on the heels of the worst first half in 30 years. The meltdown occurred as analysts slashed third and fourth quarter earnings estimates in response to a slew of negative earnings pre-announcements.

By October, the washed-out market was overdue for a rally. A solid bounce, led by technology stocks, carried through to December, but fizzled out with news of weak holiday sales and no Santa Claus rally in sight. December reverted to the year's pattern of underperforming technology stocks. Nevertheless, the quarter produced a solid return, with the Russell 2000 Growth Index up 7.5%. In general, small caps lagged large caps and growth overtook value.

As has been the case for the past year and a half, overweighting financial services and underweighting technology added significant value. The almost double-weighted Financial Services sector added tremendous value in the first half of the year, and the continued underweight in the Technology sector also added value. Technology continued to add value in the third quarter, but this was a difficult time for our holdings in the Financial sector. The overweighted financial data processors fell victim to profit-taking and pricing pressures that led to lower earnings guidance from companies including Bisys and Certegy, down 50% and 46%, respectively. In general, we still like these companies with powerful business models, as valuations are getting more attractive.

The year's sector performance patterns were reversed in the fourth quarter. Technology and producer durables rallied strongly while financial services and consumer discretionary lagged. Therefore, underweighting technology and overweighting financial services had a dampening effect on the portfolio.

For all of 2002, favorable sector allocation and even more favorable relative stock selection contributed to the outperformance. Averaging 50% of the market weight in technology and over 130% of the market weight in financial services were the most profitable sector allocation decisions. Stock selection outperformed in most sectors, but the relative standouts were the consumer discretionary and health care sectors. Within the consumer discretionary sector, the overweighted business services and education companies added significant value. Health care sector holdings far outperformed the benchmark sector, with the greatest benefit coming from overweighting outperforming service companies and underweighting the poorly performing drugs and biotech stocks. Technology holdings, down less than the benchmark sector, hemorrhaged nonetheless. Software and semiconductors were hard hit. In financial services, 2002 saw the regional banks and the insurance companies significantly outperform the financial data processing services. Though underweighted, our holdings in the energy sector performed very well absolutely and relatively.

It appears that underlying business conditions are improving, while stress within the financial system is gradually abating. Continued expansionary monetary and fiscal policies and the surge in labor productivity should lead to a continued gradual widening in corporate profit margins. This should support a sustained recovery in business capital investment, taking the burden off of the tired consumer, who sustained the economy once again in 2002. Most of the air has been let out of the market bubble of the late 1990's, and investor expectations are more modest than they were as we entered 2002. At that time, industry analysts predicted that 2002 operating earnings for the S&P 500 would be up 40% above 2001 earnings. We enter 2003 with industry analysts looking for a more realistic 14% increase in earnings. With valuations fair in this low inflation, moderate growth environment, we believe it will be a stock picker's market.

2002 marks the fourth calendar year that small capitalization companies have outperformed. Though the cycle is maturing, we believe there is opportunity for continued outperformance as relative valuations remain attractive. Small cap earnings have been better than large cap earnings for 10 out of the last 11 quarters. We are particularly encouraged by the prospects for growth investing for the next several years. Though growth stocks significantly underperformed value stocks for 2002, for the last six months the growth stocks edged out value, as the Russell 2000 Growth Index returned -15.6% - ahead of the Russell 2000 Value Index, which was down 17.4%.

Many growth stocks are now selling at inexpensive relative valuation levels compared to value stocks. Given reasonable valuations and modest expectations, any improvement in the economic picture should give an added boost to earnings growth investment opportunities.

We remain committed to seeking out companies that outperform in both challenging and improving economic environments. We look for companies with proprietary products or distinct competitive advantages with strong management leadership and solid financials.

PERFORMANCE

Returns for the year ended December 31, 2002 were:

Institutional Class                                                   -18.40%
Premier Class                                                         -18.56
Retail Class                                                          -18.73
S&P 500[RegTM] Index                                                  -22.10
Russell 2000 Growth Index                                             -30.26
Russell 2000 Index                                                    -20.48
Lipper Small-Cap Growth Funds Average                                 -29.72

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/21/00 - 12/31/02

       ------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS

                                1-Year      Life of Fund   Inception Date
       Institutional Class      -18.40%        -6.24%          1/21/00
       ------------------------------------------------------------------

   [The following table was depicted as a line graph in the printed material.]

Plot Points   Institutional Class  Russell 2000 Index  Russell 2000 Growth Index
-----------   -------------------  ------------------  -------------------------

01/21/2000          $10,000              $10,000                $10,000
12/31/2000          $11,151               $9,164                 $7,297
12/31/2001          $10,137               $9,392                 $6,623
12/31/2002           $8,272               $7,468                 $4,619

Small Cap Growth/TimesSquare Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Index and the Russell 2000 Growth Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the small company stock market and the growth segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

Small Cap Value/Berger[RegTM] Fund
DECEMBER 31, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of small U.S. companies with market capitalizations at the time of purchase of less than $1 billion and whose stock prices are believed to be undervalued.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $36.0 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              62

INVESTMENT MANAGER                                                   Berger LLC/
                                              Perkins, Wolf, McDonnell & Company

FUND PROFILE
DECEMBER 31, 2002 (Unaudited)

  Ten Largest Positions                                         % of Net Assets
-------------------------------------------------------------------------------
    Home Properties of NY, Inc.                                             3.3%
-------------------------------------------------------------------------------
    Manitowoc, Inc.                                                         2.6
-------------------------------------------------------------------------------
    Briggs & Stratton Corp.                                                 2.5
-------------------------------------------------------------------------------
    Federal Signal Corp.                                                    2.4
-------------------------------------------------------------------------------
    Horace Mann Educators Corp.                                             2.2
-------------------------------------------------------------------------------
    Greater Bay Bancorp                                                     2.2
-------------------------------------------------------------------------------
    Province Healthcare Co.                                                 2.2
-------------------------------------------------------------------------------
    FNB Corp.                                                               2.1
-------------------------------------------------------------------------------
    GATX Corp.                                                              2.1
-------------------------------------------------------------------------------
    Key Energy Services, Inc.                                               2.1
-------------------------------------------------------------------------------
  Ten Largest Sectors                                           % of Net Assets
-------------------------------------------------------------------------------
    Oil & Gas                                                               9.9%
-------------------------------------------------------------------------------
    Machinery                                                               9.8
-------------------------------------------------------------------------------
    Banking                                                                 9.2
-------------------------------------------------------------------------------
    Real Estate Invesments Trust                                            7.9
-------------------------------------------------------------------------------
    Miscellaneous                                                           5.6
-------------------------------------------------------------------------------
    Software                                                                3.7
-------------------------------------------------------------------------------
    Health Care                                                             3.4
-------------------------------------------------------------------------------
    Computers                                                               3.4
-------------------------------------------------------------------------------
    Telecommunications                                                      3.1
-------------------------------------------------------------------------------
    Metal Fabricate/Hardware                                                2.8
-------------------------------------------------------------------------------
  Fund Composition                                              % of Net Assets
-------------------------------------------------------------------------------
    Common stocks                                                            86%
-------------------------------------------------------------------------------
    Short-term investments                                                   17
-------------------------------------------------------------------------------
    Liabilities in excess of Cash and Other Assets                           (3)
-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

We attribute the Fund's relative underperformance in the first nine months of the year to its overweighted position in technology companies. We continue to believe that the Fund's technology holdings (what we term "fallen growth" companies) exhibit the best risk/reward characteristics. With the benefit of hindsight, however, it is now clear that our purchases were premature, as the much-anticipated upturn has been delayed.

The Fund returned -23.21% (Institutional Class) for the first nine months, compared to -15.58% for the Russell 2000 Value Index.

Technology was one of the weakest sectors in the first quarter. Asyst Technologies, Inc. and Newport Corp. turned in a positive performance, however, reflecting increased semiconductor equipment demand. Although Advanced Digital Information Corp. declined as demand for storage stayed down, we believed the financial strength of the company would allow it to benefit from an anticipated cyclical turn. Wireless infrastructure remained weak and DMC Stratex Networks, Inc. disappointed the first quarter. We believe the company's balance sheet and products could pull it through the other side of the cycle.

In the second quarter, C-COR.net Corp. and DMC Stratex Networks, Inc. were two of our biggest disappointments within the Fund's technology holdings. C-COR.net is a cable infrastructure company that performed well in the fourth quarter 2001 and first quarter 2002. In the second quarter, however, the stock was punished for the company's Adelphia exposure. DMC's stock retreated rather dramatically this quarter, we believe as a result of the company's dependence on cellular technology spending. The company recently reconfirmed its earnings guidance, which may indicate a return to more dependable and consistent sales.

In the third quarter, technology continued to hurt the Fund's performance. We maintained a cautious stance in our additions, and worked to keep the Fund's weighting in the sector somewhat constant. We believed the companies we owned had the balance sheets to sustain themselves while they waited for the much-anticipated corporate spending rebound. The Fund took profits in Progress Software Corp. in the quarter. We took the opportunity to increase the Fund's holdings in certain stocks that were especially weak during this period, including Silicon Storage Technology, Inc. and C-COR.net Corp.

The Fund gained ground during the fourth quarter, returning 10.95% (Institutional Class), compared to 4.92% for the Russell 2000 Value Index. With the exception of health care, every sector in the portfolio outperformed the Index during the fourth quarter.

While the Fund's achievements were broad based in the fourth quarter, improvements in the "fallen growth" category were most satisfying. This group is mostly populated with technology companies; therefore, a rally in tech stocks and our overweight position in this sector paid off after holding the Fund back for two straight quarters. Software and system service stocks led the way, as the group rebounded some 50% during the quarter. We used this strength to take some profits. While we still feel these companies are financially sound and continue to be undervalued relative to their secular growth rates, in general, we believe near-term prospects are somewhat limited.

We have been using a portion of our unusually high cash position to make investments in two main sectors: higher-yielding stocks of capital goods and basic industry firms and energy, two groups that performed very well in the fourth quarter.

As concerns of a double-dip recession in the U.S. economy escalated, the shares of companies whose businesses are most dependent on an economic recovery began to languish in the third quarter. Seeing this as an opportunity, we added to our holdings that seemed to be most undervalued based on normalized earnings. Two such stocks were Federal Signal and Rayonier. We felt comfortable in this longer-term outlook because their current balance sheets and high free cash flow provide sustenance during nearer-term slowdowns.

The energy sector was also a big positive for us in the fourth quarter. Shares in companies such as Newfield Exploration, Noble Energy, and Pogo Producing bounced nicely from their October lows and came close to our near-term price targets. As a result, we trimmed our positions in those stocks and used the proceeds and a small amount of available cash to diversify our energy weighting. New names that were added were Cimerex Energy and Tom Brown. Neither of these companies had the same uptick in price that Newfield, Noble and Pogo did and are undervalued relative to their peers. As such, we believe they offer additional upside potential.

As mentioned earlier, the health care sector was the Fund's lone negative. The suffering was caused by individual company disappointments and concerns about reimbursement trends in a deficit-conscious Congress. One of our holdings, Province Healthcare, declined over 40% as reported earnings failed to meet expectations. Nonetheless, we used the downturn as an opportunity to add to our position in Province, believing that, at 10-times earnings, the risk-reward is very much in our favor. We think the health care sector has above-average long-term growth prospects, and we will take advantage of similar opportunities as they present themselves.

While the Fund had a relatively strong fourth quarter, we are still cautious about the future. In general, it seems there is still a lot of overcapacity in most businesses, and capital expenditure estimates are still relatively low, resulting in limited pricing power. However, the economy appears to be recovering, and Washington seems to be focused on pro-business initiatives. By concentrating on those undervalued companies whose long-term health is not in question, we will seek to capitalize on opportunities that benefit from these trends.

PERFORMANCE

Returns for the year ended December 31, 2002 were:

Institutional Class                                                   -14.80%
Premier Class                                                         -14.97
Retail Class                                                          -15.18
S&P 500[RegTM] Index                                                  -22.10
Russell 2000 Value Index                                              -11.43
Russell 2000 Index                                                    -20.48
Lipper Small-Cap Value Funds Average                                  -10.32

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/20/00 - 12/31/02

       ------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS

                                1-Year      Life of Fund   Inception Date
       Institutional Class      -14.80%        10.47%          1/20/00
       ------------------------------------------------------------------

   [The following table was depicted as a line graph in the printed material.]

Plot Points  Institutional Class  Russell 2000 Index    Russell 2000 Value Index
-----------  -------------------  ------------------    ------------------------

01/20/2000         $10,000              $10,000                  $10,000
12/31/2000         $12,922               $9,279                  $12,099
12/31/2001         $15,737               $9,510                  $13,796
12/31/2002         $13,407               $7,562                  $12,220

Small Cap Value/Berger[RegTM] Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Index and the Russell 2000 Value Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the small company stock market and the value segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

International Blend/Bank of Ireland Fund
DECEMBER 31, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of well-established companies located outside the U.S.

FUND INCEPTION DATE                                                   01/24/2000

TOTAL NET ASSETS                                                    $8.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              71

INVESTMENT MANAGER                                         Bank of Ireland Asset
                                                       Management (U.S.) Limited

FUND PROFILE
DECEMBER 31, 2002 (Unaudited)

  Ten Largest Positions                                         % of Net Assets
-------------------------------------------------------------------------------
    Nestle SA                                                               3.9%
-------------------------------------------------------------------------------
    Total Fin Elf SA                                                        3.7
-------------------------------------------------------------------------------
    Canon, Inc.                                                             3.4
-------------------------------------------------------------------------------
    Glaxosmithkline PLC                                                     2.9
-------------------------------------------------------------------------------
    Aventis SA                                                              2.7
-------------------------------------------------------------------------------
    UBS AG                                                                  2.7
-------------------------------------------------------------------------------
    Diageo                                                                  2.6
-------------------------------------------------------------------------------
    Shell Transport & Trading                                               2.6
-------------------------------------------------------------------------------
    ING Groep NV                                                            2.6
-------------------------------------------------------------------------------
    Barclays PLC                                                            2.5
-------------------------------------------------------------------------------
  Ten Largest Countries                                         % of Net Assets
-------------------------------------------------------------------------------
    United Kingdom                                                         30.2%
-------------------------------------------------------------------------------
    Japan                                                                  13.3
-------------------------------------------------------------------------------
    Switzerland                                                            12.6
-------------------------------------------------------------------------------
    Netherlands                                                            10.2
-------------------------------------------------------------------------------
    France                                                                  8.5
-------------------------------------------------------------------------------
    Germany                                                                 6.0
-------------------------------------------------------------------------------
    Italy                                                                   4.2
-------------------------------------------------------------------------------
    Spain                                                                   3.3
-------------------------------------------------------------------------------
    Australia                                                               3.0
-------------------------------------------------------------------------------
    Hong Kong                                                               2.7
-------------------------------------------------------------------------------
  Fund Composition                                              % of Net Assets
-------------------------------------------------------------------------------
    Common stocks                                                            97%
-------------------------------------------------------------------------------
    Short-term investments                                                    2
-------------------------------------------------------------------------------
    Cash and other assets less liabilities                                    1
-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

Developed equity markets generally remained in positive territory in the first quarter, with 14 of the 23 countries represented in the MSCI World Index posting gains for the period. Among developed markets, Singapore was the best performing for the quarter, with the MSCI Singapore Index increasing by 13.34%. Ireland, on the other hand, was the quarter's worst performer, with the MSCI Ireland Index declining by 16.07%.

Fragile investor confidence prompted a slump in almost all developed equity markets in the second quarter. A series of announcements of manipulated financial statements and bankruptcies, mainly in the U.S., undermined investor trust and battered stock prices across the globe. While most of the incidents occurred in America, debt loads, accounting inconsistencies and corporate governance at companies in France, Britain, and other markets came under renewed scrutiny as a result.

The decline in equity markets was mainly led by telecommunications, media, and technology (TMT) companies, although financial stocks also weakened amid fears regarding their exposure to bankrupt and debt-laden companies in the TMT sectors. While investor disdain for the financial practices of some companies has depressed stocks, a volatile geopolitical landscape has also weighed on the markets. Heightened fears of further terrorism aimed at the U.S., the continuing instability in the Middle East, and the recent nuclear-tinged standoff between India and Pakistan have all added to investors' worries.

During the second quarter, the Morgan Stanley Capital International (MSCI) World Index fell 9.13% in U.S. dollar terms. Among the 23 countries that constitute the MSCI World Index of developed markets, only New Zealand managed to eke out a local currency gain. The weakness of the U.S. dollar, however, was a major story during the quarter, and its decline against a range of currencies enabled eight other markets to register positive returns in U.S. dollar terms.

Stock markets around the world extended their losses in a volatile third quarter. Most equity markets shed 15% to 30% of their value in the three months, amid weaker-than-expected economic and corporate data, and fears about the prospect of military conflict with Iraq. The MSCI World Index fell over 18% in U.S. dollar terms, while the MSCI EAFE Index declined nearly 20%. The Fund returned -20.64% (Institutional Class) for the quarter and -23.19% year-to-date.

By industry group, the MSCI World Indexes for insurance, technology hardware & equipment, and software & services led the decline, all slumping by more than a quarter in value. No single MSCI industry Index posted a positive gain, with the household & personal products index registering the smallest of the declines, retreating by 5%. Similarly, no single country in the MSCI World developed market series was able to register an increase. New Zealand fell by the least amount, easing 4%, while Germany and the Netherlands were the worst performers, losing about a third in value.

Within the Fund, telecom stocks contributed the most to the second quarter decline, as these companies were knocked by a global loss of investor confidence following the bankruptcy of Global Crossing and the $4 billion accounting shock at WorldCom - neither of which were held by the Fund.

Two of the greatest laggards in the portfolio were Telefonica and Vodafone. The Spanish company's tough markets have been exacerbated by difficulties in South America, with the economic crisis in Argentina and the potential escalation of the Brazilian economy's woes. Support for Telefonica is likely to come from the fact that it has relatively lower debt levels and has enjoyed better cash flow growth than most other European operators. Vodafone has been hurt by worries about the ability of mobile phone companies to generate sufficient revenue from next-generation services, such as 3G, to justify the investments of the last few years. Meanwhile, shares in Finland's Nokia dropped, as the company lowered its estimate for growth in the mobile-phone handset market, partly because of a weaker-than-expected replacement market.

Financial services stocks were the worst performers in the third quarter, given the sharp decline among insurers and banks around the world in the third quarter. Swiss Re and AXA both slumped amid fears for the capital positions of insurance units and the sector's overall exposure to potential losses from terrorist attacks and natural catastrophes. The insurance sector worries spilled over to the banking sector (particularly those banks with large insurance activities), helping to depress Dutch financial services company ING Groep. British banks, Barclays and Lloyds TSB Group, slumped, as did Spain's Banco Santander Central. Banks have also come under pressure because of an increase in provisions for non-performing loans.

In the global pharmaceutical sector, companies continued to face the threat of cheaper generic drugs as their best-selling medications have begun to lose patent protection.

Oil stocks slumped as falling demand from airlines and other customers (because of slower economic growth) resulted in weaker margins. Investors also worried that a war with Iraq would cause oil prices to surge, pushing the global economy into recession.

Despite a modest recovery in the fourth quarter, most global equity markets recorded negative returns in 2002 - the third successive year of declines. European markets were among the worst performers during the year, with Germany's DAX Index losing nearly half of its value and the French CAC-40 Index slumping by more than a third. Amid continuing declines in the TMT sectors, corporate misconduct and increased military tensions, the S&P 500 Index shed about a quarter of its value during 2002, valuing the market more than 40% below its peak of early 2000. The final quarter of the year, however, produced healthy local currency returns of 5% to 10% for many markets (except Japan). In U.S. dollar terms, the Morgan Stanley Capital International (MSCI) World Index rose 7.64%, while the MSCI EAFE Index gained 6.45%. The Fund returned 6.10% (Institutional Class) for the fourth quarter.

Stocks in the technology, telecommunications and financial sectors dominated the list of top performers in the fourth quarter. These sectors rebounded from their low levels in early October amid some hope the worst of the three-year bear market might be coming to an end.

Looking to the Fund's portfolio in the fourth quarter, financial services stocks were among the top performers, as insurers shored up their capital positions and concerns abated about the scale of banks' loan-loss provisions. A strong improvement in Vodafone's shares also augmented the portfolio's return.

The portfolio's positive gains were offset by declines in certain pharmaceutical stocks as investors fretted about the strength of the companies' drug pipelines. Novartis, Europe's third-largest drug company, declined on worries about its ability to replace products near patent expiry with new blockbuster medications. GlaxoSmithKline PLC gained slightly, but it has struggled to develop new drugs while facing erosion of its existing drug sales because of competition from cheaper generic producers.

The final quarter of 2002 provided a snapshot of the difficulties facing investors. October and November registered strong gains amid rising optimism that markets were entering a bullish phase, pushing some stocks strongly ahead. By the end of December, much of those gains had evaporated as geopolitical tensions began to rise again. We did not expect this brief rally to be sustained as much of the gains were made by "high-beta" stocks (stocks that rise and fall more than the overall market on average) at the expense of more defensive areas of the market.

Even after December's decline, valuations for many technology-related companies still appear stretched. We remain disposed to quality "defensive" stocks, which tend to produce solid earnings growth over time. Overall, equity markets are likely to continue to trend sideways amid occasional bouts of volatility.

The low interest rate environment should provide a beneficial backdrop for equity markets. Interest rates in the U.S. are at a level last recorded in 1961 and we do not expect any significant movement in 2003. There may be more scope for the European Central Bank to ease rates further if inflation does moderate. This option could provide an extra boost for the German economy, in particular, if the region fails to respond to the most recent rate cut. As economic recovery takes hold, we believe corporate profits should improve, although the level of improvement may be quite modest. However, we do not expect economic growth to be so strong as to prompt an aggressive rise in interest rates.

The possibility of a war with Iraq represents a significant risk to the global economy. Another potential obstacle to a global economic recovery could be foreign exchange turmoil, if the U.S. dollar weakens too much. While we have believed for some time that the U.S. dollar has been overvalued, the extent of its decline could hurt economies, such as the Eurozone and

Japan, which are heavily dependent on the American export market.

PERFORMANCE

Returns for the year ended December 31, 2002 were:

Institutional Class                                                   -18.50%
Premier Class                                                         -18.76
Retail Class                                                          -19.23
MSCI EAFE Index (net)                                                 -15.94
Lipper International Funds Average                                    -16.67

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               1/24/00 - 12/31/02

       ------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS

                                1-Year      Life of Fund   Inception Date
       Institutional Class      -18.50%       -14.64%          1/24/00
       ------------------------------------------------------------------

   [The following table was depicted as a line graph in the printed material.]

Plot Points    Institutional Class      MSCI EAFE Index - net
-----------    -------------------      ---------------------

01/24/2000           $10,000                   $10,000
12/31/2000            $9,616                    $8,985
12/31/2001            $7,707                    $7,058
12/31/2002            $6,281                    $5,933

International Blend/Bank of Ireland Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the MSCI EAFE Index (net of taxes). This index is a group of unmanaged securities widely regarded by investors to be representative of the international stock market in general. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

TimesSquare Core Plus Bond Fund
DECEMBER 31, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks a high level of total return by investing principally in fixed income securities.

FUND INCEPTION DATE                                                 12/31/1999 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                  $104.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             172

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

 FUND PROFILE
 DECEMBER 31, 2002 (Unaudited)

  Ten Largest Positions                                         % of Net Assets
-------------------------------------------------------------------------------
    Fannie Mae                                                             25.5%
-------------------------------------------------------------------------------
    U.S. Treasury                                                          11.8
-------------------------------------------------------------------------------
    Freddie Mac                                                            11.2
-------------------------------------------------------------------------------
    Financing Corp.                                                         2.4
-------------------------------------------------------------------------------
    Ginnie Mae                                                              1.8
-------------------------------------------------------------------------------
    Quebec (Province of Canada)                                             1.3
-------------------------------------------------------------------------------
    Ford Motor Credit Co.                                                   1.1
-------------------------------------------------------------------------------
    Lockheed Martin Corp.                                                   1.1
-------------------------------------------------------------------------------
    Koninklijke KPN                                                         1.1
-------------------------------------------------------------------------------
    American Express Credit                                                 0.9
-------------------------------------------------------------------------------
  Ten Largest Sectors                                           % of Net Assets
-------------------------------------------------------------------------------
    U.S. Government & Agencies                                             52.6%
-------------------------------------------------------------------------------
    Financial                                                              12.5
-------------------------------------------------------------------------------
    Communications & Media                                                  6.6
-------------------------------------------------------------------------------
    Industrial                                                              2.5
-------------------------------------------------------------------------------
    Consumer & Retail                                                       2.2
-------------------------------------------------------------------------------
    Foreign Government                                                      1.9
-------------------------------------------------------------------------------
    Oil & Gas                                                               1.9
-------------------------------------------------------------------------------
    Transportation                                                          1.8
-------------------------------------------------------------------------------
    Utilities                                                               1.6
-------------------------------------------------------------------------------
    Basic Materials                                                         1.2
-------------------------------------------------------------------------------
  Fund Composition                                              % of Net Assets
-------------------------------------------------------------------------------
    Bonds & notes                                                            84%
-------------------------------------------------------------------------------
    Preferred stock                                                           2
-------------------------------------------------------------------------------
    Short-term investments                                                   13
-------------------------------------------------------------------------------
    Cash and Other Assets less Liabilities                                    1
-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

During the first quarter, high yield bonds outperformed Treasuries, investment-grade corporates and mortgages, producing a respectable 1.68% return for the quarter, as reported by the Lehman Brothers High Yield Bond Index. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a -0.27% return, and, while corporate bonds outperformed Treasuries, they trailed all other investment-grade fixed income classes except U.S. Agencies.

In the second quarter, the Lehman Brothers Mortgage-Backed Securities Index posted a 3.48% total return and a positive excess return over U.S. Treasuries of 13 basis points for the period. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 2.90% total return. Those issuers and industry sectors with any hint of impropriety related to accounting integrity, earnings quality, corporate governance issues or potential "hidden leverage" risk suffered dismal results.

For the third quarter, performance was led by the Treasury market, as interest rates declined swiftly during the three-month period and benefited from investors' continued "flight to quality." The Lehman Government Bond Index returned 6.66% for the period. Long-term Treasuries gained 12.09% for the quarter. Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 4.48% total return. The Lehman Brothers Mortgage-Backed Securities Index posted a 2.66% total return.

In the fourth quarter, lower quality debt outperformed higher quality. Investment-grade corporate bonds measured by the Lehman Brothers U.S. Credit Index outperformed Mortgage-Backed Securities (MBS) and Treasuries.

During the first quarter, the Fund benefited from positive allocations to high yield and emerging markets and issue selection in MBS. During the second quarter, the Fund benefited from positive issue selection in mortgage-backed and Agency securities over the period. However, the primary driver of the Fund's underperformance during the first half of the year was the allocation to corporate bonds and high yield bonds and specifically to individual credit selection issues in the Communications & Media sector (WorldCom and Qwest Communications). The Fund returned 2.05% (Institutional Class) for the first half of 2002, compared with 3.79% for the benchmark.

For the third quarter, the Fund's allocation to the high yield sector was the primary detractor from performance, highlighting a difficult quarter for that fixed income sector. The Fund benefited from strong, positive issue selection in investment-grade credits and MBS over the period. The Fund returned 4.29% (Institutional Class) for the third quarter compared with 4.58% for the benchmark.

In the fourth quarter, the Fund returned 2.33% compared with 1.57% for the benchmark. The Fund primarily benefited from the allocation to high yield and positive issue selection in investment-grade credits and MBS. Our overweight in investment-grade corporate bonds helped Fund performance. Issues owned by the Fund that contributed to its positive performance for the quarter in the Finance sector included Ford Motor Credit Corporation and Household Finance Corporation, the latter benefiting from the merger with HSBC. Strong performers in the Communications & Media sector were Tele Communications and British Telecommunications PLC.

Over the year, it was a difficult environment for investing in corporate bonds, both investment-grade and high yield credits. Our allocations to these sectors detracted from returns over the year, and issue selection, primarily in the Communications & Media sector, over the first six months also hurt performance.

In MBS, the Fund benefited from strong security selection over the course of the year. Agency bond selection also helped performance, especially the FICO Agency bonds, which were issued as part of the asset liquidation resulting from the savings & loan crisis of the 1980s.

The bulk of the gains in emerging markets were attributed to the positive performance of Russia and Brazil, where we held overweight positions relative to the benchmark but selectively traded and exited our positions almost entirely by year end.

During the year, we continued to employ a high yield index proxy (total return swap) to enhance performance while dampening individual security risk. Our currency trade on the euro also benefited portfolio performance as the currency appreciated relative to the U.S. dollar.

Conditions in 2003 should be different than in 2002 from a performance perspective. We believe that Treasuries will not outperform other sectors, due to the expected rise in yields and the reappearance of fiscal deficits. We anticipate improving credit quality trends, moderating supply, and rising demand for securities that offer higher yields than Treasuries - all positive factors for corporate bonds. We need to exercise prudence in our sector and credit selection, since not all issuers will benefit from the "credit improvement/de-leveraging" story.

In the MBS sector, we have maintained a neutral allocation due to our cautious outlook, which is driven largely by the current geopolitical events and impending war with Iraq. The MBS market continues to contain significant duration risk, and, until we can prudently determine expected MBS durations, we will need to be very careful in our allocation to the sector.

Security selection in high yield remains difficult because of major accounting issues plaguing some firms. To minimize individual credit risk, we will continue to employ a high yield index proxy. In emerging markets, we will continue to be selective in our opportunities in 2003. The positive impact of a U.S. and worldwide recovery could be partly offset by geopolitical tensions and internal political turmoil in some South American countries. Nevertheless, we remain cautiously optimistic, as we closely monitor global and local development in our search for investment opportunities.

PERFORMANCE

Returns for the year ended December 31, 2002 were:

Institutional Class                                                     8.90%
Premier Class                                                           8.44
Retail Class                                                            8.38
Lehman Brothers Aggregate Bond Index                                   10.25
Lipper Corporate Debt Funds - 'A' Rated Average                         8.42

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                     Average Annual - Institutional Classes
                               12/31/99 - 12/31/02

          ------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS

                                 1-Year  Life of Fund   Inception Date
          Institutional Class     8.90%      9.21%         12/31/99
          ------------------------------------------------------------

Plot Points         Institutional Class     Lehman Brothers Aggregate Bond Index
-----------         -------------------     ------------------------------------

12/31/1999               $10,000                          $10,000
12/31/2000               $10,993                          $11,163
12/31/2001               $11,960                          $12,105
12/31/2002               $13,024                          $13,346

TimesSquare Core Plus Bond Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES
December 31, 2002

                                                        PRINCIPAL     VALUE
                                                             (000)     (000)
---------------------------------------------------------------------------
BONDS-37.7%
CONSUMER PRODUCTS-1.1%
  Conagra Foods, Inc., 6.75%, 2011                     $       30    $  34
  PepsiCo, Inc., 5.75%, 2008                                   75       82
  Tyson Foods, Inc., 8.25%, 2011                               25       30
                                                                     -----
                                                                       146
                                                                     -----
COMMUNICATIONS & MEDIA-2.1%
  Alltel Corp., 7.00%, 2012                                    20       23
  AT&T Corp., 8.00%, 2031                                      20       22
  AT&T Wireless Services, Inc., 8.75%, 2031                    25       25
  British Telecommunications, 8.38%
    (coupon change based on rating), 2010                      25       30
  Cingular Wireless LLC, 7.13%, 2031                           20       21
  Clear Channel Communications, Inc., 7.65%, 2010              10       11
  Cox Communications, Inc., 7.50%, 2004                        40       43
  France Telecom SA, 7.75%
    (coupon change based on rating), 2011                      15       17
  Liberty Media Corp., 7.75%, 2009                             15       16
  Sprint Capital Corp., 6.13%, 2008                            10        9
  TCI Communications, Inc., 8.75%, 2015                        10       12
  Time Warner, Inc., 7.25%, 2017                               25       26
  USA Interactive, 7.00%, 2013 144A                             5        5
  Vodafone Group PLC, 7.75%, 2010                              10       12
                                                                     -----
                                                                       272
                                                                     -----
FINANCIAL-9.8%
  American Express Credit Corp., 7.20%, 2007                   50       55
  Associates Corp. of North America, 6.63%, 2005               65       71
  Bank of America Corp., 5.88%, 2009                           50       55
  Bank One Corp., 6.50%, 2006                                  75       83
  Bayerische Landesbank, 5.88%, 2008                           50       54
  Burlington Resources Finance Co., 5.70%, 2007                20       22
  Chase Manhattan Corp., 7.00%, 2009                           10       11
  Deere (John) Capital Corp., 7.00%, 2012                      10       12
  Discover Card Master Trust, Inc., 5.60%, 2006                50       52
  First Union National Bank, 6.18%, 2036                       10       11
  General Electric Capital Corp., 6.13%, 2011                  20       22
  General Motors Acceptance Corp., 7.75%, 2010                 50       52
  Goldman Sachs Group, Inc., 7.63%, 2005                       50       56
  Honda Auto Receivables Owner Trust, 5.36%, 2004              30       31
  Household Finance Corp., 5.88%, 2009                         25       26
  International Lease Financing Co., 5.75%, 2006               50       52
  LB-UBS Commercial Mtg. Trust, 6.13%, 2030                   100      111
  Mercantile Bancorporation, Inc., 7.30%, 2007                 10       12
  Morgan Stanley, Dean Witter, Discover & Co.,
    7.75%, 2005                                                50       56
    6.39%, 2033                                               100      112
  National Australia Bank Ltd., 8.60%, 2010                    50       63
  Nationwide Financial Services, Inc., 6.25%, 2011             20       21
  Nomura Asset Securities Corp., 6.59%, 2030                  100      114
  Pemex Project Funding Master Trust 8.63%, 2022               40       42
  Wells Fargo & Co., 6.63%, 2004                               75       80
                                                                     -----
                                                                     1,276
                                                                     -----
INSURANCE-0.3%
  Liberty Mutual Insurance Co., 7.70%, 2097 144A               30       23
  Torchmark Corp., 6.25%, 2006                                 20       22
                                                                     -----
                                                                        45
                                                                     -----
MANUFACTURING-0.9%
  BMW Vehicle Owner Trust, 4.70%, 2005                         34       34
  Ford Motor Co., 6.50%, 2018                                  45       37
  Norske Skogindustrier ASA, 7.63%, 2011 144A                  10       11
  Raytheon Co., 6.50%, 2005                                    20       22
  Temple-Inland, Inc., 7.88%, 2012                             10       11
                                                                     -----
                                                                       115
                                                                     -----
OIL & GAS-1.6%
  Atlantic Richfield Co., 5.90%, 2009                          75       84
  Conoco, Inc., 6.95%, 2029                                    20       23
  Devon Energy Corp., 7.95%, 2032                              15       18
  Kinder Morgan Energy Partners LP,
    6.50%, 2012 144A                                           10       10
    7.13%, 2012                                                20       22
  Schlumberger Technology Corp., 6.50%, 2012 144A              30       34
  Southern Natural Gas Co., 8.00%, 2032                        20       18
                                                                     -----
                                                                       209
                                                                     -----
RETAIL-1.2%
  Lowes Companies, Inc., 6.50%, 2029                           25       27
  Target Corp., 7.50%, 2005                                    50       55
  Wal-Mart Stores, Inc., 6.55%, 2004                           75       81
                                                                     -----
                                                                       163
                                                                     -----
TRANSPORTATION-0.6%
  Delta Air Lines, Inc., 6.72%, 2024                           50       53
  U.S. Airways, Inc., 7.08%, 2022                              19       20
                                                                     -----
                                                                        73
                                                                     -----

The Notes to Financial Statements are an integral part of these statements.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                PRINCIPAL      VALUE
                                                     (000)      (000)
--------------------------------------------------------------------
BONDS continued
U.S. GOVERNMENT AGENCY OBLIGATIONS-17.0%
  Freddie Mac,
    6.50%, 2009                                      $125     $  132
    6.00%, 2029                                        11         11
    6.00%, 2032, TBA                                  240        250
  Fannie Mae,
    7.25%, 2010                                       150        182
    5.38%, 2011                                        25         27
    6.09%, 2011                                        99        108
    6.50%, 2011                                        17         18
    6.11%, 2012                                        50         54
    6.25%, 2012                                        50         55
    6.00%, 2029                                        19         20
  Ginnie Mae,
    7.00%, 2026                                       311        331
    7.00%, 2027                                       227        241
    6.00%, 2028                                        42         44
    6.50%, 2028                                       340        357
    7.00%, 2028                                       326        346
    7.50%, 2030                                         8          8
    8.00%, 2031                                        28         30
                                                              ------
                                                               2,214
                                                              ------
U.S. TREASURY OBLIGATIONS-2.3%
  U.S. Treasury Bonds,
    7.88%, 2021                                        35         48
    7.25%, 2022                                        70         91
    7.63%, 2025                                        30         41
    6.00%, 2026                                        20         23
  U.S. Treasury Notes,
    3.50%, 2011                                        91         99
                                                              ------
                                                                 302
                                                              ------
UTILITIES-0.8%
  Alabama Power Co., 5.88%, 2022                       10         10
  Dominion Resources, Inc., 8.13%, 2010                20         23
  Duke Energy Corp., 6.25%, 2012                       10         10
  Oncor Electric Delivery Co., 6.38%, 2012 144A        15         15
  Progress Energy, Inc., 7.10%, 2011                   25         28
  PSEG Power LLC, 6.95%, 2012                          15         15
  Valero Energy Corp., 7.5%, 2032                      10         10
                                                              ------
                                                                 111
                                                              ------
TOTAL BONDS
  (Cost $4,644)                                                4,926
                                                              ------

                                                NUMBER OF  VALUE
                                                   SHARES   (000)
----------------------------------------------------------------
COMMON STOCKS-58.7%
BASIC MATERIALS-1.9%
  Dow Chemical Co.                                  3,300   $  98
  du Pont (E.I.) de Nemours & Co.                   3,500     148
                                                            -----
                                                              246
                                                            -----
CONSUMER PRODUCTS-2.9%
  Alcoa, Inc.                                       3,600      82
  Kellogg Co.                                       3,400     116
  Kimberly-Clark Corp.                              1,800      85
  PepsiCo, Inc.                                     2,100      89
                                                            -----
                                                              372
                                                            -----
ELECTRONICS-0.7%
  Hewlett-Packard Co.                               5,500      95
                                                            -----
COMMUNICATIONS & MEDIA-7.6%
  AOL Time Warner, Inc. (a)                         7,100      93
  AT&T Corp.                                        1,640      43
  AT&T Wireless Services, Inc. (a)                  1,070       6
  BellSouth Corp.                                   6,100     158
  Comcast Corp. (a)                                10,600     239
  Gannett Co., Inc.                                 1,000      72
  SBC Communications, Inc.                          9,800     266
  Verizon Communications, Inc.                      3,064     119
                                                            -----
                                                              996
                                                            -----
FINANCIAL-14.5%
  Bank of America Corp.                             3,000     209
  Citigroup, Inc.                                   8,640     304
  Comerica, Inc.                                    1,800      78
  Fannie Mae                                        3,000     193
  Goldman Sachs Group, Inc.                         1,700     116
  Hartford (The) Financial Services Group, Inc.     2,900     132
  National City Corp.                               8,300     227
  PNC Financial Services Group, Inc.                1,800      75
  StanCorp Financial Group, Inc.                    2,000      98
  Washington Mutual, Inc.                           7,700     266
  Wells Fargo & Co.                                 4,200     197
                                                            -----
                                                            1,895
                                                            -----
INSURANCE-2.1%
  Chubb Corp.                                       1,400      73
  Marsh & McLennan Companies, Inc.                  2,000      92
  St. Paul Companies, Inc.                          2,800      95
  Travelers Property Casualty Co., Class A (a)        951      14
  Travelers Property Casualty Co., Class B (a)          3      --
                                                            -----
                                                              274
                                                            -----


     The Notes to Financial Statements are an integral part of these statements.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                            NUMBER OF       VALUE
                                                               SHARES        (000)
---------------------------------------------------------------------------------
COMMON STOCKS continued
MANUFACTURING-5.1%
  Caterpillar, Inc.                                             3,200     $   146
  Engelhard Corp.                                                 300           7
  Illinois Tool Works, Inc.                                     1,300          84
  Nucor Corp.                                                   2,300          95
  Rockwell Automation, Inc.                                     1,100          23
  Stanley (The) Works                                           5,400         187
  Weyerhaeuser Co.                                              2,500         123
                                                                          -------
                                                                              665
                                                                          -------
MEDICAL-3.8%
  Bard (C.R.), Inc.                                             1,200          70
  Beckman Coulter, Inc.                                         3,100          91
  Oxford Health Plans, Inc. (a)                                 1,600          58
  Pharmacia Corp.                                               4,500         188
  Schering-Plough Corp.                                         3,700          82
  WellChoice, Inc.                                                100           2
                                                                          -------
                                                                              491
                                                                          -------
OIL & GAS-7.1%
  Ashland, Inc.                                                 2,800          80
  ChevronTexaco Corp.                                           2,200         146
  Exxon Mobil Corp.                                            11,600         405
  GlobalSantaFe Corp.                                           5,100         124
  National Fuel Gas Co.                                         3,700          77
  Shell Transport & Trading Co.                                 2,600         101
                                                                          -------
                                                                              933
                                                                          -------
REAL ESTATE MORTGAGE TRUST-0.6%
  Archstone Smith Trust                                         3,400          80
                                                                          -------
RETAIL-4.0%
  Autonation, Inc. (a)                                          5,100          64
  CVS Corp.                                                     4,000         100
  Dollar General Corp.                                          8,500         102
  Family Dollar Stores, Inc.                                    1,300          41
  May Department Stores Co.                                     1,700          39
  McDonald's Corp.                                              4,100          66
  Nike, Inc.                                                    2,400         107
                                                                          -------
                                                                              519
                                                                          -------
SERVICES-1.1%
  Republic Services, Inc. (a)                                   6,800         143
                                                                          -------
TECHNOLOGY-3.1%
  Agere Sytems, Inc., Class A (a)                               5,900           8
  Applied Materials, Inc. (a)                                   2,600          34
  Bearingpoint, Inc. (a)                                        2,400          17
  Intel Corp.                                                   9,300         145
  Micron Technology, Inc. (a)                                   7,400          72
  Monsanto Co.                                                    750          14
  Teradyne, Inc. (a)                                            8,500         111
                                                                          -------
                                                                              401
                                                                          -------
TRANSPORTATION-0.6%
  Southwest Airlines Co.                                        6,100          85
                                                                          -------
UTILITIES-3.6%
  Dominion Resources, Inc.                                        850          47
  Emerson Electric Co.                                          1,700          86
  Exelon Corp.                                                  3,100         164
  Progress Energy, Inc.                                         2,200          95
  Scana Corp.                                                   2,700          83
                                                                          -------
                                                                              475
                                                                          -------
TOTAL COMMON STOCKS
  (Cost $8,504)                                                             7,670
                                                                          -------
                                                           PRINCIPAL
                                                                (000)
                                                                -----
SHORT-TERM OBLIGATION-4.8%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $628)                                              $628,241         628
                                                                          -------
TOTAL INVESTMENTS IN SECURITIES-101.2%
  (Total Cost $13,776) (b)                                                 13,224
  Liabilities in excess of Cash and Other Assets - (1.2%)                    (159)
                                                                          -------
NET ASSETS-100.0%                                                         $13,065
                                                                          =======

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At December 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $13,783,529, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                  $  496,540

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                  (1,055,282)
                                                                       ----------
  Unrealized depreciation - net                                        $ (558,742)
                                                                       ==========

  (c) As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

  Undistributed ordinary income                                        $   40,204
  Undistributed capital gains                                                  --
  Capital loss carryforward
   expiring 2009                                                       $  826,204
   expiring 2010                                                       $  745,670
                                                                       ----------
                                                                       $1,571,874

The Notes to Financial Statements are an integral part of these statements.

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES
December 31, 2002

                                              NUMBER OF   VALUE
                                                 SHARES    (000)
---------------------------------------------------------------
COMMON STOCKS-95.8%
AEROSPACE & DEFENSE-2.4%
  General Dynamics Corp.                            675   $  55
  Lockheed Martin Corp.                           1,900     110
  United Technologies Corp.                       1,225      76
                                                          -----
                                                            241
                                                          -----
BANKS-1.5%
  Bank New York, Inc.                             1,175      28
  Fifth Third Bancorp                             1,200      70
  Wells Fargo and Co.                             1,100      52
                                                          -----
                                                            150
                                                          -----
BIOTECHNOLOGY-1.8%
  Amgen, Inc. (a)                                 3,680     178
                                                          -----
COMMERCIAL SERVICES-0.9%
  Apollo Group, Inc., Class A (a)                   775      34
  Weight Watchers International, Inc. (a)         1,225      56
                                                          -----
                                                             90
                                                          -----
COMPUTERS-4.3%
  Dell Computer Corp. (a)                         6,225     166
  EMC Corp. (a)                                   3,075      19
  Hewlett Packard Co.                             2,525      44
  International Business Machines Corp.           1,975     153
  SunGard Data Systems, Inc. (a)                  1,100      26
  Veritas Software Corp. (a)                      1,600      25
                                                          -----
                                                            433
                                                          -----
CONSUMER PRODUCTS-0.5%
  Harley-Davidson, Inc.                           1,125      52
                                                          -----
COSMETICS/PERSONAL-4.0%
  Alberto-Culver Co., Class B                       825      42
  Colgate-Palmolive Co.                           1,150      60
  Gillette Co.                                    1,425      43
  Procter & Gamble Co.                            2,975     256
                                                          -----
                                                            401
                                                          -----
ELECTRONICS-0.3%
  Jabil Circuit, Inc. (a)                         1,615      29
                                                          -----
FINANCIAL-9.0%
  American Express Co.                            3,050     108
  Citigroup, Inc.                                 7,841     276
  Freddie Mac                                     6,775     400
  Goldman Sachs Group, Inc.                       1,325      90
  Schwab (Charles) Corp.                          1,825      20
                                                          -----
                                                            894
                                                          -----
FOOD & BEVERAGES-6.0%
  Anheuser-Busch Cos., Inc.                       1,620      78
  Coca-Cola (The) Co.                             4,600     202
  Coca-Cola Enterprises, Inc.                       500      11
  Kraft Foods, Inc., Class A                      2,275      89
  PepsiCo, Inc.                                   3,885     164
  Sysco Corp.                                     1,650      49
                                                          -----
                                                            593
                                                          -----
HEALTH CARE-7.9%
  HCA, Inc.                                       1,825      76
  Johnson & Johnson                               7,300     392
  Medtronic, Inc.                                 3,425     156
  UnitedHealth Group, Inc.                        1,975     165
                                                          -----
                                                            789
                                                          -----
INSURANCE-2.7%
  American International Group, Inc.              4,650     269
                                                          -----
INTERNET-0.2%
  Symantec Corp. (a)                                500      20
                                                          -----
MANUFACTURING-6.1%
  General Electric Co.                           20,125     490
  3M Co.                                            975     120
                                                          -----
                                                            610
                                                          -----
MEDIA-2.7%
  Clear Channel Communication (a)                   900      34
  Gannett Co., Inc.                                 875      63
  Univision Communications, Inc., Class A (a)     3,225      79
  Viacom, Inc., Class B (a)                       2,150      88
                                                          -----
                                                            264
                                                          -----
OIL & GAS-4.6%
  BJ Services Co. (a)                             2,000      65
  Baker Hughes, Inc.                              3,800     122
  Exxon Mobil Corp.                               7,250     253
  Smith International, Inc. (a)                     600      20
                                                          -----
                                                            460
                                                          -----
PHARMACEUTICALS-12.9%
  Abbott Laboratories                             3,175     127
  AmerisourceBergen Corp.                         1,165      63
  Bristol Myers Squibb Co.                        2,200      51
  Cardinal Health, Inc.                             625      37
  Celgene Corp. (a)                                 650      14
  Gilead Sciences, Inc. (a)                         450      15
  Lilly (Eli) and Co.                             1,950     124
  Merck & Co., Inc.                               3,200     181
  Pfizer, Inc.                                   14,400     440

     The Notes to Financial Statements are an integral part of these statements.

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                           NUMBER OF       VALUE
                                                              SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS continued
PHARMACEUTICALS continued
  Pharmacia Corp.                                              3,010      $  126
  Wyeth                                                        2,975         111
                                                                          ------
                                                                           1,289
                                                                          ------
RETAIL-9.2%
  Bed Bath & Beyond, Inc. (a)                                  1,300          45
  Costco Wholesale Corp. (a)                                     650          18
  Dollar General Corp.                                         2,450          29
  Dollar Tree Stores, Inc. (a)                                 1,050          26
  Home Depot, Inc.                                             4,290         103
  Kohl's Corp. (a)                                             1,025          57
  Limited Brands, Inc.                                         1,925          27
  Lowe's Companies, Inc.                                       1,675          63
  TJX (The) Companies, Inc.                                    2,025          39
  Target Corp.                                                 1,000          30
  Tiffany & Co.                                                1,050          25
  Wal-Mart Stores, Inc.                                        6,625         335
  Walgreen Co.                                                 2,150          63
  Wendy's International, Inc.                                    650          18
  Yum! Brands, Inc. (a)                                        1,750          42
                                                                          ------
                                                                             920
                                                                          ------
SEMICONDUCTORS-4.9%
  Applied Materials, Inc. (a)                                  4,200          55
  Intel Corp.                                                 13,550         210
  Linear Technology Corp.                                      1,425          37
  Maxim Integrated Products, Inc.                              1,075          35
  Microchip Technology, Inc.                                   1,275          31
  Novellus Systems, Inc. (a)                                   1,050          29
  Texas Instruments, Inc.                                      3,975          60
  Xilinx, Inc. (a)                                             1,550          32
                                                                          ------
                                                                             489
                                                                          ------
SOFTWARE-9.1%
  Adobe Systems, Inc.                                            800          20
  Automatic Data Processing, Inc.                              1,350          53
  Electronic Arts, Inc. (a)                                      650          32
  First Data Corp.                                             1,725          61
  Microsoft Corp. (a)                                         11,925         616
  Oracle Corp. (a)                                            10,675         115
  Peoplesoft, Inc. (a)                                           675          12
                                                                          ------
                                                                             909
                                                                          ------
TELECOMMUNICATIONS-4.1%
  AT&T Wireless Services, Inc. (a)                             2,050          12
  Cisco Systems, Inc. (a)                                     14,050         184
  Motorola, Inc.                                               2,000          17
  Nextel Communications, Inc., Class A (a)                     1,250          14
  Qualcomm, Inc. (a)                                           1,600          58
  Verizon Communications, Inc.                                 3,091         120
                                                                          ------
                                                                             405
                                                                          ------
TOBACCO-0.7%
  Philip Morris Companies, Inc.                                1,825          74
                                                                          ------
TOTAL COMMON STOCKS
  (Cost $10,017)                                                           9,559
                                                                          ------
SHORT-TERM OBLIGATION-4.2%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $421)                                              420,513         421
                                                                          ------
TOTAL INVESTMENTS IN SECURITIES-100.0%
  (Total Cost $10,438) (b)                                                 9,980
  Liabilities in excess of Cash and Other Assets - (0.0%)                     (1)
                                                                          ------
NET ASSETS-100.0%                                                         $9,979
                                                                          ======

NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income producing security.

    Tax Information

    (b) At December 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $11,607,237, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                $        --

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                 (1,627,173)
                                                                     -----------
  Unrealized depreciation - net                                      $(1,627,173)
                                                                     ===========
  (c) At December 31, 2002, the capital loss carryforward was as follows:
   expiring 2008                                                     $   387,542
   expiring 2009                                                       1,807,002
   expiring 2010                                                       2,456,593
                                                                     -----------
                                                                     $ 4,651,137
                                                                     ===========

The Notes to Financial Statements are an integral part of these statements.

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES
December 31, 2002

                                                    NUMBER OF     VALUE
                                                       SHARES      (000)
-----------------------------------------------------------------------
COMMON STOCKS-92.0%
AEROSPACE & DEFENSE-2.4%
  Raytheon Co.                                         12,500    $  384
                                                                 ------
AGRICULTURE-1.0%
  Monsanto Co.                                          7,967       153
                                                                 ------
BANKS-6.6%
  Bank of New York, Inc.                               13,300       319
  FleetBoston Financial Corp.                          10,100       245
  PNC Financial Services Group, Inc.                    5,800       243
  US Bancorp                                           12,091       257
                                                                 ------
                                                                  1,064
                                                                 ------
CHEMICALS-2.7%
  Dow Chemical Co.                                      8,900       264
  du Pont (E.I.) de Nemours & Co.                       4,000       170
                                                                 ------
                                                                    434
                                                                 ------
COMMERCIAL SERVICES-3.8%
  Accenture Ltd., Class A (a)                          24,500       441
  BearingPoint, Inc. (a)                               23,900       165
                                                                 ------
                                                                    606
                                                                 ------
COMPUTERS-3.4%
  Hewlett-Packard Co.                                  17,500       304
  International Business Machines Corp.                 3,100       240
                                                                 ------
                                                                    544
                                                                 ------
COSMETIC & PERSONAL CARE-1.5%
  Kimberly Clark Corp.                                  4,900       233
                                                                 ------
ELECTRIC-3.5%
  Constellation Energy Group, Inc.                     16,700       465
  Reliant Resources, Inc. (a)                          32,600       104
                                                                 ------
                                                                    569
                                                                 ------
ELECTRONICS-3.9%
  Koninklijke (Royal) Philips Electronics Corp. ADR    19,196       339
  Thermo Electron Corp. (a)                            13,900       280
                                                                 ------
                                                                    619
                                                                 ------
FINANCIAL-3.8%
  CIT Group, Inc.                                      19,000       372
  CitiGroup, Inc.                                       6,700       236
                                                                 ------
                                                                    608
                                                                 ------
FOOD & BEVERAGES-6.5%
  Anheuser-Busch Companies, Inc.                        4,400       213
  Archer-Daniels-Midland Co.                           12,900       160
  Del Monte Foods Co. (a)                               4,823        37
  Heinz (H.J.) Co.                                     10,800       355
  Sara Lee Corp.                                       12,400       279
                                                                 ------
                                                                  1,044
                                                                 ------
INSURANCE-11.5%
  Aon Corp.                                            37,400       707
  Hancock (John) Financial Services, Inc.               8,500       237
  Travelers Property Casualty Corp., Class A (a)       10,800       158
  UnumProvident Corp.                                  24,900       437
  XL Capital Ltd., Class A                              3,900       301
                                                                 ------
                                                                  1,840
                                                                 ------
MACHINERY-1.0%
  Deere & Co.                                           3,400       156
                                                                 ------
MANUFACTURING-6.1%
  General Electric Co.                                 14,800       360
  Honeywell International, Inc.                         7,100       170
  Textron, Inc.                                         1,900        82
  Tyco International Ltd.                              21,700       371
                                                                 ------
                                                                    983
                                                                 ------
MEDIA-2.9%
  Disney (Walt) Co.                                    10,000       163
  Tribune Co.                                           6,500       296
                                                                 ------
                                                                    459
                                                                 ------
MINING-1.1%
  Alcan, Inc.                                           5,800       171
                                                                 ------
OIL & GAS-8.5%
  Burlington Resources, Inc.                           11,500       490
  El Paso Corp.                                        26,425       184
  Exxon Mobil Corp.                                     9,100       318
  Unocal Corp.                                          8,800       269
  Williams Companies, Inc.                             37,300       101
                                                                 ------
                                                                  1,362
                                                                 ------
PHARMACEUTICALS-8.6%
  Bristol-Myers Squibb Co.                             26,300       609
  Lilly (Eli) & Co.                                     5,700       362
  Pharmacia Corp.                                       9,800       410
                                                                 ------
                                                                  1,381
                                                                 ------
RETAIL-3.7%
  Home Depot, Inc.                                     10,900       261
  McDonald's Corp.                                     20,700       333
                                                                 ------
                                                                    594
                                                                 ------
SEMICONDUCTORS-1.0%
  Texas Instruments, Inc.                              10,400       156
                                                                 ------

     The Notes to Financial Statements are an integral part of these statements.

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                             NUMBER OF       VALUE
                                                                SHARES        (000)
----------------------------------------------------------------------------------
COMMON STOCKS continued
SOFTWARE-1.8%
  Oracle Corp. (a)                                              27,300     $   295
                                                                           -------
TELECOMMUNICATIONS-4.2%
  BellSouth Corp.                                               12,500         323
  Sprint Corp. (PCS Group) (a)                                  22,900         100
  Verizon Communications, Inc.                                   6,300         244
                                                                           -------
                                                                               667
                                                                           -------
TRANSPORTATION-2.5%
  CSX Corp.                                                     13,900         394
                                                                           -------
TOTAL COMMON STOCKS
  (Cost $18,524)                                                            14,716
                                                                           -------
SHORT-TERM OBLIGATION-11.2%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $1,799)                                            1,798,645       1,799
                                                                           -------
TOTAL INVESTMENTS IN SECURITIES-103.2%
  (Total Cost $20,323) (b)                                                  16,515
  Liabilities in excess of Cash and Other Assets - (3.2)%                     (519)
                                                                           -------
NET ASSETS-100.0%                                                          $15,996
                                                                           =======

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At December 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $20,641,632, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                 $   454,977

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                  (4,582,427)
                                                                      -----------
  Unrealized depreciation - net                                        (4,127,450)
                                                                      ===========

  (c) As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

  Undistributed ordinary income                                       $   149,126

  Capital loss carryforward
   expiring 2009                                                      $    56,200
   expiring 2010                                                          780,786
                                                                      -----------
                                                                      $   836,986
                                                                      ===========

The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES
December 31, 2002

                                         NUMBER OF     VALUE
                                            SHARES      (000)
------------------------------------------------------------
COMMON STOCKS-88.5%
  Microsoft Corp. (a)                       86,800   $ 4,488
  General Electric Co.                     159,500     3,884
  Exxon Mobil Corp.                        108,394     3,787
  Wal-Mart Stores, Inc.                     71,300     3,601
  Pfizer, Inc.                              99,200     3,033
  Citigroup, Inc.                           81,189     2,857
  Johnson & Johnson                         47,734     2,564
  American International Group, Inc.        41,871     2,422
  International Business Machines Corp.     27,200     2,108
  Merck & Co., Inc.                         36,100     2,044
  Procter & Gamble Co.                      20,800     1,788
  Coca-Cola (The) Co.                       39,800     1,744
  Verizon Communications, Inc.              43,728     1,694
  Bank of America Corp.                     24,116     1,678
  Intel Corp.                              106,600     1,660
  Cisco Systems, Inc. (a)                  117,300     1,537
  SBC Communications, Inc. (a)              53,206     1,442
  Philip Morris Companies, Inc.             33,900     1,374
  Wells Fargo & Co.                         27,300     1,280
  PepsiCo, Inc.                             28,370     1,198
  Viacom, Inc. (a)                          28,188     1,149
  Eli Lilly and Co.                         18,000     1,143
  ChevronTexaco Corp.                       17,129     1,139
  United Parcel Service, Inc.               17,900     1,129
  Dell Computer Corp. (a)                   41,400     1,107
  Fannie Mae                                15,900     1,023
  Abbott Laboratories                       24,900       996
  Amgen, Inc. (a)                           20,472       990
  Oracle Corp. (a)                          87,500       945
  AOL Time Warner, Inc. (a)                 71,600       938
  Comcast Corp. Class A (a)                 38,853       916
  Home Depot, Inc.                          37,800       906
  Medtronic, Inc.                           19,500       889
  Pharmacia Corp.                           20,619       862
  Hewlett-Packard Co.                       48,926       849
  Wachovia Corp.                            21,970       800
  Wyeth (a)                                 21,100       789
  3M Co. (a)                                 6,300       777
  BellSouth Corp.                           29,900       774
  Morgan (J.P.) Chase & Co.                 31,760       762
  American Express Co.                      21,200       749
  Bristol-Myers Squibb Co.                  30,900       715
  Morgan Stanley Dean Witter & Co.          17,600       703
  Bank One Corp.                            18,702       684
  Anheuser-Busch Cos., Inc.                 14,000       678
  du Pont (E.I.) de Nemours and Co.         15,829       671
  Freddie Mac                               11,100       655
  U.S. Bancorp                              30,496       647
  Fifth Third Bancorp                        9,346       547
  Tyco International Ltd.                   31,871       544
  Washington Mutual, Inc.                   15,560       537
  Disney (The) Walt Co.                     32,500       530
  Goldman Sachs Group, Inc.                  7,700       524
  ConocoPhillips                            10,745       520
  Merrill Lynch & Co., Inc.                 13,700       520
  Schering-Plough Corp.                     23,400       519
  Gillette Co.                              16,800       510
  Walgreen Co.                              16,300       476
  United Technologies Corp.                  7,600       471
  Lowe's Companies, Inc.                    12,400       465
  Colgate-Palmolive Co.                      8,700       456
  QUALCOMM, Inc. (a)                        12,300       448
  Boeing Co.                                13,350       440
  Target Corp.                              14,500       435
  First Data Corp.                          12,200       432
  Dow Chemical Co.                          14,460       429
  Cardinal Health, Inc.                      7,225       428
  Allstate Corp.                            11,300       418
  Lockheed Martin Corp.                      7,200       416
  Texas Instruments, Inc.                   27,600       414
  UnitedHealth Group, Inc.                   4,900       409
  FleetBoston Financial Corp.               16,660       405
  Marsh & McLennan Companies, Inc.           8,600       397
  Kimberly-Clark Corp.                       8,300       394
  Automatic Data Processing, Inc.            9,900       389
  MBNA Corp.                                20,362       387
  Schlumberger Ltd.                          9,200       387
  Clear Channel Communications, Inc.         9,800       365
  Emerson Electric Co.                       6,700       341
  HCA, Inc.                                  8,200       340
  Applied Materials, Inc. (a)               26,100       340
  General Motors Corp.                       8,900       328
  McDonald's Corp.                          20,300       326
  AT&T Corp.                                12,336       322
  Motorola, Inc.                            36,835       319
  Southern Co.                              11,200       318
  Illinois Tool Works, Inc.                  4,900       318
  SYSCO Corp.                               10,600       316
  Honeywell International, Inc.             13,062       313

     The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                NUMBER OF     VALUE
                                                   SHARES      (000)
-------------------------------------------------------------------
COMMON STOCKS continued
  Alcoa, Inc.                                      13,444    $  306
  eBay, Inc. (a)                                    4,500       305
  MetLife, Inc.                                    11,200       303
  Kohl's Corp. (a)                                  5,400       302
  Gannett Co., Inc.                                 4,200       302
  Prudential Financial, Inc.                        9,300       295
  Forest Laboratories, Inc. (a)                     2,900       285
  Sara Lee Corp.                                   12,500       281
  BB&T Corp.                                        7,600       281
  Northrop Grumman Corp.                            2,871       279
  Bank of New York Co., Inc.                       11,600       278
  Boston Scientific Corp. (a)                       6,500       276
  General Mills, Inc.                               5,800       272
  Baxter International, Inc.                        9,600       269
  Ford Motor Co.                                   28,888       269
  International Paper Co.                           7,664       268
  National City Corp.                               9,700       265
  SunTrust Banks, Inc.                              4,600       262
  FedEx Corp.                                       4,800       260
  SLM Corp.                                         2,500       260
  Duke Energy Corp.                                13,200       258
  Exelon Corp.                                      4,862       257
  Alltel Corp.                                      5,000       255
  General Dynamics Corp.                            3,200       254
  Caterpillar, Inc.                                 5,500       251
  AFLAC, Inc.                                       8,300       250
  AT&T Wireless Services, Inc. (a)                 43,136       244
  Dominion Resources, Inc.                          4,368       240
  Union Planters Corp.                              4,000       239
  Charles (The) Schwab Corp.                       21,875       237
  Travelers Property Casualty Corp. Class B (a)    16,077       236
  Carnival Corp.                                    9,300       232
  Waste Management, Inc.                            9,895       227
  Kellogg Co.                                       6,500       223
  Harley-Davidson, Inc.                             4,800       222
  Tribune Co.                                       4,800       218
  EMC Corp. (a)                                    35,474       218
  ConAgra Foods, Inc.                               8,600       215
  Gap (The), Inc.                                  13,850       215
  Stryker Corp.                                     3,100       208
  Lehman Brothers Holdings, Inc.                    3,900       208
  Sprint Corp.                                     14,200       206
  Avon Products, Inc.                               3,800       205
  State Street Corp.                                5,200       203
  Household International, Inc.                     7,278       202
  Costco Wholesale Corp. (a)                        7,200       202
  Wrigley (Wm.) Jr., Co.                            3,600       198
  Kroger (The) Co. (a)                             12,700       196
  Omnicom Group, Inc.                               3,000       194
  Raytheon Co.                                      6,300       194
  NIKE, Inc. Class B                                4,300       191
  PNC Financial Services Group                      4,500       189
  Anadarko Petroleum Corp.                          3,929       188
  McGraw-Hill (The) Companies, Inc.                 3,100       187
  Newmont Mining Corp.                              6,400       186
  Heinz (H.J.) Co.                                  5,600       184
  Mellon Financial Corp.                            7,000       183
  Safeway, Inc. (a)                                 7,700       180
  Golden West Financial Corp.                       2,500       180
  Hartford Financial Services Group, Inc.           3,900       177
  Deere & Co.                                       3,800       174
  Cendant Corp. (a)                                16,585       174
  Progressive (The) Corp.                           3,500       174
  Weyerhaeuser Co.                                  3,500       172
  Baker Hughes, Inc.                                5,340       172
  Southwest Airlines Co.                           12,330       171
  KeyCorp                                           6,800       171
  Wellpoint Health Networks, Inc. (a)               2,400       171
  Occidental Petroleum Corp.                        6,000       171
  XL Capital Ltd. Class A                           2,200       170
  Nextel Communications, Inc. Class A (a)          14,700       170
  Principal Financial Group, Inc.                   5,600       169
  Maxim Integrated Products, Inc.                   5,100       169
  TJX (The) Companies, Inc.                         8,600       168
  Paychex, Inc.                                     5,975       167
  Equity Office Properties Trust                    6,600       165
  Entergy Corp.                                     3,600       164
  Bed Bath & Beyond, Inc. (a)                       4,700       162
  Masco Corp.                                       7,700       162
  Eastman Kodak Co.                                 4,600       161
  Sun Microsystems, Inc. (a)                       51,700       161
  Intuit, Inc. (a)                                  3,400       160
  Burlington Northern Santa Fe Corp.                6,100       159
  Danaher Corp.                                     2,400       158
  FPL Group, Inc.                                   2,600       156
  Yahoo!, Inc. (a)                                  9,500       155
  FirstEnergy Corp.                                 4,700       155
  CVS Corp.                                         6,200       155
  Coca-Cola Enterprises, Inc.                       7,100       154

     The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                               NUMBER OF     VALUE
                                                  SHARES      (000)
------------------------------------------------------------------
COMMON STOCKS continued
  Air Products & Chemicals, Inc.                   3,600    $  154
  Clorox Co.                                       3,700       153
  Campbell Soup Co.                                6,500       153
  Progress Energy, Inc.                            3,500       152
  Guidant Corp. (a)                                4,900       151
  Praxair, Inc.                                    2,600       150
  Hershey Foods Corp.                              2,200       148
  American Electric Power Co., Inc.                5,420       148
  Consolidated Edison, Inc.                        3,400       146
  Anthem, Inc. (a)                                 2,300       145
  Albertson's, Inc.                                6,488       144
  Franklin Resources, Inc.                         4,200       143
  Chubb (The) Corp.                                2,700       141
  Electronic Data Systems Corp.                    7,600       140
  Analog Devices, Inc. (a)                         5,800       138
  Burlington Resources, Inc.                       3,210       137
  SouthTrust Corp.                                 5,500       137
  Staples, Inc. (a)                                7,450       136
  PPG Industries, Inc.                             2,700       135
  Mattel, Inc.                                     7,000       134
  Qwest Communications International, Inc. (a)    26,709       134
  Loews Corp.                                      3,000       133
  Agilent Technologies, Inc. (a)                   7,413       133
  Linear Technology Corp.                          5,100       131
  John Hancock Financial Services, Inc.            4,700       131
  Zimmer Holdings, Inc. (a)                        3,130       130
  Apache Corp.                                     2,270       129
  Halliburton Co.                                  6,900       129
  Archer-Daniels-Midland Co.                      10,369       129
  Marriott International, Inc. Class A             3,900       128
  Tenet Healthcare Corp. (a)                       7,800       128
  Newell Rubbermaid, Inc.                          4,210       128
  Concord EFS, Inc. (a)                            8,100       127
  Lexmark International, Inc. (a)                  2,100       127
  Starbucks Corp. (a)                              6,200       126
  Becton, Dickinson & Co.                          4,100       126
  Computer Associates International, Inc.          9,200       124
  Pitney Bowes, Inc.                               3,800       124
  Norfolk Southern Corp. (a)                       6,200       124
  McKesson HBOC, Inc.                              4,573       124
  St. Paul (The) Companies, Inc.                   3,628       124
  Cintas Corp.                                     2,700       124
  Regions Financial Corp.                          3,700       123
  Comerica, Inc.                                   2,850       123
  Ace, Ltd.                                        4,200       123
  Apollo Group, Inc. Class A (a)                   2,800       123
  Best Buy Co., Inc. (a)                           5,100       123
  Northern Trust Corp.                             3,500       123
  Biomet, Inc.                                     4,250       122
  Allergan, Inc.                                   2,100       121
  DTE Energy Company                               2,600       121
  AutoZone, Inc. (a)                               1,700       120
  Sears, Roebuck & Co.                             5,000       120
  Unocal Corp.                                     3,900       119
  Transocean Sedco Forex, Inc. (a)                 5,042       117
  H&R Block, Inc.                                  2,900       117
  Ingersoll-Rand Co.                               2,700       116
  Pepsi (The) Bottling Group, Inc.                 4,500       116
  Ltd. Brands                                      8,300       116
  Rohm & Haas Co.                                  3,553       115
  Devon Energy Corp.                               2,500       115
  Yum! Brands, Inc. (a)                            4,680       113
  SunGard Data Systems, Inc. (a)                   4,800       113
  Chiron Corp. (a)                                 3,000       113
  Johnson Controls, Inc.                           1,400       112
  Fortune Brands, Inc.                             2,400       112
  St. Jude Medical, Inc. (a)                       2,800       111
  AmSouth BanCorp.                                 5,750       110
  Avery Dennison Corp.                             1,800       110
  New York (The) Times Co. Class A                 2,400       110
  Electronic Arts, Inc. (a)                        2,200       109
  Xilinx, Inc. (a)                                 5,300       109
  MedImmune, Inc. (a)                              4,000       109
  Equity Residential Properties Trust              4,400       108
  Charter One Financial, Inc.                      3,727       107
  International Game Technology (a)                1,400       106
  KLA-Tencor Corp. (a)                             3,000       106
  Public Service Enterprise Group                  3,300       106
  MBIA, Inc.                                       2,400       105
  May Department Stores Co.                        4,550       105
  Marathon Oil Corp.                               4,900       104
  Capital One Financial Corp.                      3,500       104
  Ecolab, Inc.                                     2,100       104
  Fiserv, Inc. (a)                                 3,050       104
  Countrywide Credit Industries, Inc.              2,000       103
  Moody's Corp.                                    2,500       103
  Simon Property Group, Inc.                       3,000       102
  VERITAS Software Corp. (a)                       6,500       102
  Genzyme Corp. (a)                                3,400       101

     The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                            NUMBER OF   VALUE
                                               SHARES   (000)
------------------------------------------------------------
COMMON STOCKS continued
  Penney (J.C.) Co., Inc. (Holding Co.)         4,300   $  99
  Cincinnati Financial Corp.                    2,600      98
  Quest Diagnostics (a)                         1,700      97
  CSX Corp.                                     3,400      96
  Biogen, Inc. (a)                              2,400      96
  Bear (The) Stearns Companies, Inc.            1,617      96
  Ameren Corp.                                  2,300      96
  Lincoln National Corp.                        3,000      95
  Adobe Systems, Inc.                           3,800      95
  Textron, Inc.                                 2,200      95
  Aetna, Inc.                                   2,300      95
  Micron Technology, Inc.                       9,600      94
  Dover Corp.                                   3,200      93
  Marshall & Ilsley Corp.                       3,400      93
  Computer Sciences Corp. (a)                   2,700      93
  Ambac Financial Group, Inc.                   1,650      93
  Xerox Corp. (a)                              11,500      93
  AmerisourceBergen Corp.                       1,700      92
  Synovus Financial Corp.                       4,750      92
  Federated Department Stores, Inc. (a)         3,200      92
  Cinergy Corp.                                 2,700      91
  Jefferson-Pilot Corp.                         2,375      91
  CIGNA Corp. (b)                               2,200      90
  UST, Inc.                                     2,700      90
  PPL Corp.                                     2,600      90
  Union Planters Corp.                          3,200      90
  PeopleSoft, Inc. (a)                          4,912      90
  Univision Communications, Inc. (a)            3,600      88
  North Fork Bancorporation, Inc. (a)           2,600      88
  Family Dollar Stores, Inc.                    2,800      87
  Genuine Parts Co.                             2,800      86
  PG&E Corp. (a)                                6,200      86
  Eaton Corp.                                   1,100      86
  Interpublic Group of Cos., Inc.               6,100      86
  PACCAR, Inc.                                  1,850      86
  American Standard Companies, Inc. (a)         1,200      85
  Parker-Hannifin Corp.                         1,850      85
  ITT Industries, Inc.                          1,400      85
  TXU Corp.                                     4,500      84
  Knight-Ridder, Inc.                           1,300      82
  Aon Corp.                                     4,350      82
  Apple Computer, Inc. (a)                      5,700      82
  Monsanto Co.                                  4,217      81
  Nabors Industries, Ltd. (a)                   2,300      81
  BJ Services Co. (a)                           2,500      81
  Kinder Morgan, Inc.                           1,900      80
  MeadWestvaco Corp.                            3,155      78
  KeySpan Corp.                                 2,200      78
  Grainger (W.W.), Inc.                         1,500      77
  Amerada Hess Corp.                            1,400      77
  Sempra Energy                                 3,255      77
  Starwood Hotels & Resorts Worldwide, Inc.     3,200      76
  Altera Corp. (a)                              6,100      75
  Hilton Hotels Corp                            5,900      75
  Jones Apparel Group, Inc. (a)                 2,100      74
  Huntington Bancshares, Inc.                   3,951      74
  Noble Corp. (a)                               2,100      74
  IMS Health, Inc.                              4,600      74
  Constellation Energy Group, Inc.              2,600      72
  Office Depot, Inc. (a)                        4,900      72
  Molex, Inc.                                   3,125      72
  Brown-Forman Corp. Class B                    1,100      72
  First Tennessee National Corp.                2,000      72
  EOG Resources, Inc.                           1,800      72
  Delphi Automotive Systems Corp.               8,920      72
  Harrah's Entertainment, Inc. (a)              1,800      71
  Kerr-McGee Corp.                              1,607      71
  MGIC Investment Corp.                         1,700      70
  Leggett & Platt, Inc.                         3,100      70
  Torchmark Corp.                               1,900      69
  SAFECO Corp.                                  2,000      69
  Sprint Corp. (PCS Group) (a)                 15,800      69
  Xcel Energy, Inc.                             6,265      69
  Lucent Technologies, Inc. (a)                54,630      69
  King Pharmaceuticals, Inc. (a)                4,000      69
  Plum Creek Timber Company, Inc.               2,900      68
  Health Management Associates, Inc.            3,800      68
  UnumProvident Corp.                           3,874      68
  Sherwin-Williams (The) Co.                    2,400      68
  Rockwell Collins, Inc.                        2,900      67
  BMC Software, Inc. (a)                        3,900      67
  CenturyTel, Inc.                              2,250      66
  NiSource, Inc.                                3,300      66
  El Paso Corp.                                 9,390      65
  V. F. Corp.                                   1,800      65
  Broadcom Corp. Class A (a)                    4,300      65
  Novellus Systems, Inc. (a)                    2,300      65
  Dollar General Corp.                          5,260      63
  Rockwell International Corp.                  3,000      62

     The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                           NUMBER OF   VALUE
                                              SHARES    (000)
------------------------------------------------------------
COMMON STOCKS continued
  Edison International (a)                     5,200   $  62
  Corning, Inc. (a)                           18,600      62
  Vulcan Materials Co.                         1,600      60
  Georgia-Pacific Corp.                        3,710      60
  Applera Corp., Applied Biosystems Group      3,400      60
  Zions Bancorporation                         1,500      59
  Reynold (R.J.) Tobacco Holdings, Inc.        1,400      59
  Sigma-Aldrich Corp.                          1,200      58
  Whirlpool Corp.                              1,100      57
  Darden Restaurants, Inc.                     2,750      56
  Dow Jones & Co., Inc.                        1,300      56
  Siebel Systems, Inc. (a)                     7,500      56
  Black & Decker Corp.                         1,300      56
  Jabil Circuit, Inc. (a)                      3,100      56
  Tiffany & Co.                                2,300      55
  Cooper Industries, Ltd.                      1,500      55
  Pactiv Corp. (a)                             2,500      55
  Price (T.Rowe) Group, Inc.                   2,000      55
  Thermo Electron Corp. (a)                    2,700      54
  JDS Uniphase Corp. (a)                      21,700      54
  Equifax, Inc.                                2,300      53
  Network Appliance, Inc. (a)                  5,300      53
  International Flavors & Fragrances, Inc.     1,500      53
  RadioShack Corp.                             2,800      52
  Qlogic Corp. (a)                             1,500      52
  Unisys Corp. (a)                             5,100      50
  Liz Claiborne, Inc.                          1,700      50
  Centex Corp.                                 1,000      50
  Nucor Corp.                                  1,200      50
  Wendy's International, Inc.                  1,800      49
  Stanley Works (The)                          1,400      48
  Sealed Air Corp. (a)                         1,296      48
  Watson Pharmaceuticals, Inc. (a)             1,700      48
  Pulte Homes, Inc.                            1,000      48
  Pinnacle West Capital Corp.                  1,400      48
  Citizens Communications Company (a)          4,500      47
  Tellabs, Inc. (a)                            6,500      47
  Americian Power Conversion Corp. (a)         3,100      47
  Engelhard Corporation                        2,100      47
  Solectron Corp. (a)                         13,100      47
  Bard (C.R.), Inc.                              800      46
  Ball Corp.                                     900      46
  Janus Capital Group, Inc. (a)                3,500      46
  Waters Corp.                                 2,100      46
  Alberto-Culver Co. Class B                     900      45
  Robert Half International, Inc. (a)          2,800      45
  Phelps Dodge Corp. (a)                       1,400      44
  Eastman Chemical Co.                         1,200      44
  National Semiconductor Corp. (a)             2,900      44
  Convergys Corp. (a)                          2,800      42
  Deluxe Corporation                           1,000      42
  Sabre Holdings Corp.                         2,307      42
  Centerpoint Energy Inc.                      4,822      41
  Energizer Holdings, Inc. (a)                 1,466      41
  Nordstrom, Inc.                              2,100      40
  Sunoco, Inc.                                 1,200      40
  Bemis Company, Inc.                            800      40
  Donnelley (R.R.) & Sons Co.                  1,800      39
  TECO Energy, Inc.                            2,500      39
  Freeport-McMoRan Copper & Gold, Inc. (a)     2,300      39
  Mercury Interactive Corp. (a)                1,300      38
  NCR Corp. (a)                                1,600      38
  Teradyne, Inc. (a)                           2,900      38
  Sanmina-SCI Corp. (a)                        8,400      38
  Coors (Adolph) Co. Class B                     600      37
  Fluor Corp.                                  1,300      36
  Temple-Inland, Inc.                            800      36
  Citrix Systems, Inc. (a)                     2,900      36
  Advanced Micro Devices, Inc. (a)             5,400      35
  SUPERVALU, Inc.                              2,100      35
  KB HOME                                        800      34
  Maytag Corp.                                 1,200      34
  Rowan Companies, Inc.                        1,500      34
  LSI Logic Corp. (a)                          5,900      34
  Toys "R" Us, Inc. (a)                        3,400      34
  Winn-Dixie Stores, Inc.                      2,200      34
  Pall Corp.                                   2,000      33
  Meredith Corp.                                 800      33
  Bausch & Lomb, Inc.                            900      32
  Hasbro, Inc.                                 2,800      32
  Rational Software Corp. (a)                  3,100      32
  Ashland, Inc.                                1,100      31
  Allied Waste Industries, Inc. (a)            3,100      31
  Comverse Technology, Inc. (a)                3,000      30
  Symbol Technologies, Inc.                    3,650      30
  Providian Financial Corp. (a)                4,600      30
  Manor Care, Inc. (a)                         1,600      30
  Scientific-Atlanta, Inc.                     2,500      30
  Goodrich Corp.                               1,600      29

     The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                            NUMBER OF   VALUE
                                               SHARES    (000)
-------------------------------------------------------------
COMMON STOCKS continued
  Compuware Corp. (a)                           6,000   $  29
  Dana Corp.                                    2,401      28
  Brunswick Corp.                               1,400      28
  NVIDIA Corp. (a)                              2,400      28
  Tektronix, Inc. (a)                           1,500      27
  CIENA Corp. (a)                               5,300      27
  Millipore Corp. (a)                             800      27
  Humana, Inc. (a)                              2,700      27
  ADC Telecommunications, Inc. (a)             12,700      27
  HEALTHSOUTH Corp. (a)                         6,300      26
  Reebok International Ltd. (a)                   900      26
  Autodesk, Inc.                                1,800      26
  AES Corp. (a)                                 8,500      26
  Snap-on, Inc.                                   900      25
  Certegy, Inc. (a)                             1,000      25
  Circuit City Stores - Circuit City Group      3,300      24
  Navistar International Corp. (a)              1,000      24
  Delta Air Lines, Inc.                         2,000      24
  NICOR, Inc.                                     700      24
  Big Lots, Inc. (a)                            1,800      24
  Peoples Energy Corp.                            600      23
  Quintiles Transnational Corp. (a)             1,900      23
  Boise Cascade Corp.                             900      23
  Ryder System, Inc.                            1,000      22
  Williams Cos., Inc.                           8,200      22
  Worthington Industries, Inc.                  1,400      21
  United States Steel Corp.                     1,600      21
  Dillard's, Inc. Class A                       1,300      21
  TMP Worldwide, Inc. (a)                       1,800      20
  Crane Co.                                     1,000      20
  CMS Energy Corp.                              2,100      20
  Cummins, Inc.                                   700      20
  Calpine Corp. (a)                             6,000      20
  Del Monte Foods Co. (a)                       2,501      19
  Novell, Inc. (a)                              5,800      19
  Great Lakes Chemical Corp.                      800      19
  Carmax, Inc. (a)                              1,035      19
  Cooper Tire & Rubber Co.                      1,200      18
  Applied Micro Circuits Corp. (a)              4,800      18
  Goodyear Tire & Rubber Co.                    2,600      18
  Timken (The) Co.                                900      17
  AMR Corp. (a)                                 2,500      17
  PerkinElmer, Inc.                             2,000      17
  Andrew Corp. (a)                              1,600      16
  Gateway, Inc. (a)                             5,200      16
  American Greetings Corp. Class A (a)          1,000      16
  Smucker (J.M.) Co.                              386      15
  Thomas & Betts Corp. (a)                        900      15
  Allegheny Energy, Inc. (a)                    2,000      15
  PMC-Sierra, Inc. (a)                          2,700      15
  Hercules, Inc. (a)                            1,700      15
  Visteon Corp.                                 2,090      15
  Avaya, Inc. (a)                               5,735      14
  FMC Technologies, Inc. (a)                      687      14
  Louisina-Pacific Corp. (a)                    1,700      14
  Tupperware Corp.                                900      14
  Longs Drug Stores Corp.                         600      12
  Reliant Energy, Inc. (a)                      3,802      12
  Mirant Corp. (a)                              6,377      12
  FMC Corp. (a)                                   400      11
  Parametric Technology Corp. (a)               4,200      10
  Massey Energy Co.                             1,000      10
  Kansas City Southern Industries, Inc. (a)       800       9
  Potlach Corp.                                   400       9
  Rite Aid Corp. (a)                            3,600       9
  Acuity Brands, Inc.                             600       8
  Allegheny Technologies, Inc.                  1,300       8
  Power-One, Inc. (a)                           1,300       7
  Dynegy, Inc. Class A (a)                      5,800       7
  Imagistics International, Inc. (a)              280       5
  Advanced Medical Optics, Inc. (a)               466       5
  Viasys Healthcare, Inc. (a)                     365       5
  Arch Coal, Inc.                                 244       5
  McDermott International, Inc. (a)             1,000       4
  Mykrolls Corp. (a)                              406       3
  Kadant, Inc. (a)                                153       2
  Dun & Bradstreet Corp. (a)                       50       2
  EnPro Industries, Inc. (a)                      280       1
  National Service Industries, Inc.               150       1
  Agere Systems, Inc. Class A (a)                 580       1
  Agere Systems, Inc. Class B (a)                 553       1
  Abercrombie & Fitch Co. Class A (a)              27       1
  Owens Corning (a)                               800       0
  Armstrong Holdings, Inc. (a)                    600       0
  Synavant, Inc. (a)                              200       0
  Unilever NV                                       1       0
  WorldCom, Inc. - MCI Group (a)                   16       0
  WorldCom, Inc. (a)                                1       0

     The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund
INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                   NUMBER OF       VALUE
                                                     SHARES        (000)
-------------------------------------------------------------- -----------
TOTAL COMMON STOCKS
  (Cost $163,648)                                                $130,141
                                                                 --------
SHORT-TERM OBLIGATIONS-11.4%

MONEY MARKET FUND-10.6%
  CIGNA Funds Group - Money Market Fund            15,593,202      15,593
                                                                 --------
                                                    PRINCIPAL
                                                         (000)
                                                    ---------
U.S. GOVERNMENT-0.8%
  U.S. Treasury Bills, (c)
    1.18%, 2/20/03                                 $       25          25
    1.17%, 2/27/03                                         75          75
    1.21%, 5/15/03                                      1,000         995
                                                                 --------
                                                                    1,095
                                                                 --------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $16,688)                                                   16,688
                                                                 --------
TOTAL INVESTMENTS IN SECURITIES-99.9%
  (Total Cost $180,336) (d)                                       146,829
  Cash and Other Assets Less Liabilities - 0.1%                       181
                                                                 --------
NET ASSETS-100.0%                                                $147,010
                                                                 ========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing securities.

  (b) TimesSquare Capital Management, Inc., the Fund's
  Investment Adviser, is an indirect, wholly owned subsidiary of CIGNA Corp.

  (c) This security or a portion thereof is pledged as initial margin for Stock Index Futures Contracts. At
  December 31, 2002, the Fund was long 76, S&P 500 Futures
  Contracts expiring in March 2003. Unrealized loss amounted to $228,900. Underlying face value was $16,928,000 and underlying market value was $16,699,100.

  Tax Information

  (d) At December 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $180,366,732, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost.          $ 10,247,695

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value            (43,784,976)
                                                                ------------
  Unrealized depreciation - net                                 $(33,537,281)
                                                                ============
  (e) As of December 31, 2002, the components of
  distributable earnings (excluding unrealized
  appreciation/(depreciation) disclosed above) on a tax
  basis consisted of the following:

  Undistributed ordinary income                                     $     21,220
  Capital loss carryforward
   expiring 2009                                                    $  6,961,541
   expiring 2010                                                       9,433,968

The Notes to Financial Statements are an integral part of these statements.

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES
December 31, 2002

                                                     NUMBER OF     VALUE
                                                        SHARES      (000)
------------------------------------------------------------------------
COMMON STOCKS-92.0%
ADVERTISING-3.0%
  Catalina Marketing Corp. (a)                          30,000    $  555
  Getty Images, Inc. (a)                                45,000     1,375
                                                                  ------
                                                                   1,930
                                                                  ------
AEROSPACE/DEFENSE-0.4%
  MTC Technologies, Inc. (a)                            10,000       254
                                                                  ------
AIRLINE-0.3%
  ExpressJet Holdings, Inc. (a)                         20,000       205
                                                                  ------
BIOTECHNOLOGY-5.0%
  Bio-Rad Laboratories, Inc. (Class A) (a)              17,000       658
  Charles River Laboratories International, Inc. (a)    18,000       693
  Invitrogen Corp. (a)                                  26,000       814
  Millipore Corp. (a)                                    6,500       221
  Myriad Genetics, Inc. (a)                             25,000       365
  Protein Design Labs, Inc. (a)                         47,000       399
  Transgenomic, Inc. (a)                                 8,800        20
                                                                  ------
                                                                   3,170
                                                                  ------
COMPUTERS-2.7%
  BISYS Group, Inc. (The) (a)                           60,000       954
  Factset Research Systems, Inc.                        15,000       424
  Jack Henry & Associates, Inc.                         30,000       361
                                                                  ------
                                                                   1,739
                                                                  ------
DISTRIBUTION/WHOLESALE-2.3%
  SCP Pool Corp. (a)                                    49,050     1,432
                                                                  ------
ELECTRICAL COMPONENTS & EQUIPMENT-0.8%
  Advanced Energy Industries, Inc. (a)                  42,000       534
                                                                  ------
ELECTRONICS-3.6%
  Cymer, Inc. (a)                                       18,000       581
  Gentex Corp. (a)                                      21,500       680
  Mettler-Toledo International, Inc. (a)                31,400     1,007
                                                                  ------
                                                                   2,268
                                                                  ------
ENTERTAINMENT-2.0%
  AMC Entertainment, Inc. (a)                           65,500       580
  Macrovision Corp. (a)                                 45,000       721
                                                                  ------
                                                                   1,301
                                                                  ------
ENVIRONMENTAL-1.4%
  Stericycle, Inc. (a)                                  21,000       680
  Tetra Tech, Inc. (a)                                  17,350       212
                                                                  ------
                                                                     892
                                                                  ------
EXCHANGE TRADED FUND-1.4%
  iShares Russell 2000 Index Fund (a)                   11,500       872
                                                                  ------

FINANCIAL-8.5%
  Boston Private Financial Holdings, Inc.               38,000       755
  Investment Technology Group, Inc. (a)                 31,100       695
  Investors Financial Services Corp.                    42,000     1,150
  Jefferies Group, Inc.                                 12,000       504
  LaBranche & Co., Inc. (a)                             22,600       602
  UCBH Holdings, Inc.                                   25,000     1,061
  Wintrust Financial Corp.                              20,000       626
                                                                  ------
                                                                   5,393
                                                                  ------
FOOD & BEVERAGES-2.8%
  American Italian Pasta Co. Class A (a)                23,500       846
  Constellation Brands, Inc. Clas A (a)                 20,000       474
  United Natural Foods, Inc. (a)                        18,000       456
                                                                  ------
                                                                   1,776
                                                                  ------
HEALTH CARE-8.6%
  American Dental Partners, Inc. (a)                    30,000       256
  Bruker AXS, Inc. (a)                                  55,000       100
  DaVita, Inc. (a)                                      70,916     1,749
  Lincare Holdings, Inc. (a)                            36,000     1,138
  Ocular Sciences, Inc. (a)                             28,000       435
  Respironics, Inc. (a)                                 35,000     1,069
  Triad Hospitals, Inc. (a)                             25,000       746
                                                                  ------
                                                                   5,493
                                                                  ------
INSURANCE-2.4%
  Markel Corp. (a)                                       5,500     1,130
  Radian Group, Inc.                                    11,000       409
                                                                  ------
                                                                   1,539
                                                                  ------
MANUFACTURING-0.4%
  Aptargroup, Inc.                                       8,000       250
                                                                  ------
MEDIA-3.0%
  Entercom Communications Corp. (a)                      7,000       328
  LodgeNet Entertainment Corp. (a)                      35,000       374
  Radio One, Inc. Class D (a)                           41,600       600
  Scholastic Corp. (a)                                  17,500       629
                                                                  ------
                                                                   1,931
                                                                  ------
OIL & GAS-4.4%
  Evergreen Resources, Inc. (a)                         20,000       897
  Hydril Co. (a)                                        15,000       354
  Patterson-UTI Energy, Inc. (a)                        13,000       392
  Pogo Producing Co.                                    17,000       633
  Varco International, Inc. (a)                         23,000       400
  Westport Resources Corp. (a)                           7,700       160
                                                                  ------
                                                                   2,836
                                                                  ------

The Notes to Financial Statements are an integral part of these statements.

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                             NUMBER OF      VALUE
                                                                SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS continued
PHARMACEUTICALS-7.6%
  AdvancePCS (a)                                                35,000    $   777
  Atrix Laboratories, Inc. (a)                                  30,000        460
  Medicis Pharmaceutical Corp. Class A (a)                      21,000      1,043
  Omnicare, Inc.                                                52,000      1,239
  Pharmaceutical Resources, Inc. (a)                            25,000        745
  VCA Antech, Inc. (a)                                          38,300        575
                                                                          -------
                                                                            4,839
                                                                          -------
RETAIL-1.2%
  Advanced Auto Parts, Inc. (a)                                 15,000        734
                                                                          -------
SEMICONDUCTORS-2.8%
  ASM International NV (a)                                      50,000        645
  LTX Corp. (a)                                                 24,000        145
  Photronics, Inc. (a)                                          55,000        754
  Skyworks Solutions, Inc. (a)                                  30,000        259
                                                                          -------
                                                                            1,803
                                                                          -------
SERVICES-13.7%
  Alliance Data Systems Corp. (a)                               40,000        709
  Arbitron, Inc. (a)                                            26,000        871
  Career Education Corp. (a)                                    10,000        400
  ChoicePoint, Inc. (a)                                         15,000        592
  Corporate Executive Board Co. (a)                             40,000      1,277
  Education Management Corp. (a)                                30,000      1,128
  First Health Group Corp. (a)                                  37,000        901
  Management Network Group, Inc. (a)                            16,300         24
  Pre-Paid Legal Services, Inc. (a)                              8,100        212
  Rent-A-Center, Inc. (a)                                       21,000      1,049
  Ritchie Bros. Auctioneers, Inc. (a)                           17,000        550
  SOURCECORP, Inc. (a)                                           8,000        149
  Valassis Communications, Inc. (a)                             30,000        883
                                                                          -------
                                                                            8,745
                                                                          -------
SOFTWARE-10.1%
  Business Objects SA, ADR (a)                                  26,000        390
  Certegy, Inc. (a)                                             15,000        368
  Cognos, Inc. (a)                                              25,000        586
  Documentum, Inc. (a)                                          19,500        305
  Fair Isaac & Co.                                              12,000        512
  Global Payments, Inc.                                         20,000        640
  Informatica Corp. (a)                                         84,000        484
  Lawson Software, Inc. (a)                                     55,000        316
  National Instruments Corp. (a)                                18,000        586
  NDCHealth Corp.                                               42,000        836
  Precise Software Solutions Ltd. (a)                           28,200        466
  ProQuest Co. (a)                                              42,000        823
  webMethods, Inc. (a)                                          11,500         94
                                                                          -------
                                                                            6,406
                                                                          -------
STORAGE/WAREHOUSING-0.2%
  Mobile Mini, Inc. (a)                                          8,000        125
                                                                          -------
TELECOMMUNICATIONS-1.6%
  Plantronics, Inc. (a)                                         39,000        590
  West Corp. (a)                                                27,200        452
                                                                          -------
                                                                            1,042
                                                                          -------
TRANSPORTATION-1.8%
  P.A.M. Transportation Services, Inc. (a)                      31,500        794
  Pacer International, Inc. (a)                                 25,000        333
                                                                          -------
                                                                            1,127
                                                                          -------
TOTAL COMMON STOCKS
  (Cost $60,274)                                                           58,636
                                                                          -------
SHORT-TERM OBLIGATION-11.0%

MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $7,047)                                            7,047,915      7,048
                                                                          -------
TOTAL INVESTMENTS IN SECURITIES-103.0%
  (Total Cost $67,321) (b)                                                 65,684
  Liabilities in excess of Cash and Other Assets - (3.0)%                  (1,933)
                                                                          -------
NET ASSETS-100.0%                                                         $63,751
                                                                          =======

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At December 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $67,898,392, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                 $ 2,770,899

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                  (4,985,377)
                                                                      -----------
  Unrealized depreciation - net                                       $(2,214,478)
                                                                      ===========
  (c) As of December 31, 2002, the components of
  distributable earnings (excluding unrealized
  appreciation/(depreciation) disclosed above) on a tax
  basis consisted of the following:

  Capital loss carryforward
   expiring 2009                                                      $ 1,413,051
   expiring 2010                                                        2,191,996
                                                                      -----------
                                                                      $ 3,605,047
                                                                      ===========

The Notes to Financial Statements are an integral part of these statements.

Small Cap Value/Berger[RegTM] Fund

INVESTMENTS IN SECURITIES
December 31, 2002

                                          NUMBER OF     VALUE
                                             SHARES      (000)
--------------------------------------------------------------
COMMON STOCKS-85.7%
APPAREL-1.5%
  Wolverine World Wide, Inc.                 35,000     $  529
                                                        ------
AUTOMOBILE-1.2%
  Wabash National Corp. (a)                  50,000        419
                                                        ------
BANKING-9.2%
  Community Bank System, Inc.                20,000        627
  Downey Financial Corp.                      9,980        389
  FNB Corp.                                  28,000        771
  Greater Bay Bancorp.                       45,000        778
  Seacoast Financial Services Corp.          20,000        400
  Waypoint Financial Corp.                   20,000        356
                                                        ------
                                                         3,321
                                                        ------
BUILDING MATERIALS-1.0%
  Texas Industries, Inc.                     15,000        365
                                                        ------
CHEMICALS-0.2%
  Schulman (A), Inc.                          3,500         65
                                                        ------
COMMERCIAL SERVICES-1.2%
  DeVry, Inc. (a)                             9,000        149
  Spherion Corp. (a)                         45,000        301
                                                        ------
                                                           450
                                                        ------
COMPUTERS-3.4%
  Advanced Digital Information Corp. (a)     44,500        299
  Covansys Corp. (a)                         70,000        263
  Infocus Corp. (a)                          45,000        277
  Silicon Storage Technology, Inc. (a)       97,000        392
                                                        ------
                                                         1,231
                                                        ------
ELECTRIC-1.2%
  Black Hills Corp.                          16,940        449
                                                        ------
ELECTRONICS-1.7%
  Mettler-Toledo International, Inc. (a)     19,000        609
                                                        ------
ENGINEERING & CONSTRUCTION-1.4%
  Dycom Industries, Inc. (a)                 38,000        504
                                                        ------
FOREST PRODUCTS-1.9%
  Rayonier, Inc.                             15,000        679
                                                        ------
HEALTH CARE-3.4%
  Invacare Corp.                             13,500        450
  Province Healthcare Co. (a)                80,000        778
                                                        ------
                                                         1,228
                                                        ------
HOME BUILDERS-2.1%
  Standard-Pacific Corp.                     30,000        743
                                                        ------
HOME FURNISHINGS-1.3%
  La-Z-Boy, Inc.                             20,000        480
                                                        ------
INSURANCE-2.2%
  Horace Mann Educators Corp.                52,000        797
                                                        ------
INTERNET-2.4%
  Openwave Systems, Inc. (a)                190,000        380
  SonicWall, Inc. (a)                        45,000        163
  webMethods, Inc. (a)                       40,000        328
                                                        ------
                                                           871
                                                        ------
MACHINERY-9.8%
  Briggs & Stratton Corp.                    21,000        892
  Global Power Equipment Group, Inc. (a)    125,000        616
  Joy Global, Inc. (a)                       60,000        676
  Manitowoc, Inc.                            36,000        918
  Tecumseh Products Co., Class A              9,680        427
                                                        ------
                                                         3,529
                                                        ------
METAL FABRICATE/HARDWARE-2.8%
  Kaydon Corp.                               32,000        679
  Maverick Tube Corporation (a)              24,000        313
                                                        ------
                                                           992
                                                        ------
MISCELLANEOUS-5.6%
  Federal Signal Corp.                       45,000        874
  Harsco Corp.                               16,000        510
  Trinity Industries, Inc. (a)               33,000        626
                                                        ------
                                                         2,010
                                                        ------
OIL & GAS-9.9%
  Cimarex Energy Co. (a)                     40,000        716
  Key Energy Services, Inc. (a)              84,000        753
  Newfield Exploration Company (a)           11,000        396
  Noble Energy, Inc.                         12,000        451
  Stone Energy Corp. (a)                     22,000        734
  Brown (Tom), Inc. (a)                      20,000        502
                                                        ------
                                                         3,552
                                                        ------
REAL ESTATE INVESTMENT TRUST-7.9%
  Alexandria Real Estate Equities, Inc.      15,000        639
  Equity One, Inc.                           48,000        641
  Home Properties of NY, Inc.                34,000      1,171
  Parkway Properties, Inc.                   11,000        386
                                                        ------
                                                         2,837
                                                        ------
RETAIL-1.9%
  Casey's General Stores, Inc.               55,000        672
                                                        ------

The Notes to Financial Statements are an integral part of these statements.

Small Cap Value/Berger[RegTM] Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                             NUMBER OF      VALUE
                                                                SHARES       (000)
---------------------------------------------------------------------------------
COMMON STOCKS continued
SEMICONDUCTORS-1.2%
  Asyst Technologies, Inc. (a)                                  36,000    $   265
  Integrated Silicon Solution, Inc. (a)                         39,450        172
                                                                          -------
                                                                              437
                                                                          -------
SOFTWARE-3.7%
  Filenet Corp. (a)                                             36,000        439
  Informatica Corp. (a)                                         85,000        490
  Micromuse, Inc. (a)                                          110,000        420
                                                                          -------
                                                                            1,349
                                                                          -------
TELECOMMUNICATIONS-3.1%
  C-Cor. net Corp. (a)                                          45,020        149
  Foundary Networks, Inc. (a)                                   28,000        197
  Newport Corp. (a)                                             27,000        339
  Remec, Inc. (a)                                               40,000        154
  Stratex Networks, Inc. (a)                                   120,000        265
                                                                          -------
                                                                            1,104
                                                                          -------
TRANSPORTATION-2.4%
  Airborne, Inc.                                                24,500        363
  CNF, Inc.                                                     15,000        499
                                                                          -------
                                                                              862
                                                                          -------
TRUCKING & LEASING-2.1%
  GATX Corp.                                                    33,000        753
                                                                          -------
TOTAL COMMON STOCKS
  (Cost $32,378)                                                           30,837
                                                                          -------
SHORT-TERM OBLIGATION-17.3%

MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $6,221)                                            6,220,881      6,221
                                                                          -------
TOTAL INVESTMENTS IN SECURITIES-103.0%
  (Total Cost $38,599) (b)                                                 37,058
  Liabilities in excess of Cash and Other Assets - (3.0)%                  (1,081)
                                                                          -------
NET ASSETS-100.0%                                                         $35,977
                                                                          =======

NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  Tax Information

  (b) At December 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $39,015,762, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                 $ 1,390,290

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                  (3,348,290)
                                                                      -----------
  Unrealized depreciation - net                                       $(1,958,000)
                                                                      ===========
  (c) As of December 31, 2002, the components of
  distributable earnings (excluding unrealized
  appreciation/(depreciation) disclosed above) on a tax
  basis consisted of the following:

  Undistributed ordinary income                                       $    60,036

  Capital loss carryforward
   expiring 2010                                                      $   137,402

     The Notes to Financial Statements are an integral part of these statements.

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES
December 31, 2002

                                       NUMBER OF     VALUE
                                          SHARES      (000)
----------------------------------------------------------
COMMON STOCKS-97.3%
AUSTRALIA-3.0%
  Foster's Group Ltd.                     19,510    $   49
  National Australia Bank Ltd.             4,520        81
  News Corp.                               9,602        62
  Westpac Banking Corp.                    9,750        75
                                                    ------
                                                       267
                                                    ------
FINLAND-1.1%
  Nokia Oyj                                6,253        99
                                                    ------
FRANCE-8.5%
  Aventis SA                               4,325       235
  AXA                                      7,695       103
  LaFarge SA                               1,170        88
  Total Fin Elf SA                         2,261       323
                                                    ------
                                                       749
                                                    ------
GERMANY-6.0%
  Allianz AG                                 466        44
  Bayer AG                                 4,210        90
  Bayerische Motoren Werke AG              4,604       140
  Deutsche Bank AG                         1,241        57
  E. On AG                                 4,650       187
                                                    ------
                                                       518
                                                    ------
HONG KONG-2.7%
  Cheung Kong Holdings Ltd.               11,000        72
  Hong Kong Electric Holdings Ltd.        10,000        38
  Petrochina Co. Ltd.                    368,000        73
  Sun Hung Kai Properties Ltd.             9,000        53
                                                    ------
                                                       236
                                                    ------
ITALY-4.2%
  ENI S.p.A.                              13,963       222
  Telecom Italia S.p.A.                   19,560       148
                                                    ------
                                                       370
                                                    ------
JAPAN-13.3%
  Acom Co. (a)                             1,130        37
  Canon, Inc. (a)                          8,000       301
  Fuji Photo Film Ltd. (a)                 4,000       130
  Honda Motor Co. (a)                      3,400       126
  Hoya Corp.                               1,600       112
  Nintendo Co. (a)                         1,000        93
  NTT DoCoMo, Inc. (a)                        34        63
  Rohm Co. (a)                               600        76
  SMC Corp. (a)                              300        28
  Sony Corp.                               1,200        50
  Takeda Chemical Industries Ltd. (a)      3,800       159
                                                    ------
                                                     1,175
                                                    ------
KOREA-2.2%
  Kookmin Bank (a)                         1,400        49
  POSCO (a)                                1,550        38
  Samsung Electronics Co. Ltd. GDR           806       108
                                                    ------
                                                       195
                                                    ------
NETHERLANDS-10.2%
  ABN-Amro Holdings NV                    10,756       176
  Ahold (Kon) NV                           8,445       107
  Heineken NV                              1,722        67
  ING Groep NV                            13,279       225
  Philips Electronics NV                   7,969       140
  Reed Elsevier NV                         8,039        98
  TPG NV                                   3,000        49
  VNU NV                                   1,535        40
                                                    ------
                                                       902
                                                    ------
SPAIN-3.3%
  Banco Santander Central                 21,776       149
  Telefonica SA (a)                       15,976       143
                                                    ------
                                                       292
                                                    ------
SWITZERLAND-12.6%
  Nestle SA                                1,613       342
  Novartis AG                              4,899       179
  Roche Holdings AG-Genuss                 2,306       161
  Swiss Reinsurance                        2,890       190
  UBS AG                                   4,830       235
                                                    ------
                                                     1,107
                                                    ------
UNITED KINGDOM-30.2%
  3I Group PLC                             4,210        38
  Barclays PLC                            36,170       224
  Boots Co. PLC                            4,203        40
  BP PLC                                  21,492       148
  British American Tobacco PLC            10,705       107
  Cadbury Schweppes PLC                   15,353        96
  Compass Group PLC                       15,723        83
  CRH Finance PLC                          3,569        44
  Diageo PLC                              20,984       228
  Glaxosmithkline PLC                     13,176       253
  Hilton Group PLC                        17,126        46
  HSBC Holdings                           12,833       142
  Kingfisher PLC                          11,772        42

The Notes to Financial Statements are an integral part of these statements.

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                 NUMBER OF    VALUE
                                                    SHARES     (000)
-------------------------------------------------------------------
COMMON STOCKS continued
UNITED KINGDOM continued
  Lloyds TSB Group PLC                              27,774   $  199
  Prudential PLC                                    14,831      105
  Shell Transport and Trading Co.                   34,631      228
  Smiths Group PLC                                   2,853       32
  Tesco PLC                                         27,398       86
  Unilever PLC                                      23,028      219
  Vodafone Group PLC                               113,192      206
  Wolseley PLC                                       5,260       44
  WPP Group                                          7,000       53
                                                             ------
                                                              2,663
                                                             ------
TOTAL COMMON STOCKS
  (Cost $10,593)                                              8,573
                                                             ------
SHORT-TERM OBLIGATION-1.7%

MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $150)                                    149,671      150
                                                             ------
TOTAL INVESTMENT IN SECURITIES-99.0%
  (Total Cost $10,743) (c)                                    8,723
  Cash and Other Assets Less Liabilities - 1.0%                  83
                                                             ------
NET ASSETS-100.0%                                            $8,806
                                                             ======

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

  (a) Non-income producing security.

  (b) A summary of outstanding forward currency contracts, as of December 31
  2002, is as follows:

                                                             Net
                                                          Unrealized
Settlement     Deliver/       Units of     Contract      Appreciation
Date           Receive        Currency       Value      (Depreciation)
------------   ----------   -----------   ----------   ---------------
  Sells
  01/16/03         Yen      6,626,000     $ 53,771        $ (2,057)
  01/28/03         Yen      8,077,000       65,190          (2,895)
                                          --------        --------
                                          $118,961        $ (4,952)
                                          ========        ========

  Tax Information

  (c) At December 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $11,154,494, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                $   190,755

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                 (2,620,900)
                                                                     -----------
  Unrealized depreciation - net                                      $(2,430,145)
                                                                     ===========
  (d) As of December 31, 2002, the components of
  distributable earnings (excluding unrealized
  appreciation/(depreciation) disclosed above) on a tax
  basis consisted of the following:

  Undistributed ordinary income                                      $     2,040

  Capital loss carryforward
   expiring 2008                                                     $   129,744
   expiring 2009                                                         597,403
   expiring 2010                                                       1,509,282
                                                                     -----------
                                                                     $ 2,236,429
                                                                     ===========

     The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES
December 31, 2002

                                                            PRINCIPAL      VALUE
                                                                (000)       (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS-84.2%
BASIC MATERIALS-1.2%
  Codelco, Inc., 6.38%, 2012 144A                          $      180     $  189
  Eastman Chemical Co., 7.00%, 2012                                50         56
  International Paper Co., 5.85%, 2012 144A                        55         58
  Sappi Papier Holding AG, 6.75%, 2012 144A                       325        356
  Stora Enso Oyj, 7.38%, 2011                                     315        365
  UPM Kymmene Corp., 5.63%, 2014 144A                             150        156
  Weyerhaeuser Co., 5.25%, 2009                                   110        111
                                                                          ------
                                                                           1,291
                                                                          ------
CONSUMER & RETAIL-2.2%
  Ahold Finance USA, Inc., 8.25%, 2010                            150        165
  Campbell Soup Co., 5.88%, 2008                                  130        144
  Dana Corp. 6.25%, 2004                                           80         79
  Ford Motor Co., 6.38%, 2029                                     120         93
  Fosters Financial Corp., 6.88%, 2011 144A                       205        233
  Heinz (H.J.) Co., 6.38%, 2028                                    20         21
  Heinz (H.J.) Finance Co., 6.75%, 2032 144A                      185        204
  Kellogg Co., 7.45%, 2031                                        235        286
  Kroger Co., 7.50%, 2031                                         230        257
  Safeway, Inc.,
    5.80%, 2012                                                   130        136
    7.25%, 2031                                                    80         90
  Sears Roebuck Acceptance Corp., 7.00%, 2032                      50         42
  Supervalu, Inc., 7.50%, 2012                                    130        140
  Toys "R" Us, Inc., 7.63%, 2011                                  100         99
  VFB LLC, 10.25%, 2009 (a)                                     1,950        334
                                                                          ------
                                                                           2,323
                                                                          ------
COMMUNICATIONS & MEDIA-6.2%
  AOL Time Warner, Inc.,
    6.75%, 2011                                                    10         10
    7.63%, 2031                                                    65         67
  AT&T Corp., 8.00%, 2031                                          70         77
  AT&T Wireless, 8.13%, 2012                                       30         30
  British Telecommunications PLC,
    8.63% (coupon change based on rating), 2030                   700        892
  Clear Channel Communication, 6.00%, 2006                         65         69
  Deutsche Telekom International Finance BV,
    8.25% (coupon change based on rating), 2030                   365        422
  France Telecom SA, 7.75%
    (coupon change based on rating), 2011                         695        804
  Koninklijke KPN, NV, 8.00%, 2010                                955      1,118
  Lenfest Communications, Inc., 8.25%, 2008                       420        441
  News America, Inc., 6.75%, 2038                                  35         36
  News America Holdings, Inc., 7.75%, 2045                        315        310
  Pearson PLC, 7.00%, 2011 144A                                    90        102
  Qwest Capital Funding, Inc., 7.00%, 2009                         35         22
  Sprint Capital Corp.,
    6.13%, 2008                                                    90         82
    8.38%, 2012                                                    15         15
    6.88%, 2028                                                   185        149
  Tele Communications, Inc.,
    9.80%, 2012                                                   330        397
    7.88%, 2013                                                   310        340
  Time Warner, Inc.,
    8.18%, 2007                                                   510        560
    7.57%, 2024                                                   200        201
  TPSA Finance, 7.75%, 2008 144A                                  125        127
  US West Capital Funding, Inc., 6.50%, 2018                       20         11
  Verizon Florida, Inc., 6.13%, 2013                              120        129
  WorldCom, Inc., 8.25%, 2031 (a)                                 205         48
                                                                          ------
                                                                           6,459
                                                                          ------
FINANCIAL-11.3%
  American Express Credit, Ser.1999-1A, 5.60%, 2006               850        893
  Amvescap PLC, 5.90%, 2007                                       245        260
  Bank of America Corp., 7.80%, 2010                               40         47
  BankBoston Capital Trust, 8.25%, 2026                           150        158
  Boeing Capital Corp., 5.80%, 2013                               175        177
  CIT Group, Inc.,
    6.50%, 2006                                                   160        168
    6.88%, 2009                                                    60         64
  Citigroup, Inc.,
    7.25%, 2010                                                   210        244
    5.63%, 2012                                                   400        421
  Countrywide Home Loans, Inc., 5.50%, 2007                        90         94
  Credit Suisse First Boston Mortgage Securities Corp.,
    4.63%, 2008                                                   110        112
    Interest Only, 7.50%, 2032                                    700         92
    Interest Only, 8.00%, 2032                                    950        131
  Deere (John) Capital Corp., 7.00%, 2012                         220        255
  Den Norske Bank, Step Coupon
    (7.73% to 6/29/11) perpetual 144A                             445        504
  First Union Capital, 7.94%, 2027                                 90         98
  Ford Motor Credit Co.,
    6.88%, 2006                                                   520        521
    7.38%, 2009                                                   355        352
    7.38%, 2011                                                   300        292

The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                          PRINCIPAL     VALUE
                                                               (000)     (000)
-----------------------------------------------------------------------------
LONG-TERM BONDS continued
FINANCIAL continued
  General Motors Acceptance Corp.,
    6.13%, 2006                                          $      170    $  173
    6.88%, 2011                                                 820       818
    7.00%, 2012                                                 135       135
  Golden West Financial Corp.,
    4.13%, 2007                                                 180       185
    4.75%, 2012                                                 165       166
  Goldman Sachs Group, Inc., 6.88%, 2011                        370       413
  Household Finance Corp.,
    6.38%, 2011                                                 190       199
    6.38%, 2012                                                 185       193
  International Lease Finance Corp., 6.38%, 2009                185       198
  Korea Development Bank,
    4.25%, 2007                                                  80        81
    5.50%, 2012                                                  70        73
  Kyivstar GSM, 12.75%, 2005 144A                               150       150
  Lehman Brothers Holdings, Inc., 6.63%, 2012                   230       255
  Manufacturers & Traders Trust Co., 8.00%, 2010                125       151
  Marshall & Isley Bank, 5.25%, 2012                             90        93
  Morgan (J.P.) Co., 6.00%, 2009                                195       205
  Morgan Stanley Group, Inc., 6.75%, 2011                       260       289
  National Rural Utilities Cooperative Finance Corp.,
    5.75%, 2009                                                 100       107
  NB Capital Trust, 8.25%, 2027                                 145       167
  North Fork Bancorp, Inc., 5.88%, 2012 144A                    250       267
  Old Kent Bank, Step Coupon
    (7.75%, to 8/10/05), 2010                                   410       460
  Oncor Electric Delivery Co., 7.25%, 2033 144A                 180       183
  Prudential Funding LLC, 6.60%, 2008                           140       155
  Residential Asset Mortgage Products, Inc.
    Interest Only, 5.75%, 2005                                2,030       147
  Royal Bank of Scotland Group PLC,
  Step Coupon (7.65%, to 9/30/31), perpetual                    425       492
  Santander Financial Issuances,
    6.80%, 2005                                                  80        85
    6.38%, 2011                                                 180       176
  Standard Chartered Bank, 8.00%, 2031 144A                     315       363
  Union Planters Corp., 6.75%, 2005                             270       297
  Zions Bancorp., Step Coupon
    (6.50%, 10/15/2006), 2011                                   275       290
                                                                       ------
                                                                       11,849
                                                                       ------
FOREIGN GOVERNMENT-1.9%
  Quebec (Province of Canada),
    5.50%, 2006                                                 525       560
    5.00%, 2009                                                  40        43
    7.50%, 2023                                                 650       793
  Russian Federation, Step Coupon (5.00% to 3/31/07),
    2030 144A                                                   380       301
  United Mexican States, 8.30%, 2031                            250       264
                                                                       ------
                                                                        1,961
                                                                       ------
INDUSTRIAL-2.5%
  Allied Waste North America, Inc., 7.88%, 2009                 150       148
  BAE Systems Holdings, 6.40%, 2011 144A                        510       530
  ITT Corp., 7.40%, 2025                                        505       539
  Lockheed Martin Corp.,
    8.20%, 2009                                                 680       840
    8.50%, 2029                                                 210       282
  Systems 2001 Asset Trust LLC, 7.16%, 2011 144A                240       256
                                                                       ------
                                                                        2,595
                                                                       ------
INSURANCE-0.6%
  AXA SA, 8.60%, 2030                                           225       257
  Progressive Corp., 6.25%, 2032                                100       103
  XL Capital Europe PLC, 6.50%, 2012                            220       238
                                                                       ------
                                                                          598
                                                                       ------
OIL & GAS-1.9%
  Amerada Hess Corp., 7.30%, 2031                               120       130
  Conoco Funding Co., 6.35%, 2011                               795       888
  El Paso Corp., 7.00%, 2011                                     35        24
  Occidental Petroleum Corp., 7.65%, 2006                       445       504
  Petroleos Mexicanos, 9.50%, 2027                              285       319
  USX Corp., 8.13%, 2023                                        115       131
                                                                       ------
                                                                        1,996
                                                                       ------
PHARMACEUTICALS-0.4%
  Lilly (Eli) & Co., 6.77%, 2036                                420       470
                                                                       ------
TRANSPORTATION-1.8%
  Burlington Northern Santa Fe, 6.75%, 2029                     210       229
  Continental Airlines, Inc.,
    6.90%, 2018                                                 218       191
    6.55%, 2020                                                   9         8
  Federal Express Corp., 7.60%, 2097                            115       124
  Laidlaw, Inc., 7.88%, 2005 (a)                                225       107
  Norfolk Southern Corp., 7.70%, 2017                           350       428

     The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                        PRINCIPAL        VALUE
                                                             (000)        (000)
------------------------------------------------------------------------------
LONG-TERM BONDS continued
TRANSPORTATION continued
  Union Pacific Corp.,
    7.60%, 2005                                       $       300     $    334
    5.75%, 2007                                               230          252
    6.13%, 2012                                               220          241
                                                                      --------
                                                                         1,914
                                                                      --------
UTILITIES-1.6%
  AES Drax Energy Ltd., 11.50%, 2010                          330            4
  Carolina Power & Light Co., 6.50%, 2012                     110          121
  Detroit Edison Co.,
    6.13%, 2010                                               240          264
    6.35%, 2032                                                30           32
  First Energy Corp.,
    5.50%, 2006                                               255          256
    6.45%, 2011                                               245          244
    7.38%, 2031                                                75           73
  Niagara Mohawk Power Co., 7.38%, 2003                        85           87
  Nisource Finance Corp., 7.88%, 2010                         170          187
  Pinnacle Partners, 8.83%, 2004 144A                         160          151
  Progress Energy, Inc.,
    7.10%, 2011                                                55           61
    7.00%, 2031                                               160          167
                                                                      --------
                                                                         1,647
                                                                      --------
U.S. GOVERNMENT & AGENCIES-52.6%
  Fannie Mae,
    Interest Only 7.80%, 2017                               8,326          174
    5.25%, 2006                                             2,310        2,517
    6.00%, 2029                                             2,684        2,786
    6.25%, 2029                                               435          484
    8.00%, 2030                                             1,029        1,110
    7.00%, 2031                                             1,552        1,641
    8.00%, 2031                                               462          497
    6.50%, 2032                                            10,113       10,534
    7.00%, 2032                                             6,624        6,999
  Financing Corp.,
    Principal Strips from
    9.60%, 2018                                             3,040        1,249
    9.90%, 2018                                               880          363
    10.00%, 2018                                              490          210
    8.60%, 2019                                               495          193
    9.65%, 2019                                               415          168
    9.70%, 2019                                               740          298
  Freddie Mac,
    6.63%, 2009                                               905        1,062
    6.88%, 2010                                             1,450        1,729
    6.00%, 2017                                             2,005        2,098
    6.50%, 2017                                             1,048        1,106
    6.75%, 2031                                               720          861
    6.00%, 2032                                             2,376        2,460
    7.50%, 2032                                             2,310        2,456
  Ginnie Mae,
    6.50%, 2031                                               776          815
    6.50%, 2032                                               972        1,021
  U.S. Treasury Bond, 6.00%, 2026                             465          533
  U.S. Treasury Notes,
    6.25%, 2003                                               150          151
    7.88%, 2004                                             1,910        2,133
    4.63%, 2006                                             7,560        8,154
    6.00%, 2009                                               740          860
    5.00%, 2011                                               445          489
                                                                      --------
                                                                        55,151
                                                                      --------
TOTAL LONG-TERM BONDS
  (Cost $84,562)                                                        88,254
                                                                      --------

                                                        NUMBER OF
                                                           SHARES
                                                        ---------
PREFERRED STOCK-1.6%
COMMUNICATIONS & MEDIA-0.4%
  Centaur Funding Corp., 9.08% 144A                           500          493
                                                                      --------
FINANCIAL-1.2%
  Golden State Bancorp, 9.13%                              19,670          512
  IBJ Preferred Capital Co. LLC,
    Step Coupon (8.79% to 6/30/08) 144A                       520          440
  Natexis AMBS Co. LLC,
    Step Coupon (8.44% to 6/30/08) perpetual, 144A            220          256
                                                                      --------
                                                                         1,208
                                                                      --------
TOTAL PREFERRED STOCK
  (Cost $1,705)                                                          1,701
                                                                      --------
SHORT-TERM OBLIGATIONS-13.5%
MONEY MARKET FUND-13.4%
  CIGNA Funds Group - Money Market Fund                14,038,903       14,039
                                                                      --------

The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2002

                                                       PRINCIPAL        VALUE
                                                            (000)        (000)
-----------------------------------------------------------------------------
U.S. GOVERNMENT-0.1%
  U.S. Treasury Bill, (b)
    1.55%, 1/9/03                                            $50     $     50
    1.61%, 1/23/03                                            25           25
    1.47%, 1/30/03                                            25           25
                                                                     --------
                                                                          100
                                                                     --------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost - $14,139)                                                     14,139
                                                                     --------
TOTAL INVESTMENTS IN SECURITIES-99.3%
  (Total Cost $100,406)(d)                                            104,094
  Cash and Other Assets Less Liabilities-0.7%                             713
                                                                     --------
NET ASSETS-100.0%                                                    $104,807
                                                                     ========

NOTES TO INVESTMENTS IN SECURITIES

  (a) Indicates defaulted security.

  (b) Pledged as collateral for financial futures contracts. At December 31, 2002, the Fund was long 19, 2-year U.S. Treasury Notes and 3, 10-year Agency and was short 8, 5-year U.S. Treasury Notes, 13, 30-Year U.S. Treasury Bond and 32, 10-year U.S. Treasury Notes futures contracts, all expiring in March 2003. Net unrealized loss amounted to $126,297. Underlying face values of the long and short positions were $4,369,266 and ($5,872,438), respectively, and underlying market values were $4,422,969 and ($6,052,438), respectively.

  (c) A summary of outstanding forward currency contracts, as of December 31, 2002, is as follows:

                                                           Net Unrealized
Settlement     Forward        Foreign        Contract       Appreciation
Date           Contract       Currency        Value        (Depreciation)
------------   ----------   -----------   -------------   ---------------
  Sells
  01/13/03        EURO      1,450,000     $1,440,704         $  79,063
  Buys
  01/13/03        EURO      1,450,000     $1,443,352         $ (76,415)

  Tax Information

  (d) At December 31, 2002, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $100,854,171, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost               $4,052,895

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                 (813,261)
                                                                    ----------
  Unrealized appreciation - net                                     $3,239,634
                                                                    ==========
  (f) As of December 31, 2002, the components of
  distributable earnings (excluding unrealized
  appreciation/(depreciation) disclosed above) on a tax
  basis consisted of the following:

  Undistributed ordinary income                                     $  173,058

  Undistributed capital gains                                       $       --

  Capital loss carryforward
   expiring 2010                                                    $1,543,476

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002
(In Thousands)

                                                             Balanced          Large           Large
                                                               Fund         Cap Growth/     Cap Value/
                                                         (sub-advised by       Morgan         John A.
                                                            Wellington        Stanley       Levin & Co.
                                                           Management)          Fund           Fund
-------------------------------------------------------------------------------------------------------
Assets:
Investments in securities at value                          $13,224          $ 9,980         $16,515
Cash                                                             23               16              (A)
Foreign currency (Cost $67)                                      --               --              --
Interest and dividends receivable, net of
 withholding taxes                                               69               11              48
Receivable for investments sold                                  --              213               6
Receivable for fund shares sold                                  17                7              31
Swap contracts receivable                                        --               --              --
Futures variation margin receivable                              --               --              --
Receivable for forward currency contracts                        --               --              --
Receivable from investment adviser                                2                6              --
Prepaid expenses                                                 15               15              15
Investment for Trustees' deferred compensation plan              (A)              (A)             (A)
                                                            -------          -------         -------
 Total assets                                                13,350           10,248          16,615
                                                            -------          -------         -------
Liabilities:
Payable for investments purchased                               247              231             566
Payable for fund shares purchased                                 2               --              --
Payable for forward currency contracts                           --               --              --
Custodian fees payable                                            4                5               3
Audit and legal fees payable                                     15               15              15
Advisory fees payable                                            --               --              14
Administrative services fees payable                              8                8               9
Shareholder servicing and distribution fees payable
 to Distributor                                                   7                8              10
Deferred Trustees' fees payable                                  (A)              (A)             (A)
Other accrued expenses                                            2                2               2
                                                            -------          -------         -------
 Total liabilities                                              285              269             619
                                                            -------          -------         -------
Net Assets                                                  $13,065          $ 9,979         $15,996
                                                            =======          ========        =======
Components of Net Assets:
Paid-in capital                                             $15,381          $16,387         $21,137
Undistributed (overdistributed) net investment income            44                0             148
Accumulated net realized gain (loss) on investments          (1,808)          (5,950)         (1,481)
Net unrealized appreciation (depreciation)
 of investments, futures, forward contacts and
 swaps                                                         (552)            (458)         (3,808)
                                                            -------          --------        -------
Net Assets                                                  $13,065          $ 9,979         $15,996
                                                            =======          ========        =======
Net Assets
Institutional Class                                         $ 4,094          $ 2,528         $ 3,778
Premier Class                                                 4,429            3,140           5,780
Retail Class                                                  4,542            4,311           6,438
                                                            -------          --------        -------
                                                            $13,065          $ 9,979         $15,996
                                                            =======          ========        =======
Shares Outstanding
Institutional Class                                             487              469             510
Premier Class                                                   528              586             781
Retail Class                                                    543              811             874

Net Asset Value and Redemption Price per Share
Institutional Class                                         $  8.40          $  5.39         $  7.41
Premier Class                                               $  8.39          $  5.36         $  7.40
Retail Class                                                $  8.36          $  5.32         $  7.37
                                                            -------          --------        -------

Cost of Investments                                         $13,776          $10,438         $20,323
                                                            =======          ========        =======

                                                                                                      International   TimesSquare
                                                             S&P          Small           Small           Blend/         Core
                                                          500[RegTM]   Cap Growth/     Cap Value/        Bank of         Plus
                                                            Index      TimesSquare    Berger[RegTM]      Ireland         Bond
                                                             Fund          Fund           Fund             Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities at value                        $ 146,829     $65,684         $37,058         $ 8,723        $104,094
Cash                                                              1           1              (A)              1               1
Foreign currency (Cost $67)                                      --          --              --              68              --
Interest and dividends receivable, net of
 withholding taxes                                              218           6              42             251             929
Receivable for investments sold                                  --         133             395              --              --
Receivable for fund shares sold                                  25          64             282               7               3
Swap contracts receivable                                        --          --              --              --              25
Futures variation margin receivable                              34          --              --              --              13
Receivable for forward currency contracts                        --          --              --              --               3
Receivable from investment adviser                                5          --              --              21              --
Prepaid expenses                                                 14          11              14              15              15
Investment for Trustees' deferred compensation plan               5           1              (A)             (A)              2
                                                          ---------     --------        ----------      ----------     --------
 Total assets                                               147,131      65,900          37,791           8,860         105,085
                                                          ---------     --------        -------         --------       --------
Liabilities:
Payable for investments purchased                                --       2,064           1,726              --             154
Payable for fund shares purchased                                 2           2              16              --              --
Payable for forward currency contracts                           --          --              --               5              --
Custodian fees payable                                           12           7               5              16              10
Audit and legal fees payable                                     21          15              14              15              14
Advisory fees payable                                            --          35              22              --              60
Administrative services fees payable                             34          10              10               8              21
Shareholder servicing and distribution fees payable
 to Distributor                                                  26          10              18               8               4
Deferred Trustees' fees payable                                   5           1              (A)             (A)              2
Other accrued expenses                                           21           5               3               2              13
                                                          ---------     -------         -------         -------        --------
 Total liabilities                                              121       2,149           1,814              54             278
                                                          ---------     -------         -------         -------        --------
Net Assets                                                $ 147,010     $63,751         $35,977         $ 8,806        $104,807
                                                          =========     =======         =======         =======        ========
Components of Net Assets:
Paid-in capital                                           $ 197,194     $69,929         $38,148         $13,582        $103,227
Undistributed (overdistributed) net investment income            18          (1)             96              (1)           (236)
Accumulated net realized gain (loss) on investments         (16,466)     (4,540)           (726)         (2,754)         (1,747)
Net unrealized appreciation (depreciation)
 of investments, futures, forward contacts and
 swaps                                                      (33,736)     (1,637)         (1,541)         (2,021)          3,563
                                                          ---------     -------         -------         -------        --------
Net Assets                                                $ 147,010     $63,751         $35,977         $ 8,806        $104,807
                                                          =========     =======         =======         =======        ========
Net Assets
Institutional Class                                       $ 121,170     $51,762         $11,913         $ 2,855        $101,734
Premier Class                                                 2,561       5,482          10,934           4,059           1,186
Retail Class                                                 23,279       6,507          13,130           1,892           1,887
                                                          ---------     -------         -------         -------        --------
                                                          $ 147,010     $63,751         $35,977         $ 8,806        $104,807
                                                          =========     =======         =======         =======        ========
Shares Outstanding
Institutional Class                                          22,572       6,340           1,164             476           9,981
Premier Class                                                   476         675           1,073             676             117
Retail Class                                                  4,352         806           1,295             318             186

Net Asset Value and Redemption Price per Share
Institutional Class                                       $    5.37     $  8.16         $ 10.23         $  6.01        $  10.19
Premier Class                                             $    5.38     $  8.12         $ 10.19         $  6.00        $  10.16
Retail Class                                              $    5.35     $  8.07         $ 10.14         $  5.95        $  10.12
                                                          ---------     -------         -------         -------        --------

Cost of Investments                                       $ 180,336     $67,321         $38,599         $10,743        $100,406
                                                          =========     =======         =======         =======        ========

1 Including foreign tax reclaim receivable of $19 and cost of $16.
(A) Amount less than $1.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002
(In Thousands)

                                                  Balanced         Large         Large
                                                    Fund        Cap Growth/    Cap Value/
                                              (sub-advised by      Morgan       John A.
                                                 Wellington       Stanley     Levin & Co.
                                                Management)         Fund          Fund
-----------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes withheld)       $    171        $   104       $    321
 Interest                                             269             --             --
                                                 --------        -------       --------
                                                      440            104            321
Expenses:
 Investment advisory fees                              95             80            114
 Custodian fees and expenses                           53             61             36
 Administrative services fees                          23             22             24
 Registration fees                                     28             28             28
 Audit and legal fees                                  29             29             29
 Distribution fees
  Premier Class                                        --             --             --
  Retail Class                                         10             10             14
 Shareholder servicing fees
 Premier Class                                          9              7             12
 Retail Class                                           8              7             12
 Shareholder reports                                   --             --              1
 Other                                                  5              3              6
                                                 --------        -------       --------
   Total expenses                                     260            247            276
   Less expenses waived and reimbursed
    by Adviser or distributor                        (129)          (141)          (110)
                                                 --------        -------       --------
 Net expenses                                         131            106            166
                                                 --------        -------       --------
Net Investment Income (Loss)                          309             (2)           155
                                                 --------        -------       --------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
  Currency contracts                                   --             --             --
  Futures contracts                                    --             --             --
  Securities transactions                            (890)        (2,935)        (1,378)
                                                 --------        -------       --------
                                                     (890)        (2,935)        (1,378)
                                                 --------        -------       --------
 Net change in unrealized appreciation
  (depreciation):
  Currency contracts                                   --             --             --
  Futures contracts                                    --             --             --
  Swap contracts                                       --             --             --
  Investments                                        (913)          (383)        (3,838)
                                                 --------        -------       --------
                                                     (913)          (383)        (3,838)
                                                 --------        -------       --------
Net Realized and Unrealized Gain (Loss)
 on Investments                                    (1,803)        (3,318)        (5,216)
                                                 --------        -------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                       $ (1,494)       $(3,320)      $ (5,061)
                                                 ========        =======       ========

                                                                                           International   TimesSquare
                                                  S&P          Small           Small           Blend/         Core
                                               500[RegTM]   Cap Growth/     Cap Value/        Bank of         Plus
                                                 Index      TimesSquare    Berger[RegTM]      Ireland         Bond
                                                  Fund          Fund           Fund             Fund          Fund
----------------------------------------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes withheld)     $   2,509     $     71        $    436        $    202        $  348
 Interest                                             41           --              --              --         4,483
                                               ---------     --------        --------        --------        ------
                                                   2,550           71             436             202         4,831
Expenses:
 Investment advisory fees                            335          345             241              92           530
 Custodian fees and expenses                         154           69              58             123           118
 Administrative services fees                         79           25              26              21            51
 Registration fees                                    30           33              29              28            30
 Audit and legal fees                                 43           30              27              29            27
 Distribution fees
  Premier Class                                       --           --              --              --             2
  Retail Class                                        52           15              24               4             2
 Shareholder servicing fees
 Premier Class                                         6           11              18              11             1
 Retail Class                                         42           11              19               4             2
 Shareholder reports                                  32            4               4              --            21
 Other                                                25            9               5               4            12
                                               ---------     --------        --------        --------        ------
   Total expenses                                    798          552             451             316           796
   Less expenses waived and reimbursed
    by Adviser or distributor                       (323)        (140)           (124)           (202)         (348)
                                               ---------     --------        --------        --------        ------
 Net expenses                                        475          412             327             114           448
                                               ---------     --------        --------        --------        ------
Net Investment Income (Loss)                       2,075         (341)            109              88         4,383
                                               ---------     --------        --------        --------        ------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
  Currency contracts                                  --           --              --             (18)          167
  Futures contracts                               (5,205)          --              --              --           226
  Securities transactions                         (4,142)      (2,761)           (725)         (1,826)         (668)
                                               ---------     --------        --------        --------        ------
                                                  (9,347)      (2,761)           (725)         (1,844)         (275)
                                               ---------     --------        --------        --------        ------
 Net change in unrealized appreciation
  (depreciation):
  Currency contracts                                  --           --              --             (16)          (19)
  Futures contracts                                 (349)          --              --              --          (160)
  Swap contracts                                      --           --              --              --             1
  Investments                                    (33,301)      (2,920)         (3,305)           (121)        4,615
                                               ---------     --------        --------        --------        ------
                                                 (33,650)      (2,920)         (3,305)           (137)        4,437
                                               ---------     --------        --------        --------        ------
Net Realized and Unrealized Gain (Loss)
 on Investments                                  (42,997)      (5,681)         (4,030)         (1,981)        4,162
                                               ---------     --------        --------        --------        ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                     $ (40,922)    $ (6,022)       $ (3,921)       $ (1,893)       $8,545
                                               =========     ========        ========        ========        ======

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS
(In Thousands)

                                                       Balanced Fund
                                                      (sub-advised by         Large Cap Growth/
                                                   Wellington Management)    Morgan Stanley Fund
                                                  ------------------------ -----------------------
                                                     For the Year Ended      For the Year Ended
                                                        December 31,            December 31,
                                                  ------------------------ -----------------------
                                                      2002        2001         2002        2001
--------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                       $    309     $  289      $      (2)  $    (13)
Net realized gain (loss) on Investments                (890)      (871)        (2,935)    (2,278)
Net unrealized appreciation (depreciation) on
 Investments                                           (913)       350           (383)       730
                                                   --------    -------      ---------   --------
Net increase (decrease) from operations              (1,494)      (232)        (3,320)    (1,561)
                                                   --------    -------      ---------   --------
Dividends and Distributions:
 From net investment income
 Institutional Class                                   (112)      (103)            --         --
  Premier Class                                        (113)       (98)            --         --
  Retail Class                                         (107)       (66)            --         --
 From net realized capital gains
  Institutional Class                                    --         --             --         --
  Premier Class                                          --         --             --         --
  Retail Class                                           --         --             --         --
                                                   --------    -------      ---------   --------
Total dividends and distributions                      (332)      (267)            --         --
                                                   --------    -------      ---------   --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                        --          2            226         15
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions         112        103             --         --
                                                   --------    -------      ---------   --------
                                                        112        105            226         15
Cost of shares redeemed                                  --         (2)           (85)       (15)
                                                   --------    -------      ---------   --------
Total from Institutional Class                          112        103            141         --
                                                   --------    -------      ---------   --------
Premier Class
Net proceeds from sales of shares                       229        204            586        351
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions         113         98             --         --
                                                   --------    -------      ---------   --------
                                                        342        302            586        351
Cost of shares redeemed                                 (57)      (283)          (253)       (90)
                                                   --------    -------      ---------   --------
Total from Premier Class                                285         19            333        261
                                                   --------    -------      ---------   --------
Retail Class
Net proceeds from sales of shares                     2,075      1,959          3,062      1,602
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions         107         66             --         --
                                                   --------    -------      ---------   --------
                                                      2,182      2,025          3,062      1,602
Cost of shares redeemed                                (582)      (561)          (654)      (295)
                                                   --------    -------      ---------   --------
Total from Retail Class                               1,600      1,464          2,408      1,307
                                                   --------    -------      ---------   --------
Net increase from Fund share transactions             1,997      1,586          2,882      1,568
                                                   --------    -------      ---------   --------
Total Net Increase (Decrease) in Net Assets             171      1,087           (438)         7

Net Assets:
Beginning of period                                  12,894     11,807         10,417     10,410
                                                   --------    -------      ---------   --------
End of period*                                     $ 13,065    $12,894      $   9,979   $ 10,417
                                                   ========    =======      =========   ========
* Includes undistributed (overdistributed) net
  investment income of:                            $     44    $    49      $       0   $     --
                                                   ========    =======      =========   ========

                                                     Large Cap Value/
                                                    John A. Levin & Co.
                                                           Fund             S&P 500[RegTM] Index Fund
                                                  ----------------------- -----------------------------
                                                    For the Year Ended     For the Year Ended December
                                                       December 31,                    31,
                                                  ----------------------- -----------------------------
                                                      2002        2001         2002           2001
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                       $    155     $   126     $  2,075       $  2,417
Net realized gain (loss) on Investments              (1,378)       (103)      (9,347)        (5,838)
Net unrealized appreciation (depreciation) on
 Investments                                         (3,838)       (582)     (33,650)       (19,691)
                                                   --------     -------     --------       --------
Net increase (decrease) from operations              (5,061)       (559)     (40,922)       (23,112)
                                                   --------     -------     --------       --------
Dividends and Distributions:
 From net investment income
 Institutional Class                                    (40)        (73)      (1,832)        (2,622)
  Premier Class                                         (49)        (86)         (33)           (41)
  Retail Class                                          (44)        (52)        (260)          (258)
 From net realized capital gains
  Institutional Class                                    --          --           --             (A)
  Premier Class                                          --          --           --             (A)
  Retail Class                                           --          --           --             (A)
                                                   --------     -------     --------       --------
Total dividends and distributions                      (133)       (211)      (2,125)        (2,921)
                                                   --------     -------     --------       --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                       292          --          428             65
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          40          73        1,832          2,622
                                                   --------     -------     --------       --------
                                                        332          73        2,260          2,687
Cost of shares redeemed                                 (62)         --           (3)           (49)
                                                   --------     -------     --------       --------
Total from Institutional Class                          270          73        2,257          2,638
                                                   --------     -------     --------       --------
Premier Class
Net proceeds from sales of shares                     1,820       1,183        1,673          2,262
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          49          86           33             41
                                                   --------     -------     --------       --------
                                                      1,869       1,269        1,706          2,303
Cost of shares redeemed                                (752)       (106)        (918)          (396)
                                                   --------     -------     --------       --------
Total from Premier Class                              1,117       1,163          788          1,907
                                                   --------     -------     --------       --------
Retail Class
Net proceeds from sales of shares                     4,909       3,207       14,389         13,371
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          44          52          260            258
                                                   --------     -------     --------       --------
                                                      4,953       3,259       14,649         13,629
Cost of shares redeemed                              (1,128)       (653)      (4,502)        (3,254)
                                                   --------     -------     --------       --------
Total from Retail Class                               3,825       2,606       10,147         10,375
                                                   --------     -------     --------       --------
Net increase from Fund share transactions             5,212       3,842       13,192         14,920
                                                   --------     -------     --------       --------
Total Net Increase (Decrease) in Net Assets              18       3,072      (29,855)       (11,113)

Net Assets:
Beginning of period                                  15,978      12,906      176,865        187,978
                                                   --------     -------     --------       --------
End of period*                                     $ 15,996     $15,978     $147,010       $176,865
                                                   ========     =======     ========       ========
* Includes undistributed (overdistributed) net
  investment income of:                            $    148     $   126     $     18       $     71
                                                   ========     =======     ========       ========

(A) Amount less than $1.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS continued
(In Thousands)

                                                     Small Cap Growth/         Small Cap Value/
                                                      TimesSquare Fund        Berger[RegTM] Fund
                                                  ------------------------ -------------------------
                                                     For the Year Ended       For the Year Ended
                                                        December 31              December 31,
                                                  ------------------------ -------------------------
                                                      2002        2001          2002         2001
----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                       $   (341)   $     (150)   $   109      $    147
Net realized gain (loss) on Investments              (2,761)       (1,420)      (725)        2,498
Net unrealized appreciation (depreciation)
 on Investments                                      (2,920)          108     (3,305)          762
                                                   --------    ----------    -------      --------
Net increase (decrease) from operations              (6,022)       (1,462)    (3,921)        3,407
                                                   --------    ----------    -------      --------
Dividends and Distributions:
 From net investment income
 Institutional Class                                     --            --        (16)         (696)
  Premier Class                                          --            --         (8)         (787)
  Retail Class                                           --            --         --          (604)
 From net realized capital gains
  Institutional Class                                    --            --       (120)         (192)
  Premier Class                                          --            --       (114)         (221)
  Retail Class                                           --            --       (138)         (172)
                                                   --------    ----------    -------      --------
Total dividends and distributions                        --            --       (396)       (2,672)
                                                   --------    ----------    -------      --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                    46,629         4,667      5,805            --
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          --            --        136           888
                                                   --------    ----------    -------      --------
                                                     46,629         4,667      5,941           888
Cost of shares redeemed                                (731)      (11,094)       (9)            --
                                                   --------    ----------    -------      --------
Total from Institutional Class                       45,898        (6,427)     5,932           888
                                                   --------    ----------    -------      --------
Premier Class
Net proceeds from sales of shares                       600           470      4,582           730
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          --            --        122         1,008
                                                   --------    ----------    -------      --------
                                                        600           470      4,704         1,738
Cost of shares redeemed                                (290)         (139)      (598)         (143)
                                                   --------    ----------    -------      --------
Total from Premier Class                                310           331      4,106         1,595
                                                   --------    ----------    -------      --------
Retail Class
Net proceeds from sales of shares                     4,334         2,964     10,723         4,369
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions          --            --        138           776
                                                   --------    ----------    -------      --------
                                                      4,334         2,964     10,861         5,145
Cost of shares redeemed                              (1,472)         (800)    (2,035)         (896)
                                                   --------    ----------    -------      --------
Total from Retail Class                               2,862         2,164      8,826         4,249
                                                   --------    ----------    ---------    --------
Net increase from Fund share transactions            49,070        (3,932)    18,864         6,732
                                                   --------    ----------    -------      --------
Total Net Increase in Net Assets                     43,048        (5,394)    14,547         7,467

Net Assets:
Beginning of period                                  20,703        26,097     21,430        13,963
                                                   --------    ----------    -------      --------
End of period*                                     $ 63,751    $   20,703    $35,977      $ 21,430
                                                   ========    ==========    =======      ========
* Includes undistributed (overdistributed) net
  investment income of:                            $     (1)   $       (1)   $    96      $     34
                                                   ========    ==========    =======      ========

                                                   International Blend/            TimesSquare
                                                   Bank of Ireland Fund        Core Plus Bond Fund
                                                  ----------------------- -----------------------------
                                                    For the Year Ended         For the Year Ended
                                                       December 31,                December 31,
                                                  ----------------------- -----------------------------
                                                      2002        2001         2002           2001
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                       $      88   $      67     $ 4,383       $   5,041
Net realized gain (loss) on Investments               (1,844)       (677)       (275)          4,880
Net unrealized appreciation (depreciation)
 on Investments                                         (137)     (1,539)      4,437          (2,585)
                                                   ---------   ---------    --------       ---------
Net increase (decrease) from operations               (1,893)     (2,149)      8,545           7,336
                                                   ---------   ---------    --------       ---------
Dividends and Distributions:
 From net investment income
 Institutional Class                                     (32)        (37)     (5,963)         (9,506)
  Premier Class                                          (35)        (40)        (47)            (36)
  Retail Class                                           (13)        (10)        (60)            (61)
 From net realized capital gains
  Institutional Class                                     --          --         (64)           (589)
  Premier Class                                           --          --          (1)             (3)
  Retail Class                                            --          --          (1)             (6)
                                                   ---------   ---------    --------       ---------
Total dividends and distributions                        (80)        (87)     (6,136)        (10,201)
                                                   ---------   ---------    --------       ---------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                      1,271          --       4,176               2
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           32          37       6,027          10,095
                                                   ---------   ---------    --------       ---------
                                                       1,303          37      10,203          10,097
Cost of shares redeemed                               (1,252)         --      (1,656)             (2)
                                                   ---------   ---------    --------       ---------
Total from Institutional Class                            51          37       8,547          10,095
                                                   ---------   ---------    --------       ---------
Premier Class
Net proceeds from sales of shares                        707         835         882             340
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           35          40          48              39
                                                   ---------   ---------    --------       ---------
                                                         742         875         930             379
Cost of shares redeemed                                 (446)        (93)       (235)            (24)
                                                   ---------   ---------    --------       ---------
Total from Premier Class                                 296         782         695             355
                                                   ---------   ---------    --------       ---------
Retail Class
Net proceeds from sales of shares                      2,240         621       3,260             648
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           13          10          61              67
                                                   ---------   ---------    --------       ---------
                                                       2,253         631       3,321             715
Cost of shares redeemed                               (1,519)       (214)     (2,056)           (292)
                                                   ---------   ---------    --------       ---------
Total from Retail Class                                  734         417       1,265             423
                                                   ---------   ---------    --------       ---------
Net increase from Fund share transactions              1,081       1,236      10,507          10,873
                                                   ---------   ---------    --------       ---------
Total Net Increase in Net Assets                        (892)     (1,000)     12,916           8,008

Net Assets:
Beginning of period                                    9,698      10,698      91,891          83,883
                                                   ---------   ---------    --------       ---------
End of period*                                     $   8,806   $   9,698    $104,807       $  91,891
                                                   =========   =========    ========       =========
* Includes undistributed (overdistributed) net
  investment income of:                            $      (1)  $      10    $   (236)      $     567
                                                   =========   =========    ========       =========

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                 Balanced Fund (sub-advised by
                                                   Wellington Management)(1)
                                          --------------------------------------------
                                             For the Year/Period Ended December 31,
                                          --------------------------------------------
                                                2002        2001(e)         2000
--------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period         $   9.68       $ 10.07      $   10.00
Income from investment operations
Net investment income (loss)(d)                  0.24 (f)     0.24            0.27
Net realized and unrealized gain (loss)
 on investments                                 (1.28)       (0.41)           0.10
                                             --------       -------      ---------
Total from investment operations                (1.04)       (0.17)           0.37
                                             --------       -------      ---------
Less dividends and distributions:
Dividends from net investment income            (0.24)       (0.22)          (0.30)
                                             --------       -------      ---------
Total dividends and distributions               (0.24)       (0.22)          (0.30)
                                             --------       -------      ---------
Net asset value, end of period               $   8.40       $  9.68      $   10.07
                                             --------       -------      ---------
Total Return(a)                                (10.77)%      (1.67)%          3.66%(b)
Ratios to Average Net Assets
Gross expenses                                   1.78%        1.72%           1.76%(c)
Fees and expenses waived or borne by
 the Adviser or Distributor                      0.98%        0.92%           0.96%(c)
Net expenses                                     0.80%        0.80%           0.80%(c)
Net investment income (loss)(d)                  2.59%        2.49%           2.78%(c)
Portfolio Turnover                                 56%        104%              67%(b)
Net Assets, End of Period (000 omitted)      $  4,094       $4,585       $   4,663

                                                          Large Cap Growth/
                                                        Morgan Stanley Fund(1)
                                          -------------------------------------------------
                                               For the Year/Period Ended December 31,
                                          -------------------------------------------------
                                               2002           2001              2000
                                          ------------- --------------- -------------------
Per Share Operating Performance:
Net asset value, beginning of period        $    7.44      $   8.72        $     10.00
Income from investment operations
Net investment income (loss)(d)                  0.01            (A)(f)          (0.01)
Net realized and unrealized gain (loss)
 on investments                                 (2.06)        (1.28)             (1.27)
                                            ---------      --------        -----------
Total from investment operations                (2.05)        (1.28)             (1.28)
                                            ---------      --------        -----------
Less dividends and distributions:
Dividends from net investment income               --            --                 --
                                            ---------      --------        -----------
Total dividends and distributions                  --            --                 --
                                            ---------      --------        -----------
Net asset value, end of period              $    5.39      $   7.44        $      8.72
                                            ---------      --------        -----------
Total Return(a)                                (27.55)%      (14.68)%           (12.80)%(b)
Ratios to Average Net Assets
Gross expenses                                   2.18%         2.18%              1.79%(c)
Fees and expenses waived or borne by
 the Adviser or Distributor                      1.38%         1.38%              0.99%(c)
Net expenses                                     0.80%         0.80%              0.80%(c)
Net investment income (loss)(d)                  0.21%         0.06%             (0.11)%(c)
Portfolio Turnover                                149%           91%                75%(b)
Net Assets, End of Period (000 omitted)     $   2,528      $  3,347        $     3,926

                                                                           S&P 500[RegTM] Index Fund(2)
                                                      --------------------------------------------------------------------
                                                                         For the Year Ended December 31,
                                                      --------------------------------------------------------------------
                                                           2002          2001           2000         1999         1998
                                                      --------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                    $   7.01      $   8.11        $ 10.09      $  8.55      $  6.77
Income from investment operations
Net investment income(d)                                    0.08          0.12           0.14         0.11         0.08
Net realized and unrealized gain (loss)
 on investments                                            (1.64)        (1.10)         (0.98)        1.66         1.83
                                                        --------      --------        -------      --------     --------
Total from investment operations                           (1.56)        (0.98)         (0.84)        1.77         1.91
                                                        --------      --------        -------      --------     --------
Less dividends and distributions:
Dividends from net investment income                       (0.08)        (0.12)         (0.19)        (0.14)       (0.10)
Distributions from net realized capital gains                 --            (A)         (0.95)        (0.09)       (0.03)
                                                        --------      --------        -------      --------     --------
Total dividends and distributions                          (0.08)        (0.12)         (1.14)        (0.23)       (0.13)
                                                        --------      --------        -------      --------     --------
Net asset value, end of period                          $   5.37      $   7.01        $  8.11      $  10.09     $   8.55
                                                        ========      ========        =======      ========     ========
Total Return(a)                                           (22.21)%      (12.08)%        (9.24)%       20.66%       28.28%
Ratios to Average Net Assets
Gross expenses                                              0.44%         0.44%          0.38%         0.36%        0.43%
Fees and expenses waived or borne by
 the Adviser or Distributor                                 0.19%         0.19%          0.13%         0.01%        0.08%
Net expenses                                                0.25%         0.25%          0.25%         0.35%        0.35%
Net investment income(d)                                    1.35%         1.59%          1.46%         1.11%        1.27%
Portfolio Turnover                                             4%            2%             9%            3%           3%
Net Assets, End of Period (000 omitted)                 $121,170      $155,364        $176,707     $352,417     $291,265

(1) Commenced operations on January 20, 2000.
(2) All per share data for the S&P 500[RegTM] Index Fund's Institutional Class as of December 31, 2001 and earlier has been restated to reflect a 1.62 to 1 stock split effective August 15, 2001.
(A) Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS continued

                                                               Large Cap Value/
                                                          John A. Levin & Co. Fund(1)
                                                -----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                -----------------------------------------------
                                                     2002           2001             2000
                                                ------------- ---------------- ----------------
Per Share Operating Performance:
Net asset value, beginning of period              $   10.24      $   10.85        $   10.00
Income from investment operations
Net investment income (loss)(d)                        0.09           0.11 (f)         0.13
Net realized and unrealized gain (loss)
 on investments                                       (2.84)         (0.57)            1.28
                                                  ---------      ---------        ---------
Total from investment operations                      (2.75)         (0.46)            1.41
                                                  ---------      ---------        ---------
Less dividends and distributions:
Dividends from net investment income                  (0.08)         (0.15)           (0.56)
Distributions from net realized capital gains            --             --               --
Distributions from capital                               --             --               --
                                                  ---------      ---------        ---------
Total dividends and distributions                     (0.08)         (0.15)           (0.56)
                                                  ---------      ---------        ---------
Net asset value, end of period                    $    7.41      $   10.24        $   10.85
                                                  ---------      ---------        ---------
Total Return(a)                                      (26.85)%        (4.21)%          14.03%(b)
Ratios to Average Net Assets
Gross expenses                                         1.48%          1.47%            1.55%(c)
Fees and expenses waived or borne by
 the Adviser or Distributor                            0.68%          0.67%            0.75%(c)
Net expenses                                           0.80%          0.80%            0.80%(c)
Net investment income (loss)(d)                        1.17%          1.09%            1.05%(c)
Portfolio Turnover                                       44%            45%              62%(b)
Net Assets, End of Period (000 omitted)           $   3,778      $   4,915        $   5,130

                                                    Small Cap Growth/                              Small Cap Value/
                                                   TimesSquare Fund(2)                           Berger[RegTM] Fund(1)
                                       --------------------------------------------- -----------------------------------------------
                                         For the Year/Period Ended December 31             For the Year/Period Ended December 31,
                                       --------------------------------------------- -----------------------------------------------
                                            2002           2001           2000            2002             2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period     $   10.00      $  11.00      $    10.00       $   12.15        $   11.38      $   10.00
Income from investment operations
Net investment income (loss)(d)              (0.07)(f)     (0.06)          (0.01)           0.07 (f)         0.13 (f)       0.34
Net realized and unrealized gain (loss)
 on investments                              (1.77)        (0.94)           1.16           (1.87)            2.38           2.59
                                         ---------      --------      ----------       ---------        ---------      ---------
Total from investment operations             (1.84)        (1.00)           1.15           (1.80)            2.51           2.93
                                         ---------      --------      ----------       ---------        ---------      ---------
Less dividends and distributions:
Dividends from net investment income            --            --           (0.10)          (0.01)           (1.36)         (1.55)
Distributions from net realized
 capital gains                                  --            --              --           (0.11)           (0.38)            --
Distributions from capital                      --            --           (0.05)             --               --             --
                                         ---------      --------      ----------       ---------        ---------      ---------
Total dividends and distributions               --            --           (0.15)          (0.12)           (1.74)         (1.55)
                                         ---------      --------      ----------       ---------        ---------      ---------
Net asset value, end of period           $    8.16      $  10.00      $    11.00       $   10.23        $   12.15      $   11.38
                                         ---------      --------      ----------       ---------        ---------      ---------
Total Return(a)                             (18.40)%       (9.09)%         11.51%(b)      (14.80)%          21.78%         29.22%(b)
Ratios to Average Net Assets
Gross expenses                                1.45%         1.75%           1.81%(c)        1.54%            1.70%          1.98%(c)
Fees and expenses waived or borne by
 the Adviser or Distributor                   0.40%         0.70%           0.76%(c)        0.49%            0.65%          0.93%(c)
Net expenses                                  1.05%         1.05%           1.05%(c)        1.05%            1.05%          1.05%(c)
Net investment income (loss)(d)              (0.85)%       (0.66)%         (0.12)%(c)       0.64%            1.03%          1.69%(c)
Portfolio Turnover                              57%          160%            140%(b)          42%              59%           102%(b)
Net Assets, End of Period (000 omitted)  $  51,762      $  9,441      $   16,552       $  11,913        $   7,079      $   5,812

                                                 International Blend/Bank of Ireland Fund(3)
                                                ----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                ----------------------------------------------
                                                     2002          2001            2000
----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $    7.46     $    9.41      $    10.00
Income from investment operations
Net investment income (loss)(d)                        0.08          0.07            0.07
Net realized and unrealized gain (loss)
 on investments                                       (1.46)        (1.94)          (0.46)
                                                  ---------     ---------      ----------
Total from investment operations                      (1.38)        (1.87)          (0.39)
                                                  ---------     ---------      ----------
Less dividends and distributions:
Dividends from net investment income                  (0.07)        (0.08)          (0.11)
Distributions from net realized capital gains            --            --              --
Distributions from capital                               --            --           (0.09)
                                                  ---------     ---------      ----------
Total dividends and distributions                     (0.07)        (0.08)          (0.20)
                                                  ---------     ---------      ----------
Net asset value, end of period                    $    6.01     $    7.46      $     9.41
                                                  ---------     ---------      ----------
Total Return(a)                                      (18.50)%      (19.85)%         (3.84)%(b)
Ratios to Average Net Assets
Gross expenses                                         3.19%         2.55%           2.59%(c)
Fees and expenses waived or borne by
 the Adviser or Distributor                            2.14%         1.50%           1.54%(c)
Net expenses                                           1.05%         1.05%           1.05%(c)
Net investment income (loss)(d)                        1.13%         0.91%           0.69%(c)
Portfolio Turnover                                       29%           12%             27%(b)
Net Assets, End of Period (000 omitted)           $   2,855     $   3,466      $    4,326

                                                      TimesSquare/Core Plus Bond Fund
                                                --------------------------------------------
                                                   For the Year/Period Ended December 31,
                                                --------------------------------------------
                                                      2002           2001(e)         2000
----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $  9.96         $   10.27       $ 10.00
Income from investment operations
Net investment income (loss)(d)                       0.45 (f)          0.59 (f)      0.63
Net realized and unrealized gain (loss)
 on investments                                       0.41              0.29          0.34
                                                   --------        ---------       -------
Total from investment operations                      0.86              0.88          0.97
                                                   --------        ---------       -------
Less dividends and distributions:
Dividends from net investment income                 (0.62)            (1.12)        (0.69)
Distributions from net realized capital gains        (0.01)            (0.07)        (0.01)
Distributions from capital                              --                --            --
                                                   --------        ---------       -------
Total dividends and distributions                    (0.63)            (1.19)        (0.70)
                                                   --------        ---------       -------
Net asset value, end of period                    $  10.19         $    9.96       $ 10.27
                                                  ---------        ---------       -------
Total Return(a)                                       8.90%             8.80%         9.93%
Ratios to Average Net Assets
Gross expenses                                        0.80%             0.80%         0.83%
Fees and expenses waived or borne by
 the Adviser or Distributor                           0.35%             0.35%         0.38%
Net expenses                                          0.45%             0.45%         0.45%
Net investment income (loss)(d)                       4.48%             5.69%         6.74%
Portfolio Turnover                                     396%              351%          310%
Net Assets, End of Period (000 omitted)           $101,734         $  90,835       $83,540

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS

                                                 Balanced Fund (sub-advised by
                                                   Wellington Management)(1)
                                          --------------------------------------------
                                             For the Year/Period Ended December 31,
                                          --------------------------------------------
                                                2002        2001(e)         2000
--------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period         $   9.67        $ 10.05     $   10.00
Income from investment operations
Net investment income (loss)(d)                  0.22 (f)       0.23          0.25
Net realized and unrealized gain (loss)
 on investments                                 (1.28)         (0.41)         0.09
                                             --------        -------     ---------
Total from investment operations                (1.06)         (0.18)         0.34
                                             --------        -------     ---------
Less dividends and distributions:
Dividends from net investment income            (0.22)         (0.20)        (0.29)
                                             --------        -------     ---------
Total dividends and distributions               (0.22)         (0.20)        (0.29)
                                             --------        -------     ---------
Net asset value, end of period               $   8.39        $  9.67     $   10.05
                                             --------        -------     ---------
Total Return(a)                                (10.97)%       (1.78)%         3.41%(b)
Ratios to Average Net Assets
Gross expenses                                   1.98%         1.92%          1.96%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                          0.98%         0.92%          0.96%(c)
Net expenses                                     1.00%         1.00%          1.00%(c)
Net investment income (loss)(d)                  2.40%         2.32%          2.58%(c)
Portfolio Turnover                                 56%          104%            67%(b)
Net Assets, End of Period (000 omitted)      $  4,429        $4,786      $   4,964

                                                           Large Cap Growth/
                                                         Morgan Stanley Fund(1)
                                          ---------------------------------------------------
                                                For the Year/Period Ended December 31,
                                          ---------------------------------------------------
                                               2002            2001               2000
---------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period        $    7.41       $    8.71        $     10.00
Income from investment operations
Net investment income (loss)(d)                    (A)          (0.01)(f)          (0.03)
Net realized and unrealized gain (loss)
 on investments                                 (2.05)          (1.29)             (1.26)
                                            ---------       ---------        -----------
Total from investment operations                (2.05)          (1.30)             (1.29)
                                            ---------       ---------        -----------
Less dividends and distributions:
Dividends from net investment income               --              --                 --
                                            ---------       ---------        -----------
Total dividends and distributions                  --              --                 --
                                            ---------       ---------        -----------
Net asset value, end of period              $    5.36       $    7.41        $      8.71
                                            ---------       ---------        -----------
Total Return(a)                                (27.67)%        (14.93)%           (12.90)%(b)
Ratios to Average Net Assets
Gross expenses                                   2.38%           2.38%              1.99%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                          1.38%           1.38%              0.99%(c)
Net expenses                                     1.00%           1.00%              1.00%(c)
Net investment income (loss)(d)                  0.01%          (0.15)%            (0.31)%(c)
Portfolio Turnover                                149%             91%                75%(b)
Net Assets, End of Period (000 omitted)     $   3,140       $   3,984        $     4,377

                                                               Large Cap Value/
                                                          John A. Levin & Co. Fund(1)
                                                -----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                -----------------------------------------------
                                                     2002           2001             2000
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $   10.22      $   10.83        $   10.00
Income from investment operations
Net investment income (loss)(d)                        0.06           0.13 (f)         0.10
Net realized and unrealized gain (loss)
 on investments                                       (2.82)         (0.61)            1.28
                                                  ---------      ---------        ---------
Total from investment operations                      (2.76)         (0.48)            1.38
                                                  ---------      ---------        ---------
Less dividends and distributions:
Dividends from net investment income                  (0.06)         (0.13)           (0.55)
Distributions from net realized capital gains            --             --               --
                                                  ---------      ---------        ---------
Total dividends and distributions                     (0.06)         (0.13)           (0.55)
                                                  ---------      ---------        ---------
Net asset value, end of period                    $    7.40      $   10.22        $   10.83
                                                  ---------      ---------        ---------
Total Return(a)                                      (26.97)%        (4.39)%          13.78%(b)
Ratios to Average Net Assets
Gross expenses                                         1.68%          1.67%            1.75%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.68%          0.67%            0.75%(c)
Net expenses                                           1.00%          1.00%            1.00%(c)
Net investment income (loss)(d)                        0.99%          0.89%            0.85%(c)
Portfolio Turnover                                       44%            45%              62%(b)
Net Assets, End of Period (000 omitted)           $   5,780      $   6,657        $   5,842

                                                         S&P 500[RegTM] Index Fund(2)
                                                -----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                -----------------------------------------------
                                                     2002          2001             2000
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $    7.01     $    8.11       $    10.00
Income from investment operations
Net investment income (loss)(d)                        0.08          0.08             0.15
Net realized and unrealized gain (loss)
 on investments                                       (1.64)        (1.07)           (0.82)
                                                  ---------     ---------       ----------
Total from investment operations                      (1.56)        (0.99)           (0.67)
                                                  ---------     ---------       ----------
Less dividends and distributions:
Dividends from net investment income                  (0.07)        (0.11)           (0.25)
Distributions from net realized capital gains            --            (A)           (0.97)
                                                  ---------     ------------    ----------
Total dividends and distributions                     (0.07)        (0.11)           (1.22)
                                                  ---------     ---------       ----------
Net asset value, end of period                    $    5.38     $    7.01       $     8.11
                                                  ---------     ---------       ----------
Total Return(a)                                      (22.24)%      (12.20)%          (7.64)%(b)
Ratios to Average Net Assets
Gross expenses                                         0.63%         0.64%            0.58%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.28%         0.29%            0.23%(c)
Net expenses                                           0.35%         0.35%            0.35%(c)
Net investment income (loss)(d)                        1.25%         1.59%            1.36%(c)
Portfolio Turnover                                        4%            2%               9%(b)
Net Assets, End of Period (000 omitted)           $   2,561     $   2,596       $      846

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(A) Less than $0.01 per share.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS continued

                                                     Small Cap Growth/TimesSquare Fund(1)
                                                -----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                -----------------------------------------------
                                                      2002           2001           2000
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $    9.97        $ 10.98     $    10.00
Income from investment operations
Net investment income (loss)(d)                        (0.09)(f)      (0.08)         (0.02)
Net realized and unrealized gain (loss)
 on investments                                        (1.76)         (0.93)          1.15
                                                   ---------        -------     ----------
Total from investment operations                       (1.85)         (1.01)          1.13
                                                   ---------        -------     ----------
Less dividends and distributions:
Dividends from net investment income                      --             --          (0.10)
Distributions from net realized capital gains             --             --             --
Distributions from capital                                --             --          (0.05)
                                                   ---------        -------     ----------
Total dividends and distributions                         --             --          (0.15)
                                                   ---------        -------     ----------
Net asset value, end of period                     $    8.12        $  9.97     $    10.98
                                                   ---------        -------     ----------
Total Return(a)                                       (18.56)%        (9.20)%        11.26%(b)
Ratios to Average Net Assets
Gross expenses                                          1.65%          1.95%          2.01%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                 0.40%          0.70%          0.76%(c)
Net expenses                                            1.25%          1.25%          1.25%(c)
Net investment income (loss)(d)                        (1.06)%        (0.87)%        (0.32)%(c)
Portfolio Turnover                                        57%           160%           140%(b)
Net Assets, End of Period (000 omitted)            $   5,482         $6,370      $   6,640

                                                       Small Cap Value/Berger[RegTM] Fund(2)
                                                --------------------------------------------------
                                                      For the Year/Period Ended December 31,
                                                --------------------------------------------------
                                                      2002             2001             2000
--------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $   12.12        $   11.37        $   10.00
Income from investment operations
Net investment income (loss)(d)                         0.05 (f)         0.10 (f)         0.32
Net realized and unrealized gain (loss)
 on investments                                        (1.86)            2.37             2.59
                                                   ---------        ---------        ---------
Total from investment operations                       (1.81)            2.47             2.91
                                                   ---------        ---------        ---------
Less dividends and distributions:
Dividends from net investment income                   (0.01)           (1.34)           (1.54)
Distributions from net realized capital gains          (0.11)           (0.38)              --
Distributions from capital                                --               --               --
                                                   ---------        ---------        ---------
Total dividends and distributions                      (0.12)           (1.72)           (1.54)
                                                   ---------        ---------        ---------
Net asset value, end of period                     $   10.19        $   12.12        $   11.37
                                                   ---------        ---------        ---------
Total Return(a)                                       (14.97)%          21.53%           28.96%(b)
Ratios to Average Net Assets
Gross expenses                                          1.74%            1.90%            2.18%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                 0.49%            0.65%            0.93%(c)
Net expenses                                            1.25%            1.25%            1.25%(c)
Net investment income (loss)(d)                         0.47%            0.82%            1.49%(c)
Portfolio Turnover                                        42%              59%             102%(b)
Net Assets, End of Period (000 omitted)            $  10,934        $   8,125        $   6,178

                                                 International Blend/Bank of Ireland Fund(3)
                                                ----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                ----------------------------------------------
                                                     2002          2001            2000
----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $    7.45     $    9.39      $    10.00
Income from investment operations
Net investment income (loss)(d)                        0.06          0.05            0.04
Net realized and unrealized gain (loss)
 on investments                                       (1.46)        (1.93)          (0.45)
                                                  ---------     ---------      ----------
Total from investment operations                      (1.40)        (1.88)          (0.41)
                                                  ---------     ---------      ----------
Less dividends and distributions:
Dividends from net investment income                  (0.05)        (0.06)          (0.11)
Distributions from net realized capital gains            --            --              --
Distributions from capital                               --            --           (0.09)
                                                  ---------     ---------      ----------
Total dividends and distributions                     (0.05)        (0.06)          (0.20)
                                                  ---------     ---------      ----------
Net asset value, end of period                    $    6.00     $    7.45      $     9.39
                                                  ---------     ---------      ----------
Total Return(a)                                      (18.76)%      (19.98)%         (4.09)%(b)
Ratios to Average Net Assets
Gross expenses                                         3.44%         2.80%           2.84%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                2.19%         1.55%           1.59%(c)
Net expenses                                           1.25%         1.25%           1.25%(c)
Net investment income (loss)(d)                        0.95%         0.65%           0.49%(c)
Portfolio Turnover                                       29%           12%             27%(b)
Net Assets, End of Period (000 omitted)           $   4,059     $   4,739      $    5,001

                                                       TimesSquare Core Plus Bond Fund(1)
                                                -------------------------------------------------
                                                     For the Year/Period Ended December 31,
                                                -------------------------------------------------
                                                      2002           2001(e)           2000
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $   9.95        $   10.28        $   10.00
Income from investment operations
Net investment income (loss)(d)                        0.43 (f)         0.50 (f)         0.57
Net realized and unrealized gain (loss)
 on investments                                        0.38             0.34             0.40
                                                   --------        ---------        ---------
Total from investment operations                       0.81             0.84             0.97
                                                   --------        ---------        ---------
Less dividends and distributions:
Dividends from net investment income                  (0.59)           (1.10)           (0.68)
Distributions from net realized capital gains         (0.01)           (0.07)           (0.01)
Distributions from capital                               --               --               --
                                                   --------        ---------        ---------
Total dividends and distributions                     (0.60)           (1.17)           (0.69)
                                                   --------        ---------        ---------
Net asset value, end of period                     $  10.16        $    9.95        $   10.28
                                                   --------        ---------        ---------
Total Return(a)                                        8.44%            8.36%            9.92%(b)
Ratios to Average Net Assets
Gross expenses                                         1.20%            1.20%            1.23%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.35%            0.35%            0.38%(c)
Net expenses                                           0.85%            0.85%            0.85%(c)
Net investment income (loss)(d)                        4.41%            5.15%            6.34%(c)
Portfolio Turnover                                      396%             351%             310%(b)
Net Assets, End of Period (000 omitted)            $  1,186        $     462        $     128

(1) Commenced operations on January 21, 2000.
(2) Commenced operations on January 20, 2000.
(3) Commenced operations on January 24, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS

                                                 Balanced Fund (sub-advised by
                                                   Wellington Management)(1)
                                          --------------------------------------------
                                             For the Year/Period Ended December 31,
                                          --------------------------------------------
                                                2002        2001(e)         2000
--------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period         $   9.64     $ 10.04        $   10.00
Income from investment operations
Net investment income (loss)(d)                  0.19 (f)    0.21             0.17
Net realized and unrealized gain (loss)
 on investments                                 (1.27)      (0.42)           0.16
                                             --------     -------        ---------
Total from investment operations                (1.08)      (0.21)            0.33
                                             --------     -------        ---------
Less dividends and distributions:
Dividends from net investment income            (0.20)      (0.19)           (0.29)
                                             --------     -------        ---------
Total dividends and distributions               (0.20)      (0.19)           (0.29)
                                             --------     -------        ---------
Net asset value, end of period               $   8.36     $  9.64        $   10.04
                                             --------     -------        ---------
Total Return(a)                                (11.17)%     (2.14)%           3.25%(b)
Ratios to Average Net Assets
Gross expenses                                   2.23%       2.17%            2.21%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                          0.98%       0.92%            0.96%(c)
Net expenses                                     1.25%       1.25%            1.25%(c)
Net investment income (loss)(d)                  2.16%       2.07%            2.33%(c)
Portfolio Turnover                                 56%       104%               67%(b)
Net Assets, End of Period (000 omitted)      $  4,542     $3,523         $   2,180

                                                           Large Cap Growth/
                                                        Morgan Stanley Fund(1)
                                          ---------------------------------------------------
                                                For the Year/Period Ended December 31,
                                          ---------------------------------------------------
                                               2002            2001               2000
---------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period        $    7.37       $    8.69        $     10.00
Income from investment operations
Net investment income (loss)(d)                    (A)          (0.03)(f)          (0.04)
Net realized and unrealized gain (loss)
 on investments                                 (2.05)          (1.29)             (1.27)
                                            ---------       ---------        -----------
Total from investment operations                (2.05)          (1.32)             (1.31)
                                            ---------       ---------        -----------
Less dividends and distributions:
Dividends from net investment income               --              --                 --
                                            ---------       ---------        -----------
Total dividends and distributions                  --              --                 --
                                            ---------       ---------        -----------
Net asset value, end of period              $    5.32       $    7.37        $      8.69
                                            ---------       ---------        -----------
Total Return(a)                                (27.82)%        (15.19)%           (13.10)%(b)
Ratios to Average Net Assets
Gross expenses                                   2.63%           2.63%              2.24%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                          1.38%           1.38%              0.99%(c)
Net expenses                                     1.25%           1.25%              1.25%(c)
Net investment income (loss)(d)                 (0.20)%         (0.39)%            (0.56)%(c)
Portfolio Turnover                                149%             91%                75%(b)
Net Assets, End of Period (000 omitted)     $   4,311       $   3,086        $     2,107

                                                  Large Cap Value/John A. Levin & Co. Fund(1)
                                                -----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                -----------------------------------------------
                                                     2002           2001             2000
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $   10.19      $   10.81        $   10.00
Income from investment operations
Net investment income (loss)(d)                        0.06           0.06 (f)         0.07
Net realized and unrealized gain (loss)
 on investments                                       (2.83)         (0.56)            1.28
                                                  ---------      ---------        ---------
Total from investment operations                      (2.77)         (0.50)            1.35
                                                  ---------      ---------        ---------
Less dividends and distributions:
Dividends from net investment income                  (0.05)         (0.12)           (0.54)
Distributions from net realized capital gains            --             --               --
                                                  ---------      ---------        ---------
Total dividends and distributions                     (0.05)         (0.12)           (0.54)
                                                  ---------      ---------        ---------
Net asset value, end of period                    $    7.37      $   10.19        $   10.81
                                                  ---------      ---------        ---------
Total Return(a)                                      (27.17)%        (4.61)%          13.52%(b)
Ratios to Average Net Assets
Gross expenses                                         1.93%          1.92%            2.00%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.68%          0.67%            0.75%(c)
Net expenses                                           1.25%          1.25%            1.25%(c)
Net investment income (loss)(d)                        0.80%          0.64%            0.60%(c)
Portfolio Turnover                                       44%            45%              62%(b)
Net Assets, End of Period (000 omitted)           $   6,438      $   4,406        $   1,934

                                                         S&P 500[RegTM] Index Fund(2)
                                                -----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                -----------------------------------------------
                                                     2002          2001             2000
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $    6.99     $    8.09       $    10.00
Income from investment operations
Net investment income (loss)(d)                        0.06          0.09             0.13
Net realized and unrealized gain (loss)
 on investments                                       (1.64)        (1.09)           (0.83)
                                                  ---------     ---------       ----------
Total from investment operations                      (1.58)        (1.00)           (0.70)
                                                  ---------     ---------       ----------
Less dividends and distributions:
Dividends from net investment income                  (0.06)        (0.10)           (0.24)
Distributions from net realized capital gains            --            (A)           (0.97)
                                                  ---------     ------------    ----------
Total dividends and distributions                     (0.06)        (0.10)           (1.21)
                                                  ---------     ---------       ----------
Net asset value, end of period                    $    5.35     $    6.99       $     8.09
                                                  ---------     ---------       ----------
Total Return(a)                                      (22.59)%      (12.41)%          (7.94)%(b)
Ratios to Average Net Assets
Gross expenses                                         0.88%         0.89%            0.83%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.28%         0.29%            0.23%(c)
Net expenses                                           0.60%         0.60%            0.60%(c)
Net investment income (loss)(d)                        1.02%         1.27%            1.11%(c)
Portfolio Turnover                                        4%            2%               9%(b)
Net Assets, End of Period (000 omitted)           $  23,279     $  18,905       $   10,427

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(A) Less than $0.01 per share
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.02 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS continued

                                                     Small Cap Growth/TimesSquare Fund(1)
                                                -----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                -----------------------------------------------
                                                      2002           2001           2000
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $    9.93       $ 10.96      $    10.00
Income from investment operations
Net investment income (loss)(d)                        (0.11)(f)    (0.07)           (0.04)
Net realized and unrealized gain (loss)
 on investments                                        (1.75)       (0.96)            1.14
                                                   ---------       -------      ----------
Total from investment operations                       (1.86)       (1.03)            1.10
                                                   ---------       -------      ----------
Less dividends and distributions:
Dividends from net investment income                      --          --             (0.09)
Distributions from net realized capital gains             --          --                --
Distributions from capital                                --          --             (0.05)
                                                   ---------       -------      ----------
Total dividends and distributions                         --          --             (0.14)
                                                   ---------       -------      ----------
Net asset value, end of period                     $    8.07       $  9.93      $    10.96
                                                   ---------       -------      ----------
Total Return(a)                                       (18.73)%      (9.40)%          11.00%(b)
                                                   ---------       -------      ----------
Ratios to Average Net Assets
Gross expenses                                          1.90%        2.18%            2.26%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                 0.40%        0.68%            0.76%(c)
Net expenses                                            1.50%        1.50%            1.50%(c)
Net investment income (loss)(d)                        (1.30)%      (1.14)%          (0.57)%(c)
Portfolio Turnover                                        57%        160%              140%(b)
Net Assets, End of Period (000 omitted)            $   6,507       $4,892       $    2,905

                                                      Small Cap Value/Berger[RegTM] Fund(2)
                                                --------------------------------------------------
                                                      For the Year/Period Ended December 31,
                                                --------------------------------------------------
                                                      2002             2001             2000
--------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $   12.07        $   11.34        $   10.00
Income from investment operations
Net investment income (loss)(d)                         0.03 (f)         0.07 (f)         0.27
Net realized and unrealized gain (loss)
 on investments                                        (1.85)            2.36             2.60
                                                   ---------        ---------        ---------
Total from investment operations                       (1.82)            2.43             2.87
                                                   ---------        ---------        ---------
Less dividends and distributions:
Dividends from net investment income                      --            (1.32)           (1.53)
Distributions from net realized capital gains          (0.11)           (0.38)              --
Distributions from capital                                --               --               --
                                                   ---------        ---------        ---------
Total dividends and distributions                      (0.11)           (1.70)           (1.53)
                                                   ---------        ---------        ---------
Net asset value, end of period                     $   10.14        $   12.07        $   11.34
                                                   ---------        ---------        ---------
Total Return(a)                                       (15.18)%          21.28%           28.60%(b)
                                                   ---------        ---------        ---------
Ratios to Average Net Assets
Gross expenses                                          1.99%            2.15%            2.43%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                 0.49%            0.65%            0.93%(c)
Net expenses                                            1.50%            1.50%            1.50%(c)
Net investment income (loss)(d)                         0.24%            0.58%            1.24%(c)
Portfolio Turnover                                        42%              59%             102%(b)
Net Assets, End of Period (000 omitted)            $  13,130        $   6,226        $   1,973

                                                 International Blend/Bank of Ireland Fund(3)
                                                ----------------------------------------------
                                                    For the Year/Period Ended December 31,
                                                ----------------------------------------------
                                                     2002          2001            2000
----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $    7.42     $    9.37      $    10.00
Income from investment operations
Net investment income (loss)(d)                        0.04          0.04              (A)
Net realized and unrealized gain (loss)
 on investments                                       (1.47)        (1.94)          (0.44)
                                                  ---------     ---------      ----------
Total from investment operations                      (1.43)        (1.90)          (0.44)
                                                  ---------     ---------      ----------
Less dividends and distributions:
Dividends from net investment income                  (0.04)        (0.05)          (0.10)
Distributions from net realized capital gains            --            --              --
Distributions from capital                               --            --           (0.09)
                                                  ---------     ---------      ----------
Total dividends and distributions                     (0.04)        (0.05)          (0.19)
                                                  ---------     ---------      ----------
Net asset value, end of period                    $    5.95     $    7.42      $     9.37
                                                  ---------     ---------      ----------
Total Return(a)                                      (19.23)%      (20.29)%         (4.35)%(b)
                                                  ---------     ---------      ----------
Ratios to Average Net Assets
Gross expenses                                         3.69%         3.05%           3.09%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                2.19%         1.55%           1.59%(c)
Net expenses                                           1.50%         1.50%           1.50%(c)
Net investment income (loss)(d)                        0.61%         0.38%           0.24%(c)
Portfolio Turnover                                       29%           12%             27%(b)
Net Assets, End of Period (000 omitted)           $   1,892     $   1,493      $    1,371

                                                       TimesSquare Core Plus Bond Fund(1)
                                                -------------------------------------------------
                                                     For the Year/Period Ended December 31,
                                                -------------------------------------------------
                                                      2002           2001(e)           2000
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $   9.92        $   10.27        $   10.00
Income from investment operations
Net investment income (loss)(d)                        0.41 (f)         0.54 (f)         0.51
Net realized and unrealized gain (loss)
 on investments                                        0.39             0.28             0.45
                                                   --------        ---------        ---------
Total from investment operations                       0.80             0.82             0.96
                                                   --------        ---------        ---------
Less dividends and distributions:
Dividends from net investment income                  (0.59)           (1.10)           (0.68)
Distributions from net realized capital gains         (0.01)           (0.07)           (0.01)
Distributions from capital                               --               --               --
                                                   --------        ---------        ---------
Total dividends and distributions                     (0.60)           (1.17)           (0.69)
                                                   --------        ---------        ---------
Net asset value, end of period                     $  10.12        $    9.92        $   10.27
                                                   --------        ---------        ---------
Total Return(a)                                        8.38%            8.20%            9.79%(b)
                                                   --------        ---------        ---------
Ratios to Average Net Assets
Gross expenses                                         1.30%            1.30%            1.33%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.35%            0.35%            0.38%(c)
Net expenses                                           0.95%            0.95%            0.95%(c)
Net investment income (loss)(d)                        4.26%            5.15%            6.24%(c)
Portfolio Turnover                                      396%             351%             310%(b)
Net Assets, End of Period (000 omitted)            $  1,887        $     594        $     215

(1) Commenced operations on January 21, 2000.
(2) Commenced operations on January 20, 2000.
(3) Commenced operations on January 24, 2000.
(A) Less than $0.01 per share
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January
    1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS

1. Organization. CIGNA Funds Group, a Massachusetts business trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At December 31, 2002 the Trust offered nine separate series. Information on eight of these series (referred to as the "Funds" or individually as the "Fund") is presented in this report, including: Balanced Fund (sub-advised by Wellington Management) ("Balanced Fund"), Large Cap Growth/Morgan Stanley Fund ("Large Cap Growth Fund"), Large Cap Value/John A. Levin & Co. Fund ("Large Cap Value Fund"), S&P 500[RegTM] Index Fund, Small Cap Growth/ TimesSquare Fund ("Small Cap Growth Fund"), Small Cap Value/Berger[RegTM] Fund ("Small Cap Value Fund"), International Blend/Bank of Ireland Fund ("International Blend Fund"), and TimesSquare Core Plus Bond Fund ("Core Plus Bond Fund"). The financial statements of the Money Market Fund are presented in a separate report. The Trust offers three classes of shares in each Fund: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including any applicable shareholder servicing fee or distribution fee). Shares of each Class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each Class of shares. The Premier Class Shares of the Funds have a shareholder servicing fee. The Retail Class Shares of the Funds (and Premier Class shares of the Core Plus Bond Fund) have a shareholder servicing fee and a distribution fee.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

      A. Security Valuation - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Funds are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

      B. Delayed Delivery Commitments - The Funds may enter into commitment agreements - i.e., TBA's - for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Funds do not begin to earn interest on such purchase commitments until settlement date. The Funds may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Funds segregate assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for sale or to meet redemptions. Delayed delivery commitments may increase a Fund's exposure to market fluctuations and may increase the possibility that a Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Funds record changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

      C. Foreign Currency Translations - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

      Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

      D. Foreign Investments - The International Blend Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

      E. Forward Currency Transactions - Certain Funds are authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      F. Futures Contracts - Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

      G. High Yield Bonds - The Core Plus Bond Fund may invest in high yield bonds - i.e., fixed income securities rated below investment-grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

      H. Repurchase Agreements - The Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. It is the Funds' policy that the market value of the collateral must be at least equal

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

      at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset any losses incurred.

      I. Swap Agreements - The Funds may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, a Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive - e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

      As of December 31, 2002, the Core Plus Bond Fund had the following outstanding swap agreements:

                      Spread                       Unrealized
     Notional         (Basis     Termination     Appreciation/
      Amount         Points)         Date        (Depreciation)
-----------------   ---------   -------------   ---------------
$     490,000(1)       225        01/01/03          $    0
$   1,350,000(1)        50        05/01/03          $1,114
$     650,000(1)        80        06/01/03          $ (136)
$     110,000(2)       105        06/01/03          $ (139)
$     300,000(1)        57.5      09/01/03          $  346

(1) These swap agreements were with Bear Stearns as the Counterparty and the Total Returns were based on the Bear Stearns High Yield Index.

(2) This swap agreement was with Lehman Brothers as the Counterparty and the Total Returns were based on the Lehman US High Yield Index.

      The terms of the agreement require the Fund to pay LIBOR (which is set monthly) plus the spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/ payable is settled in cash monthly and recorded as net investment income.

      J. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis, which includes amortization of premium and accrual of discount, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Securities gains and losses are determined on the basis of identified cost.

      K. Federal Taxes - For federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statements of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

      During 2002, each fund had a Post-October Loss Deferral of:

             Fund                 Post-October Loss
------------------------------   ------------------
Balanced Fund                    $225,274
Large Cap Growth Fund            129,868
Large Cap Value Fund             324,703
S&P 500[RegTM] Index Fund        266,817
Small Cap Growth Fund            358,686
Small Cap Value Fund             135,784
International Blend Fund         108,990
Core Plus Bond Fund               17,538

      Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

      L. Foreign Taxes on Dividends - Dividend income on the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Balanced Fund, $713; Large Cap Value Fund, $688; S&P 500[RegTM] Index Fund, $5,727; and International Blend Fund, $23,570.

      M. Dividends and Distributions to Shareholders - Dividends from net investment income, if any, and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually (net investment income is declared and distributed monthly for Core Plus Bond Fund).

      Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign securities, capital loss carryforwards, deferred losses due to wash sales, excise tax regulations and net operating losses. To the extent that such differences are permanent, a reclassification of the components of Net Assets may be required.

      N. Multiclass Operations - Each Class offered by the Trust has equal rights as to net assets. Income, non-specific expenses, and realized and unrealized capital gains and losses are allocated to each Class of shares based on the relative net assets of each Class.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate for each Fund (see below) applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse or bear any other expenses for any amount by which expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, certain percentages of average daily net assets until April 30, 2003, and thereafter, to the extent described in the Fund's then current prospectus. These percentages are as follows:

                                          Maximum Operating
                                            Expense Ratio
                               ----------------------------------------
                   Advisory     Institutional     Premier      Retail
      Fund            Fee           Class          Class        Class
Balanced Fund         0.75%          0.80%          1.00%        1.25%

Large Cap
Growth Fund           0.80           0.80           1.00         1.25

Large Cap
Value Fund            0.75           0.80           1.00         1.25

S&P 500[RegTM]
Index Fund            0.25           0.25           0.35         0.60

Small Cap
Growth Fund           1.00           1.05           1.25         1.50

Small Cap
Value Fund            1.00           1.05           1.25         1.50

International
Blend Fund            1.00           1.05           1.25         1.50

Core Plus
Bond Fund             0.60           0.45           0.85         0.95

TimesSquare retains the right to be repaid by a Fund if the Fund's expenses fall below the percentages specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The following is a list of the Funds' remaining liability and respective dates of expiration:

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

                              Remaining   Expires   Expires   Expires
                             Contingent    during    during    during
                              Liability     2003      2004      2005
            Fund               (000's)    (000's)   (000's)   (000's)
            ----               -------    -------   -------   -------
Balanced Fund                   $ 344       $ 99      $116      $129
 Institutional                    126         41        42        43
 Premier                          136         43        48        45
 Retail                            82         15        26        41
Large Cap
Growth Fund                       380        105       134       141
 Institutional                    129         42        48        39
 Premier                          149         46        55        48
 Retail                           102         17        31        54
Large Cap
Value Fund                        284         81        93       110
 Institutional                     95         35        32        28
 Premier                          119         37        40        42
 Retail                            70          9        21        40
S&P 500[RegTM] Index Fund        1052        368       361       323
 Institutional                    865        360       252       253
 Premier                           13          1         4         8
 Retail                           174          7       105        62
Small Cap Growth Fund             357         89       128       140
 Institutional                    204         43        64        97
 Premier                           97         34        41        22
 Retail                            56         12        23        21
Small Cap Value Fund              339        101       114       124
 Institutional                    120         43        43        34
 Premier                          135         46        47        42
 Retail                            84         12        24        48
International Blend Fund          506        157       147       202
 Institutional                    191         66        58        67
 Premier                          241         74        70        97
 Retail                            74         17        19        38
Core Plus Bond Fund               934        277       309       348
 Institutional                    924        276       307       341
 Premier                            4          0         1         3
 Retail                             6          1         1         4

The Balanced, Large Cap Growth, Large Cap Value, Small Cap Value and International Blend Funds use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, and sold for its particular Fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the Funds. TimesSquare has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest excess cash, up to 25% of each Fund's total assets, in the affiliated Money Market Fund (MMF) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Funds by an amount that offsets the amount of the advisory fees incurred in each Fund as a result of its investment in MMF. For the year ended December 31, 2002, the advisory fees waived by TimesSquare were as follows:

(In Thousands)
Balanced Fund                                                              $ 2
Large Cap Growth Fund                                                        2
Large Cap Value Fund                                                         6
S&P 500[RegTM] Index Fund                                                   63
Small Cap Growth Fund                                                       12
Small Cap Value Fund                                                        13
International Blend Fund                                                     1
Core Plus Bond Fund                                                         58

Income distributions from the Fund's holdings in the MMF for the year ended December 31, 2002, are recorded as dividend income in the Statement of Operations as follows:

(In Thousands)
Balanced Fund                                                             $  7
Large Cap Growth Fund                                                        6
Large Cap Value Fund                                                        22
S&P 500[RegTM] Index Fund                                                  250
Small Cap Growth Fund                                                       45
Small Cap Value Fund                                                        48
International Blend Fund                                                     5
Core Plus Bond Fund                                                        234

For administrative services, the Funds reimburse TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

the year ended December 31, 2002, the Funds paid or accrued $271,870. (The amount incurred by each Fund may be found in the Statement of Operations.)

With respect to Retail Class shares (and also the Premier Class of Core Plus Bond Fund), the Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of an annual rate of 0.25%, applied to the average daily net assets of each class (0.15% for the Premier Class of Core Plus Bond Fund), to CIGNA Financial Services, Inc. ("CFS"), the Funds' distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class (and also the Premier Class of Core Plus Bond Fund) and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.20% annually (0.25% for International Blend Fund and Core Plus Bond Fund) applied to the average daily net assets of each class. The shareholder servicing and distribution fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above until April 30, 2003, and thereafter, to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

At December 31, 2002, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, had investments in the Funds as follows (amounts in thousands):

            Fund               Shares
Balanced Fund                 1,080        69%
Large Cap Growth Fund         1,000        54
Large Cap Value Fund          1,075        50
S&P 500[RegTM] Index Fund        23        (a)
Small Cap Growth Fund         1,013        13
Small Cap Value Fund          1,309        37
International Blend Fund      1,041        71
Core Plus Bond Fund              25        (a)

(a) Less than 1%.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2002, were as follows (amounts in thousands):

(In Thousands)

                         U.S.
                  Government/Agency          All Other
                ---------------------- ---------------------
                 Purchases     Sales    Purchases    Sales
Balanced Fund    $  3,899    $  3,257    $ 4,936    $ 3,730

Large Cap
Growth Fund           815         809     16,443     13,775

Large Cap
Value Fund             --          --     12,417      6,354

S&P 500[RegTM]
Index Fund            247          14     25,380      5,166

Small Cap
Growth Fund            --          --     64,077     19,184

Small Cap
Value Fund             --          --     25,315      9,420

International
Blend Fund             --          --      3,938      2,603

Core Plus
Bond Fund         319,092     297,562     39,614     55,598

6. Capital Stock. Each Fund is a separate series of the Trust, which offers an unlimited number of shares of beneficial interest, without par value. Changes in capital shares were as follows (shares and amounts in thousands):

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

(In Thousands)

                                                            Large Cap Growth/    Large Cap Value/
                                                              Morgan Stanley   John A. Levin & Co.
                                          Balanced Fund            Fund                Fund         S&P 500[RegTM] Index Fund
                                       -------------------- ------------------ -------------------- -------------------------
                                        For the Year Ended  For the Year Ended  For the Year Ended     For the Year Ended
                                           December 31,        December 31,        December 31,           December 31,
                                       -------------------- ------------------ -------------------- ------------------------
                                          2002      2001      2002      2001      2002      2001          2002      2001(a)
----------------------------------------------------------------------------------------------------------------------------
Capital Shares Transacted:
Institutional Class
Shares sold                                 --       (A)        35         2        34        --            72         8
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                13        11        --        --         5         7           343       370
                                        ------    ------    ------    ------    ------    ------        ------    ------
                                            13        11        35         2        39         7           415       378
Shares redeemed                             --       (A)       (16)       (2)       (9)       --            (1)       (5)
                                        ------    ------    ------    ------    ------    ------        ------    ------
Net change                                  13        11        19        --        30         7           414       373
                                        ------    ------    ------    ------    ------    ------        ------    ------
Premier Class
Shares sold                                 25        21        92        47       212       115           259       315
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                14        10        --        --         6         8             6         6
                                        ------    ------    ------    ------    ------    ------        ------    ------
                                            39        31        92        47       218       123           265       321
Shares redeemed                             (6)      (30)      (43)      (12)      (89)      (10)         (159)      (55)
                                        ------    ------    ------    ------    ------    ------        ------    ------
Net change                                  33         1        49        35       129       113           106       266
                                        ------    ------    ------    ------    ------    ------        ------    ------
Retail Class
Shares sold                                229       200       501       215       571       312         2,362     1,839
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                13         7        --        --         6         5            49        36
                                        ------    ------    ------    ------    ------    ------        ------    ------
                                           242       207       501       215       577       317         2,411     1,875
Shares redeemed                            (65)      (58)     (109)      (39)     (135)      (64)         (765)     (459)
                                        ------    ------    ------    ------    ------    ------        ------    ------
Net change                                 177       149       392       176       442       253         1,646     1,416
                                        ------    ------    ------    ------    ------    ------        ------    ------
Total net increase (decrease) in Fund
 shares                                    223       161       460       211       601       373         2,166     2,055
                                        ======    ======    ======    ======    ======    ======        ======    ======

(A) Less than 1.
(a) All capital shares transacted for the S&P 500[RegTM] Index Fund's Institutional Class as of December 31, 2001 have been restated to reflect a
    1.62 to 1 stock split effective August 15, 2001.

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

(In Thousands)

                                                                                   International
                                                                                       Blend/
                                        Small Cap Growth/     Small Cap Value/    Bank of Ireland       TimesSquare
                                        TimesSquare Fund     Berger[RegTM] Fund         Fund        Core Plus Bond Fund
                                      --------------------- -------------------- ------------------ --------------------
                                       For the Year Ended    For the Year Ended  For the Year Ended  For the Year Ended
                                          December 31,          December 31,        December 31,        December 31,
                                      --------------------- -------------------- ------------------ --------------------
                                         2002       2001        2002      2001      2002     2001     2002       2001
------------------------------------------------------------------------------------------------------------------------
Capital Shares Transacted:
Institutional Class
Shares sold                              5,485       488       569        --       207        --        419       (A)
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                --        --        13        72         6         5        604       991
                                        ------    ------    ------    ------    ------    ------     ------    ------
                                         5,485       488       582        72       213         5      1,023       991
Shares redeemed                            (89)   (1,049)       (1)       --      (202)       --       (165)      (A)
                                        ------    ------    ------    ------    ------    ------     ------    ------
Net change                               5,396      (561)      581        72        11         5        858       991
                                        ------    ------    ------    ------    ------    ------     ------    ------
Premier Class
Shares sold                                 70        48       447        57       103       111         89        32
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                --        --        12        82         6         5          5         4
                                        ------    ------    ------    ------    ------    ------     ------    ------
                                            70        48       459       139       109       116         94        36
Shares redeemed                            (34)      (14)      (56)      (12)      (69)      (12)       (23)       (2)
                                        ------    ------    ------    ------    ------    ------     ------    ------
Net change                                  36        34       403       127        40       104         71        34
                                        ------    ------    ------    ------    ------    ------     ------    ------
Retail Class
Shares sold                                487       314       957       353       360        80        327        62
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                --        --        14        64         2         1          6         6
                                        ------    ------    ------    ------    ------    ------     ------    ------
                                           487       314       971       417       362        81        333        68
Shares redeemed                           (174)      (86)     (192)      (75)     (245)      (26)      (207)      (29)
                                        ------    ------    ------    ------    ------    ------     ------    ------
Net change                                 313       228       779       342       117        55        126        39
                                        ------    ------    ------    ------    ------    ------     ------    ------
Total net increase in Fund shares        5,745      (299)    1,763       541       168       164      1,055     1,064
                                        ======    ======    ======    ======    ======    ======     ======    ======
(A) Less than 1.

CIGNA Funds Group

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of the CIGNA Funds Group

In our opinion, the accompanying statements of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Fund (sub-advised by Wellington Management), Large Cap Growth/Morgan Stanley Fund, Large Cap Value/ John A. Levin & Co. Fund, S&P 500[RegTM] Index Fund, Small Cap Growth/TimesSquare Fund, Small Cap Value/Berger[RegTM] Fund, International Blend/Bank of Ireland Fund, and TimesSquare Core Plus Bond Fund (each a series of CIGNA Funds Group, hereafter referred to as the "Fund") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

CIGNA Funds Group (Unaudited)

TRUSTEES AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and Officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                     Number of
Name,                          Length                                                Portfolios in   Other
Address*      Position Held    of Time         Principal Occupation(s) During        Fund Complex    Directorships
And Age       with Fund        Served          Past 5 Years                          Overseen        Held by Trustee
-------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.    Trustee          Trustee since   Vice President (Investor Relations,   14              --
Jones                          1995            Public Relations) and Treasurer,
58                                             Kaman Corporation
                                               (helicopters and aircraft
                                               components, industrial
                                               distribution)
Paul J.       Trustee          Trustee since   Special Advisor to Board of           14              Director -- Western
McDonald                       1995            Directors, Friendly Ice Cream                         Massachusetts
59                                             Corporation (family restaurants                       Electric Company
                                               and dairy products)
Marnie        Trustee          Trustee since   Diocesan Consultant, Episcopal        11              --
Wagstaff                       2001            Diocese of Connecticut;
Mueller                                        Previously, Visiting Professor of
64                                             Health Economics, Wesleyan
                                               University
Affiliated Trustees
 and Fund Officers

Richard H.    Trustee and      Trustee and     Managing Director, CIGNA              14              Director of various
Forde         Chairman of      Chairman        Retirement & Investment Services,                     subsidiaries of
49            the Board,       since 2002,     Inc. and TimesSquare Capital                          CIGNA Corporation
              President        President       Management, Inc.
                               since 1998
Alfred A.     Vice President   Officer         CIGNA Funds Treasurer;                14              --
Bingham III   and Treasurer    Since 1982      Assistant Vice President,
58                                             TimesSquare Capital
                                               Management, Inc.
Jeffrey S.    Vice President   Officer         Senior Counsel,                       14              --
Winer         and Secretary    Since 1993      CIGNA Corporation
45

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.
--------------------------------------------------------------------------------
CIGNA Funds Group Funds are open-end, diversified management investment companies. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. The Funds are distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (Telephone: 1.888.CIGNA.FS or 1.888.244.6237).
--------------------------------------------------------------------------------

[LOGO]
CIGNA Financial Services

P.O. Box 150476
Hartford, CT 06115-0476
www.cigna.com

Member NASD/SIPC
                                                                          545900